IMPORTANT NOTICE TO SHAREHOLDERS OF

AMERICAN MUNICIPAL INCOME PORTFOLIO INC. (XAA)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

June 27, 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving the enclosed Joint Proxy Statement/Prospectus in connection with both a Special Meeting and the Annual Meeting of shareholders of American Municipal Income Portfolio Inc. (“American Muni Fund” or the “Target Fund”) and Nuveen Investment Quality Municipal Fund, Inc. (“Nuveen Quality Muni Fund” or the “Acquiring Fund” and together with American Muni Fund, the “Funds” and each, a “Fund”).

(1) Approval of Merger. At your Fund’s Special Meeting of shareholders, shareholders of your Fund will be asked to approve the merger of American Muni Fund with and into Nuveen Quality Muni Fund (the “Merger”). The Board of Directors of American Muni Fund (“Target Fund Board”) and the Board of Directors of Nuveen Quality Muni Fund (“Acquiring Fund Board” and together with the Target Fund Board, each a “Board”) have approved the Merger as part of a series of proposals that are designed to transition the closed-end fund asset management business of U.S. Bancorp Asset Management, Inc. (“USBAM”), the current investment adviser and administrator to the Target Fund, to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”), each a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). As a result of this transition, the Target Fund will become a part of the Nuveen family of funds (“Nuveen Funds”).

(2) Approval of New Advisory Agreements. Nuveen Investments recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”).

(a)        American Muni Fund. USBAM has retained Nuveen Fund Advisors and Nuveen Asset Management as sub-advisers to manage the assets of American Muni Fund. In the event the Merger is not approved or the TIAA-CREF Transaction takes place before the closing of the Merger, securities laws require American Muni Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to American Muni Fund to permit such sub-adviser to continue to manage the Fund. At American Muni Fund’s Special Meeting, shareholders of the Fund will be asked to approve a new sub-advisory agreement between USBAM and each sub-adviser to American Muni Fund.

(b)        Nuveen Quality Muni Fund. Nuveen Fund Advisors, the adviser to Nuveen Quality Muni Fund, has retained Nuveen Asset Management as sub-adviser to manage the assets of the Fund. In the event the TIAA-CREF Transaction takes place, securities laws require Nuveen Quality Muni Fund’s shareholders to approve a new investment management agreement with Nuveen Fund Advisors and a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management to permit the adviser and sub-adviser to continue to manage the Fund. At Nuveen Quality Muni Fund’s Special

Meeting, shareholders of the Fund will be asked to approve a new investment management agreement with Nuveen Fund Advisors and a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

(3) Approval of Board Nominees. At your Fund’s Annual Meeting of shareholders, you will be asked to elect directors to your Fund’s Board.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its Special or Annual Meeting or the vote on each issue.

Special Meeting Proposals

Q.	Why has the Target Fund Board recommended this Merger proposal?

A.	USBAM, a wholly-owned subsidiary of U.S. Bank National Association, currently serves as the investment adviser and administrator for the Target Fund. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including American Muni Fund. Nuveen Fund Advisors and Nuveen Asset Management have served as sub-advisers with respect to American Muni Fund since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and transfer of certain personnel. The Target Fund Board considered various alternatives in light of USBAM’s decision to discontinue the closed-end fund asset management business and has determined that it is in the best interests of American Muni Fund to merge with and into Nuveen Quality Muni Fund. By merging with and into Nuveen Quality Muni Fund, American Muni Fund would become part of the Nuveen Funds, and Nuveen would serve as the investment adviser to the combined fund and would be responsible for all aspects of fund operations. The current Board of Nuveen Quality Muni Fund, which oversees all of the Nuveen Funds, would continue to oversee the combined fund.

Q.	What are the potential benefits of the Merger to the Funds?

A.	Based on information provided by USBAM and Nuveen, each Fund’s Board believes that the Merger may benefit its Fund in a number of ways, including the following, as applicable, among others:

•

Continuity of Portfolio Management. The Merger will enable shareholders of American Muni Fund to continue their investment in a combined fund with substantially similar investment objectives and the same sub-adviser following USBAM’s decision to discontinue the closed-end fund asset management business.

•

Potential Cost Savings. The Merger is expected to result in cost savings for both Funds over time as a result of the larger size of Nuveen Quality Muni Fund and the management fee breakpoints in the investment management agreement for Nuveen Quality Muni Fund.

•

Improved Secondary Market Trading. The greater share volume of Nuveen Quality Muni Fund common shares following the Merger is expected to result in increased market liquidity for the combined fund, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

•

Capital Structure Diversification and Flexibility. The larger asset base of Nuveen Quality Muni Fund following the Merger and broader range of leverage sources may provide enhanced flexibility in managing the structure and costs of leverage over time.

•

Enhanced Portfolio Quality and Diversification. The larger asset size of Nuveen Quality Muni Fund following the Merger will allow the combined portfolio to invest in a greater number of holdings and will allow for a greater percentage allocation to investment grade bonds when compared to the Target Fund.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $57 billion in closed-end fund assets under management as of March 31, 2014. As part of the Nuveen family of closed-end funds, Nuveen Quality Muni Fund participates in Nuveen’s dedicated secondary market program, which is anticipated to benefit American Muni Fund shareholders (as shareholders of Nuveen Quality Muni Fund following the Merger) by promoting greater awareness and demand for Nuveen Quality Muni Fund common shares through increased visibility and expanded fund-related information.

Q.	Will the Merger impact distributions to common shareholders?

A.	In considering the Merger, each Fund’s Board took into account information from USBAM and Nuveen indicating that the Funds’ investment advisers and sub-advisers expect that the Merger will result in the same or higher distribution rates for common shareholders of the Funds (as common shareholders of the combined fund following the Merger). The potential for higher distribution rates is due to anticipated lower total operating expenses per common share (excluding the cost of leverage), as further described in the Joint Proxy Statement/Prospectus.

Q.	How will preferred shareholders be affected by the Merger?

A.	The Target Fund has one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. The Acquiring Fund has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Merger, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially the same terms, as of the closing of the Merger, as the VMTP Shares of the Target Fund exchanged therefor. The Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will have equal priority with the outstanding VRDP Shares of the Acquiring Fund and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Merger, preferred shareholders of the combined fund may hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger.

Q.	Do the Funds have similar investment objectives, policies, strategies and risks?

A.

The Funds have substantially similar investment objectives, policies, strategies and risks. The investment objective of each Fund focuses on providing income that is exempt from federal income tax. Nuveen Quality Muni Fund also has a secondary investment objective to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Each Fund also has a fundamental policy with respect to its investment, under normal circumstances, of at least 80% of its assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes. This policy may not be changed without shareholder approval. American Muni Fund is managed by two portfolio managers, one of whom serves as the portfolio manager of Nuveen Quality Muni Fund.

Additionally, each Fund is a leveraged closed-end management investment company and currently engages in leverage through the issuance of preferred shares and may also utilize inverse floating rate securities.

Q.	Does the investment management agreement for the Acquiring Fund differ from the Target Fund’s current investment management agreement?

A.	Yes. While the investment advisory services provided under the Acquiring Fund’s investment management agreement with Nuveen Fund Advisors are similar to those provided under the investment management agreement between the Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. One important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a fund-level fee rate and a complex-level fee rate, both of which include breakpoints, while the rate in the Target Fund’s investment management agreement is based only on a fund-level fee rate that does not include breakpoints. Another important difference is that the services to be provided under the Acquiring Fund’s investment management agreement include certain administrative services. Under the current structure for the Target Fund, administrative services and certain additional services are provided pursuant to a separate administration agreement between the Target Fund and USBAM.

A comparison of certain provisions of the Acquiring Fund’s investment management agreement and the Target Fund’s investment management agreement is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	Does the sub-advisory agreement for the Acquiring Fund differ from the Target Fund’s current sub-advisory agreement with Nuveen Asset Management?

A.	Yes. While the services currently provided by Nuveen Asset Management to the Target Fund under its sub-advisory agreement will be substantially the same as the services provided by Nuveen Asset Management to the Acquiring Fund under its sub-advisory agreement, the terms of the Acquiring Fund’s sub-advisory agreement differ from those of the Target Fund’s sub-advisory agreement primarily in terms of the manner in which fees are calculated and paid. Under the Target Fund’s sub-advisory agreement, Nuveen Asset Management is compensated by USBAM at a specified fee rate. Under the Acquiring Fund’s sub-advisory agreement, Nuveen Asset Management is compensated by Nuveen Fund Advisors as a percentage of the fees payable to Nuveen Fund Advisors by the Acquiring Fund. Under each sub-advisory agreement, the investment adviser, and not the Fund, is responsible for paying the sub-adviser.

A comparison of certain provisions of the Acquiring Fund’s sub-advisory agreement and the Target Fund’s sub-advisory agreement with Nuveen Asset Management is included in the enclosed Joint Proxy Statement/Prospectus.

Q.	How will the Merger impact Fund expenses?

A.	The Merger will result in a larger combined fund that is expected to benefit from operating efficiencies and economies of scale and result in lower total expenses per common share (excluding the costs of leverage) due to economies of scale. In addition, as of the date shown in the Comparative Fee Table in the Joint Proxy Statement/Prospectus, the total operating expenses of the combined fund are expected to be lower than the total operating expenses of the Target Fund and Acquiring Fund including the costs of leverage. Nuveen also has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Merger, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the total annual expense ratio (excluding the costs of leverage) of the Target Fund for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Merger, on an annualized basis.

Q.	Will the Merger constitute a taxable event for federal income tax purposes for Target Fund shareholders?

A.	No. The Merger is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Merger, except that gain or loss may be recognized by common shareholders of the Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares being distributed. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that the Target Fund sells portfolio securities in connection with and prior to the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger (such sales are expected to be less than 5% of the assets of the Target Fund).

Q.	What will happen if the Merger is not consummated?

A.	The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the Target Fund Board may take such actions as it deems in the best interests of the Target Fund, including continuing to operate the Fund as a stand-alone fund or recommending the liquidation of the Fund.

Q.	What is the timetable for the Merger?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Merger is expected to take effect on or about September 8, 2014 or as soon as practicable thereafter.

Proposals Regarding the New Advisory Agreements

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction?

A.	Your Fund investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Fund shares immediately before and after the TIAA-CREF Transaction. In addition, each Fund’s adviser and sub-adviser(s) will continue to manage such Fund according to the same investment objectives and policies as were in place immediately before the TIAA-CREF Transaction as described in the Joint Proxy Statement/Prospectus and do not anticipate any significant changes to such Fund’s operations solely in connection with the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current agreements of the Funds described above and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for the Target Fund and the Acquiring Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay as a result of the TIAA-CREF Transaction.

Q.	What will happen if shareholders of my Fund do not approve the new sub-advisory agreements before consummation of the TIAA-CREF Transaction?

A.	Nuveen Fund Advisors and Nuveen Asset Management will continue to manage your Fund under interim advisory or sub-advisory agreements, as applicable, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Annual Meeting Proposal

Q.	What proposal am I being asked to vote on at the Annual Meeting?

A.	At the Annual Meeting, shareholders of each Fund will be asked to elect directors. Each director nominee for a Fund currently serves as a director of such Fund.

General

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Meetings?

A.

The total expenses related to the Meetings include Merger-related expenses, Annual Meeting expenses and expenses related to the TIAA-CREF Transaction. Each Fund will bear the costs attributable to its Annual Meeting (estimated to be $8,300 for the Target Fund and $18,500 for the Acquiring Fund). The Funds will not bear costs attributable to the TIAA-CREF Transaction.

Merger-related costs include additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs. Merger-related costs and expenses are allocated between the Funds based on the relative expected benefits of the Merger comprised of forecasted costs savings (excluding costs of leverage) and distribution increases, if any, to each Fund during the first year following the Merger. Nuveen and USBAM, or their affiliates, will bear all expenses related to the Mergers with respect to the Target Fund. The Merger-related costs to be borne by the Acquiring Fund are estimated to be approximately $260,000 (0.05%, based on average daily net assets applicable to common shares for the twelve (12) months ended October 31, 2013). The Acquiring Fund will bear its portion of the expenses related to the Merger, whether or not the Merger is consummated.

In addition, a shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Merger. These shareholder account fees, if applicable, are not paid or otherwise remitted to a Fund or a Fund’s investment adviser. The imposition of such fees is based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	How does the Board of my Fund recommend that I vote on the proposals to be considered at the Special Meeting and Annual Meeting?

A.	After careful consideration, each Board has determined that each of the above proposals is in the best interests of its Fund and recommends that you vote FOR these proposals for your Fund.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (877) 520-8548 for American Muni Fund or (866) 209-5784 for Nuveen Quality Muni Fund weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its Special Meeting or Annual Meeting or the vote on each issue and may be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

June 27, 2014

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen Investment Quality Municipal Fund, Inc. (the “Acquiring Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on August 15, 2014 at 2:30 p.m., Central time, to consider and vote on the following proposals:

1.	Agreement and Plan of Merger. To approve an Agreement and Plan of Merger pursuant to which American Municipal Income Portfolio Inc. (the “Target Fund”) will merge with and into the Acquiring Fund, with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a)	the common and preferred shareholders voting as a single class to approve the Agreement and Plan of Merger.

(b)	the preferred shareholders voting separately as a single class to approve the Agreement and Plan of Merger.

2.	Approval of New Advisory Agreements. To approve a new investment management agreement between the Acquiring Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC (“Nuveen Asset Management”) to succeed the current investment management agreement and sub-advisory agreement, respectively:

(a)	the common and preferred shareholders voting as a single class to approve a new investment management agreement with Nuveen Fund Advisors.

(b)	the common and preferred shareholders voting as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management.

3.	Other Business. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on June 23, 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Acquiring Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Acquiring Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

June 27, 2014

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014

To the Shareholders:

Notice is hereby given that a Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Investment Quality Municipal Fund, Inc. will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on August 15, 2014 at 2:00 p.m., Central time, to consider and vote on the following proposals:

1.	Election of Board Members. To elect twelve (12) members of the board of directors.

(a)	the common and preferred shareholders voting as a single class to elect ten (10) Board Members.

(b)	the preferred shareholders voting separately to elect two (2) Board Members.

2.	Other Business. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on June 23, 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

FIRST AMERICAN FUNDS	NUVEEN FUNDS
P.O. BOX 1330	333 WEST WACKER DRIVE
MINNEAPOLIS, MINNESOTA 55440-1330	CHICAGO, ILLINOIS 60606
(800) 677-3863	(800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

AMERICAN MUNICIPAL INCOME PORTFOLIO INC. (XAA)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

June 27, 2014

This Joint Proxy Statement/Prospectus relates to several important proposals regarding your Fund, including a merger of American Municipal Income Portfolio Inc. (“American Muni Fund” or the “Target Fund”) with and into Nuveen Investment Quality Municipal Fund, Inc. (“Nuveen Quality Muni Fund” or the “Acquiring Fund”). Shareholders of each Fund are entitled to vote on the proposals as indicated in the table below. This Joint Proxy Statement/Prospectus is being furnished to shareholders of American Muni Fund and to shareholders of Nuveen Quality Muni Fund to secure their separate votes on the merger proposal and other proposals described herein.

American Muni Fund is a closed-end management investment company organized as a Minnesota corporation. The Board of Directors of American Muni Fund (the “First American Board” or “Target Fund Board”) is soliciting proxies for use at the Special and Annual Meetings of shareholders of American Muni Fund to be held at the offices of U.S. Bancorp Asset Management, Inc. (“USBAM”), 3rd Floor—Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402, on August 15, 2014, and at any and all adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Annual Meeting will be held at 11:00 a.m., Central time, and the Special Meeting will be held at 11:30 a.m., Central time. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of American Muni Fund on or about July 2, 2014. Shareholders of record of American Muni Fund as of the close of business on June 23, 2014 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

Nuveen Quality Muni Fund is a closed-end management investment company organized as a Minnesota corporation. The Board of Directors of Nuveen Quality Muni Fund (the “Nuveen Board” or “Acquiring Fund Board”) is soliciting proxies for use at the Special and Annual Meetings of shareholders of Nuveen Quality Muni Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on August 15, 2014, and at any and all adjournments or postponements thereof (each, a “Meeting” and collectively, the “Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Annual Meeting will be held at 2:00 p.m., Central time and the Special Meeting will be held at 2:30 p.m., Central time. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of Nuveen Quality Muni Fund on or about July 2, 2014. Shareholders of record of Nuveen Quality Muni Fund as of the close of business on June 23, 2014 are entitled to notice of and to vote at the Meetings and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals for your Fund described in this Joint Proxy Statement/Prospectus, including the proposed merger of the Target Fund with and into the Acquiring Fund and the approval of new sub-advisory agreements for the Target Fund and the approval of a new investment management agreement and new sub-advisory agreement for the Acquiring Fund in connection with the TIAA-CREF Transaction (as defined below), each as described herein, or investing in the Acquiring Fund. Please read it carefully and keep it for future reference. Each Fund’s Board of Directors is referred to as a “Board” and collectively as the “Boards” and each Director as a “Board Member” in this document.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Meeting as to which a choice has been specified by shareholders of the applicable Fund on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of the Funds who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with such Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meetings and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meetings, however, will not revoke any previously submitted proxy.

The following table indicates the proposals of each Fund for which the votes of common shareholders and preferred shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter. Except as otherwise noted below, common shareholders of a Fund vote together with preferred shareholders as a single class.

Matter	Common Shares	Preferred Shares
For Target Fund Shareholders

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into the Acquiring Fund, with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	X	*

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—	X	*
2 To approve a new sub-advisory agreement between USBAM and each sub-adviser below to succeed the current sub-advisory agreement with that sub-adviser:

(a) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Fund Advisors, LLC.	X	X	*

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between USBAM and Nuveen Asset Management, LLC.	X	X	*

Annual Meeting Proposal

1 To elect five (5) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect three (3) Board Members.	X	X	*

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—	X	*

Matter	Common Shares	Preferred Shares
For Acquiring Fund Shareholders

Special Meeting Proposals

1        To approve an Agreement and Plan of Merger pursuant to which the Target Fund will merge with and into the Acquiring Fund, with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

(a) the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Merger.	X	X

(b) the preferred shareholders voting separately to approve the Agreement and Plan of Merger.	—	X

2        To approve a new investment management agreement between the Acquiring Fund and Nuveen Fund Advisors, LLC and to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC to succeed the current investment management agreement and sub-advisory agreement, respectively:

(a) the common and preferred shareholders voting together as a single class to approve a new investment management agreement with Nuveen Fund Advisors, LLC.	X	X

(b) the common and preferred shareholders voting together as a single class to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.	X	X

Annual Meeting Proposal

1 To elect twelve (12) Board Members.

(a) the common and preferred shareholders voting together as a single class to elect ten (10) Board Members.	X	X

(b) the preferred shareholders voting separately to elect two (2) Board Members.	—	X

*	American Muni Fund is separately soliciting holders of its Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that requires preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of two Board Member nominees to be elected by holders of preferred shares of each Fund at its Annual Meeting, 33 1/3% of the preferred shares entitled to vote, represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election for such Meeting. The inspectors of election will determine whether or not a quorum is present at each Meeting. The inspectors of election will treat abstentions and broker non-votes as present for purposes of determining a quorum at each Meeting. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 of each Annual Meeting is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 1 of such Annual Meeting.

Variable Rate Demand Preferred Shares (“VRDP”) Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meetings or, if adjourned, one business day before the day to which a Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The Boards have determined that the use of this Joint Proxy Statement/Prospectus for each Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders.

Shareholders of each Fund will vote separately on the respective proposals relating to their Fund. In any event, an unfavorable vote on proposal 2a. and 2b. of the Special Meeting and proposal 1 of the Annual Meeting by the shareholders of one Fund will not affect the implementation of such proposals by another Fund if such proposals are approved by the shareholders of that Fund. However, proposals 2a. and 2b. will only take effect upon the closing of the TIAA-CREF Transaction, which is conditioned upon obtaining the consent of a specified percentage of Nuveen clients.

v

Those persons who were shareholders of record at the close of business on June 23, 2014 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of June 23, 2014, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares	VMTP Shares	VRDP Shares
Target Fund (XAA)	5,756,267	435	—
Acquiring Fund (NQM)	35,976,272	—	2,368

The common shares of each Fund are listed on the New York Stock Exchange (“NYSE”). Neither the VMTP Shares of the Target Fund nor the VRDP Shares of the Acquiring Fund are listed on any exchange. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

Merger.    The proposed merger seeks to combine two funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies. The Agreement and Plan of Merger provides for the merger of the Target Fund with and into the Acquiring Fund, with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP Shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund in exchange for their Target Fund VMTP Shares (the “Merger”).

As a result of the Merger, the assets of the Funds will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will continue to operate after the consummation of the Merger as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value of Acquiring Fund common shares issued to Target Fund common shareholders in the Merger will equal, as of the Valuation Time (as defined in the Agreement and Plan of Merger), the aggregate net asset value of Target Fund common shares held by the common shareholders of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be distributed to the Target Fund’s common shareholders in connection with the Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares due to common shareholders of Target Fund as of the Closing Date (as defined below) and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. Preferred shareholders of the Target Fund will receive the same number of Acquiring Fund VMTP Shares having substantially the same terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Merger. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in the Merger will equal the aggregate liquidation preference of the Target Fund preferred shares held immediately prior to the Merger.

The market value of the Acquiring Fund common shares following the Merger, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of the Target Fund’s common shares prior to the Merger.

The Acquiring Fund VMTP Shares to be issued in connection with the Merger will have equal priority with each other and with the Acquiring Fund’s outstanding preferred shares and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the Acquiring Fund VMTP Shares to be issued in connection with the Merger will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

The Merger is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the each Fund’s common shares and preferred shares, voting as a single class, and by the affirmative vote of a majority of the each Fund’s outstanding preferred shares, voting separately as a single class.

The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the Target Fund Board may take such actions as it deems in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Approval of New Advisory Agreements.    Nuveen Investments recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). With respect to American Muni Fund, USBAM has retained Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC (collectively, “Nuveen”), each a subsidiary of Nuveen Investments, as sub-advisers to manage the assets of American Muni Fund and to provide certain other services. In the event the Merger is not approved or the TIAA-CREF Transaction takes place before the closing of the Merger, securities laws require American Muni Fund’s shareholders to approve a new sub-advisory agreement between USBAM and each sub-adviser to American Muni Fund to permit such sub-adviser to continue to manage the Fund. With respect to Nuveen Quality Muni Fund, Nuveen Fund Advisors, the adviser to Nuveen Quality Muni Fund, has retained Nuveen Asset Management as sub-adviser to manage the assets of the Fund and to provide certain other services. In the event the TIAA-CREF Transaction takes place, securities laws require Nuveen Quality Muni Fund’s shareholders to approve a new investment management agreement with Nuveen Fund Advisors and a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management to permit the adviser and sub-adviser to continue to manage the Fund.

An investment in a Fund will not change as a result of Nuveen Investments’ change of ownership. Each shareholder will still own the same Fund shares immediately before and after the TIAA-CREF Transaction. In addition, each Fund’s adviser and sub-adviser(s) will continue to manage such Fund according to the same investment objectives and policies as were in place immediately before the TIAA-CREF Transaction and do not anticipate any significant changes to such Fund’s operations solely in connection with the TIAA-CREF Transaction.

The terms of the new and current sub-advisory agreements for the Target Fund are substantially identical. The terms of the new and current investment management and sub-advisory agreements for the Acquiring Fund also are substantially identical. There will be no change in the contractual management fees paid by Fund shareholders as a result of the TIAA-CREF Transaction.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of each Fund should know before voting on the proposals and constitutes an offering of common shares of Nuveen Quality Muni Fund only. Shareholders should read it carefully and retain it for future reference.

Additional Information.    The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Merger, dated June 27, 2014 (the “Merger SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for Nuveen Quality Muni Fund and the financial highlights for Nuveen Quality Muni Fund contained in Nuveen Quality Muni Fund’s Annual Report for the fiscal year ended October 31, 2013;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for American Muni Fund and the financial highlights for American Muni Fund contained in American Muni Fund’s Annual Report for the fiscal year ended August 31, 2013; and

(iv)	the unaudited financial statements for American Muni Fund contained in American Muni Fund’s Semi-Annual Report for the fiscal period ended February 28, 2014.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing for American Muni Fund may be obtained without charge by calling (800) 677-3863 or writing American Muni Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330.

Copies of the foregoing for Nuveen Quality Muni Fund may be obtained without charge by calling (800) 257-8787 or writing the Nuveen Quality Muni Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

If you wish to request a copy of the Merger SAI, please ask for the “Merger SAI.”

In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds at the number or address shown for such Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith the Funds file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of Nuveen Quality Muni Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite

400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Merger. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

June 27, 2014

AMERICAN MUNICIPAL INCOME PORTFOLIO INC. (XAA)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

x

Comparison of Target Fund’s Original Sub-Advisory Agreements and New Sub-Advisory Agreements	69
Information About the Target Fund Sub-Advisers	71
Board Considerations	72
Shareholder Approval	74
Board Recommendation	75
Comparison of Acquiring Fund’s Original Advisory Agreements and New Advisory Agreements	75
Information About the Acquiring Fund’s Adviser and Sub-Adviser	78
Board Considerations	79
Shareholder Approval	94
Board Recommendation	94

ANNUAL MEETING PROPOSAL	95

PROPOSAL 1: ELECTION OF BOARD MEMBERS	95

ANNUAL MEETING PROPOSAL—American Muni Fund	95
Election of American Muni Fund Board Members	95
Board Recommendation; Required Vote	103

ANNUAL MEETING PROPOSAL—Nuveen Quality Muni Fund	106
Election of Nuveen Quality Muni Fund Board Members	106
Board Recommendation; Required Vote	126

GENERAL INFORMATION	129
Outstanding Shares of Nuveen Quality Muni Fund and American Muni Fund	129
Shareholders of Nuveen Quality Muni Fund and American Muni Fund	129
Expenses of Proxy Solicitation	130
Shareholder Proposals	130
Fiscal Years	131
Appointment of the Independent Registered Public Accounting Firm	131
Section 16(a) Beneficial Ownership Reporting Compliance	131
Shareholder Report Delivery	131
Additional Voting Information	132
Other Information	132

APPENDIX A—FORM OF AGREEMENT AND PLAN OF MERGER	A-1

APPENDIX B—DATES RELATING TO ADVISORY AGREEMENTS	B-1

APPENDIX C—ADVISORY FEE RATES AND FEES PAID	C-1

APPENDIX D—FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY NUVEEN FUND ADVISORS AND NUVEEN ASSET MANAGEMENT WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS	D-1

APPENDIX E—INFORMATION REGARDING OFFICERS AND DIRECTORS OF NUVEEN FUND ADVISORS AND NUVEEN ASSET MANAGEMENT	E-1

APPENDIX F—FORMS OF NEW TARGET FUND SUB-ADVISORY AGREEMENTS	F-1

APPENDIX G—FORM OF NEW ACQUIRING FUND MANAGEMENT AGREEMENT	G-1

APPENDIX H—FORM OF NEW ACQUIRING FUND SUB-ADVISORY AGREEMENT	H-1

APPENDIX I—AUDIT COMMITTEE CHARTERS	I-1

APPENDIX J—GOVERNANCE COMMITTEE CHARTER	J-1

APPENDIX K—OFFICERS OF THE FUNDS	K-1

APPENDIX L—FINANCIAL HIGHLIGHTS	L-1

SPECIAL MEETING PROPOSALS

PROPOSAL 1: MERGER OF THE TARGET FUND WITH AND INTO THE ACQUIRING FUND

A.        OVERVIEW AND BACKGROUND

USBAM, a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), currently serves as the investment adviser and administrator for the Target Fund. USBAM has determined to discontinue the portion of its business involving the provision of asset management services to closed-end investment companies, including the Target Fund. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”) have served as sub-advisers with respect to the Target Fund since January 2011 in connection with Nuveen’s acquisition of a portion of USBAM’s advisory business and the transfer of certain personnel. The Board of the Target Fund considered various alternatives in light of USBAM’s decision to exit the closed-end fund asset management business and has determined that it is in the best interests of the Target Fund to merge with and into the Acquiring Fund. As a result of the Merger, the Target Fund would become part of the Nuveen family of funds (“Nuveen Funds”).

Shareholders of each Fund are being asked to consider the Agreement and Plan of Merger, which provides for the merger of the Target Fund with and into the Acquiring Fund, with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund in exchange for their Target Fund common shares (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and holders of VMTP shares of the Target Fund receiving newly issued VMTP Shares of the Acquiring Fund.

As a result of the Merger, the assets of the Target Fund and the Acquiring Fund will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will continue to operate after the Merger as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus. The Merger is designed to (1) maintain continuity of portfolio management for the Target Fund following USBAM’s decision to exit the closed-end fund asset management business; (2) result in a larger combined fund that may benefit from operating efficiencies and economies of scale; (3) result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Merger) due to economies of scale; and (4) enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. The Merger is expected to take effect on or about September 8, 2014, or such other date as the parties may agree (the “Closing Date”).

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Merger. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Merger and to take such other actions as are necessary to effect the Merger. The Facilitation Agreement also covers certain transition matters relating to the Merger, including the allocation of costs and expenses among the parties, the transfer of records, and sets forth certain additional conditions to Nuveen Fund Advisors’ and USBAM’s obligations to consummate the Merger. See “D. Information about the Merger—Other Agreements—Facilitation Agreement.”

B.        SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Merger and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Merger

The Merger is part of a series of proposals approved by the Board of the Target Fund and other closed-end funds for which USBAM serves as investment adviser and administrator. The proposals are designed to integrate the Target Fund into the Nuveen Funds. Based on information provided by USBAM and Nuveen, each Fund’s Board believes that the Merger may benefit its Fund in a number of ways, including the following as applicable, among others:

Continuity of Portfolio Management.    The Merger will enable shareholders of the Target Fund to continue their investment in a combined fund with substantially similar investment objectives and the same sub-adviser following USBAM’s decision to discontinue the closed-end fund asset management business.

Potential Cost Savings.    The Merger is expected to result in cost savings for both Funds over time as a result of the larger size of the Acquiring Fund and the management fee breakpoints in the investment management agreement for the Acquiring Fund.

Improved Secondary Market Trading.    The greater share volume of the Acquiring Fund following the Merger is expected to result in increased market liquidity for the combined fund, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Capital Structure Diversification and Flexibility.    The larger asset base of the Acquiring Fund following the Merger and broader range of leverage sources may provide enhanced flexibility in managing the structure and costs of leverage over time.

Enhanced Portfolio Quality and Diversification.    The larger asset size of the Acquiring Fund following the Merger will allow the combined portfolio to invest in a greater number of holdings and will allow for a greater percentage allocation to investment grade bonds when compared to the Target Fund.

In addition, Nuveen is a leading sponsor of closed-end funds with more than $57 billion in closed-end fund assets under management as of March 31, 2014. As part of the Nuveen family of closed-end funds, the Acquiring Fund participates in Nuveen’s dedicated secondary market program, which is anticipated to benefit Target Fund shareholders (as shareholders of the Acquiring Fund following the Merger) by promoting greater awareness and demand for Acquiring Fund common shares through increased visibility and expanded fund-related information.

The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of the Target Fund and Acquiring Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and each Fund satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the

Target Fund’s Board may take such actions as it deems in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund. For a fuller discussion of each Board’s considerations regarding approval of the Merger, see “D.—Information About the Merger—Reasons for the Merger.”

Material Federal Income Tax Consequences of the Merger

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Merger by the holders of preferred shares of the Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Merger. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Merger will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of the Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that the Target Fund sells portfolio securities in connection with and prior to the Merger, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, it is not currently expected that any significant portfolio sales will occur solely in connection with the Merger (such sales are expected to be less than 5% of the assets of the Target Fund).

Comparison of the Acquiring Fund and the Target Fund

General.    Each Fund is a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 23, 1990	Minnesota	corporation
Target Fund	April 22, 1993	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	200,000,000	35,976,272	$0.01	None	None	NYSE
Target Fund	200,000,000	5,756,267	$0.01	None	None	NYSE

(1)	As of June 23, 2014.

Each Fund is authorized to issue 1,000,000 preferred shares, par value $0.01 per share. The Acquiring Fund currently has 2,368 VRDP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $236.8 million. The Target Fund has 435 VMTP Shares outstanding, par value $0.01 per share, with a per share liquidation preference of $100,000 and a total liquidation value of $43.5 million. VRDP Shares and VMTP Shares are entitled to one vote per share.

The Acquiring Fund VMTP Shares to be issued in the Merger will have rights and preferences that are substantially the same, as of the closing of the Merger, to those of the outstanding Target Fund VMTP Shares for which they are exchanged. The Acquiring Fund VMTP Shares to be issued in connection with the Merger will have equal priority with each other, with the outstanding Acquiring Fund preferred shares and with any other preferred shares that the Acquiring Fund may issue in the future as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, preferred shares of the Acquiring Fund have priority in all respects to the Acquiring Fund’s common shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Merger, holders of preferred shares of the Funds will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger.

Investment Objectives and Policies.    The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital.

The Funds have substantially similar investment strategies. The following is a summary of the principal investment strategies of the Funds. As used below and throughout this Joint Proxy Statement/Prospectus, “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to certain types of leverage.

TARGET FUND	ACQUIRING FUND	DIFFERENCES
Investment Objective: The Fund’s investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital.

Investment Objectives:

The Fund’s primary investment objective is to provide current income exempt from regular federal income tax.

The Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund’s
primary investment
objective is substantively
similar to the Target
Fund’s. The Acquiring
Fund also has a secondary
investment objective of
enhancing portfolio value
by investing in
undervalued securities.

TARGET FUND	ACQUIRING FUND	DIFFERENCES
Principal Strategy: Under normal circumstances, the Fund will invest at least 80% of the value of its net assets in securities that generate income that is exempt from regular federal income tax.

Principal Strategy:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Substantially the same.

The Fund will invest primarily in municipal securities that are investment grade securities or securities of comparable quality, except the Fund may invest up to 20% of its total assets in municipal securities that, at the time of investment, are rated lower than investment grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality Nuveen Asset Management. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Substantially similar, except that the Acquiring Fund has a stated limit on investing in municipal securities rated below B3/B-.
The Fund invests in municipal obligations with long-term maturities.	The Fund will invest primarily in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions.	The Funds have similar policies to invest in municipal securities with long-term maturities.

TARGET FUND	ACQUIRING FUND	DIFFERENCES
During temporary defensive periods and in order to keep cash on hand fully invested, the Fund may invest in high-quality, tax-exempt and taxable investments.

The Fund may, during temporary defensive periods and in order to keep the Fund’s cash fully invested, invest any percentage of its net assets in short-term investments including high-quality, short-term debt securities that may be either tax-exempt or taxable (or in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly).

Substantially similar.
The Fund may invest in inverse floating rate securities.	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.	The Funds both have the ability to invest in inverse floating rate securities.

Other Investment Companies: The Fund may invest up to 5% of its total assets in the securities of unaffiliated closed-end investment companies that invest primarily in tax-exempt obligations.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The Funds have similar policies regarding investment in other investment companies.

TARGET FUND	ACQUIRING FUND	DIFFERENCES

Derivatives:

The Fund may, in order to increase income and/or hedge interest rate risk and its effects on municipal obligations, write covered put and call options and purchase put and call options on the securities in which it invests, enter into interest rate swaps, purchase or sell interest rate caps or floors, enter into futures contracts and purchase and write options on futures contracts.

Derivatives:

The Fund may enter into various types of derivatives transactions, including credit default swaps, interest-rate swaps on taxable and tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Asset Management, correlate with the prices of the Fund’s investments, to enhance return, hedge risks or as a substitute for a position in the underlying asset.

Substantially the same.

Leverage:

The Fund currently employs leverage primarily through its outstanding preferred shares, and also may utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities.

Leverage:

The Fund currently employs leverage primarily through its outstanding preferred shares, and also may utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities.

Substantially the same.

Individual security ratings are based on information from Moody’s Investors Service Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”), and/or Fitch Ratings, Ltd. (“Fitch”). In the case of an unrated security, it is considered to have the same rating as rated securities judged by the portfolio managers to be of comparable quality. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after, and as a result of, an acquisition of securities.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, and (b) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and, for the Acquiring Fund, the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Target Fund	2013	2012	2011
Asset Coverage Ratio	281%	309%	288%
Regulatory Leverage Ratio(1)	36%	32%	35%

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	326%	382%	353%
Regulatory Leverage Ratio(1)	31%	26%	28%
Effective Leverage Ratio(2)	39%	34%	37%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which are part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios for the Acquiring Fund.

Board Members and Officers.    The Board of the Target Fund is responsible for overseeing generally the operation of the Target Fund, including general oversight of the duties performed by USBAM under its investment advisory and management agreement with the Target Fund (the “Target Fund Advisory Agreement”). The Board of the Target Fund has five (5) Board Members, each of whom is not an “interested person” as that term is defined in the 1940 Act (the “Independent Board Members”). The names and business addresses of the Board Members and the officers of the Target Fund and their principal occupations and other affiliations during the past five years are set forth under “Annual Meeting Proposal—Proposal 1: Election of Board Members” with respect to the Board Members and Appendix K with respect to the officers.

The Board of the Acquiring Fund is responsible for overseeing generally the operation of the Acquiring Fund, including general oversight of the duties performed by Nuveen Fund Advisors under its investment management agreement with the Acquiring Fund (the “Acquiring Fund Management Agreement”). The Board of the Acquiring Fund has twelve (12) Board Members, ten of whom are Independent Board Members. The names and business addresses of the Board Members and the current officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Annual Meeting Proposal—Proposal 1: Election of Board Members” with respect to the Board Members and Appendix K with respect to the officers.

Investment Adviser.    USBAM serves as the investment adviser and administrator to the Target Fund. Nuveen Fund Advisors and Nuveen Asset Management serve as sub-advisers to the Target Fund. Nuveen Fund Advisors serves as the investment adviser to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement, and Nuveen Asset Management serves as the sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement with Nuveen Fund Advisors (the “Acquiring Fund Sub-Advisory Agreement”).

The investment advisory services provided by Nuveen Fund Advisors to the Acquiring Fund under the Acquiring Fund Management Agreement generally are similar to the services provided by

USBAM to the Target Fund under the Target Fund Advisory Agreement. The Target Fund Advisory Agreement provides that USBAM manages the investment of the assets of the Target Fund. The Acquiring Fund Management Agreement similarly provides that, subject to the supervision of the Board, Nuveen Fund Advisors will manage the investment and reinvestment of the assets of the Acquiring Fund and also provides for the provision of certain administrative services to the Acquiring Fund. In addition, as discussed in more detail below, under the sub-advisory agreement between Nuveen Fund Advisors and USBAM, Nuveen Fund Advisors assists in the supervision of the Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. Nuveen Fund Advisors provides such services to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

Currently, administrative services are provided by USBAM pursuant to a separate administration services agreement with the Target Fund (the “Target Fund Administration Agreement”). USBAM has appointed Nuveen Fund Advisors as sub-administrator of the Target Fund pursuant to separate sub-administration agreements between USBAM and Nuveen Fund Advisors (the “Target Fund Sub-Administration Agreement”), under which Nuveen Fund Advisors has agreed to provide various administrative services upon request, including reviewing shareholder communications and drafting portions of the shareholder annual reports. Nuveen Fund Advisors provides such services, among others, to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement.

The Target Fund Advisory Agreement generally provides that USBAM will (i) furnish the Target Fund with suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Target Fund, and (ii) arrange for officers, employees and other persons who are affiliated with USBAM or any entity which controls, is controlled by or is under common control with USBAM, to serve without compensation from the Target Fund as Board Members, officers or employees of the Target Fund if duly elected to such positions by the shareholders or Board Members of the Target Fund. The Acquiring Fund Management Agreement also generally provides that Nuveen Fund Advisors is responsible for furnishing, at its expense, office space, facilities and equipment and providing officers and employees to carry out its duties under the agreement.

The fee and expense structure of the Acquiring Fund reflects the fee and expense structure of the Nuveen Funds, which differs from the current management fee and expense structure of the Target Fund. The differences are as follows:

•

Nuveen Fund Advisors provides advisory and certain administrative services pursuant to a single agreement and a single fee, while USBAM provides advisory and administrative services pursuant to separate agreements and separate fees;

•

Under the Acquiring Fund’s fee and expense structure, certain expenses that are currently covered through the administrative fee will not be covered through the advisory fee, but will be paid directly by the Fund, such as sub-transfer agency and fund accounting fees;

•

The Acquiring Fund’s management fee schedule is comprised of a fund-level fee rate and a complex-level fee rate based on average daily managed assets (which include assets attributable to all types of leverage), both of which include breakpoints, and the Target Fund’s management fee schedule does not include breakpoints and is comprised of a Fund-level fee rate based on average weekly net assets (which include assets attributable to preferred shares).

The Target Fund Advisory Agreement generally provides that USBAM receives a monthly investment advisory fee in an amount equal to an annualized rate of approximately 0.35% of the Fund’s average weekly net assets, including preferred shares.

Pursuant to the Target Fund Administration Agreement, USBAM receives a monthly administration fee from the Target Fund in an amount equal to an annualized rate of 0.20% of the Fund’s average weekly net assets, including preferred shares. Under the Target Fund Sub-Administration Agreement, USBAM pays Nuveen Fund Advisors a fee in an amount equal to an annualized rate of 0.05% of the average weekly net assets, including preferred shares, of the Target Fund for certain administrative and other services that Nuveen Fund Advisors provides to the Fund, payable monthly.

Under the Acquiring Fund Management Agreement, the Acquiring Fund pays a monthly fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee. The annual fund-level fee rate is calculated by applying the annual rates set forth in the following schedule to the average total daily assets of the Fund:

Average Total Daily Assets(1)	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
Over $5 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

The annual complex-level fee rate is calculated by reference to the daily “eligible assets” of all Nuveen Funds pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-level fee rate as of October 31, 2013 was 0.1683%.

If the Merger is consummated, Nuveen Fund Advisors has agreed to waive its fees or reimburse expenses for two years following the closing of the Merger, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the total annual expense ratio (excluding the costs of leverage) of the Target Fund for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Merger, on an annualized basis.

The Target Fund Advisory Agreement does not specifically address the standard of care required of the investment adviser. The Acquiring Fund Management Agreement provides that Nuveen Fund Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation to make such purchase, sale or retention shall have been made with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Target Fund Advisory Agreement provides that, unless earlier terminated, it will remain in effect for a period of two years from the date of execution and thereafter from year to year, but only so long as such continuation is specifically approved in the manner required by the 1940 Act. The Acquiring Fund Management Agreement provides that, unless earlier terminated, it will remain in effect for an initial term as specified therein (which shall not exceed two years) and thereafter from year to year, but only so long as such continuation is approved in the manner required by the 1940 Act. Additionally, as required by law, the Acquiring Fund Management Agreement and the Target Fund Advisory Agreement each provides that it will terminate automatically in the event of an assignment (as defined under the 1940 Act). The Acquiring Fund Management Agreement and the Target Fund Advisory Agreement also provide that they may be terminated at any time, without payment of any penalty, by the adviser, by such applicable Board or by the vote of a majority of the outstanding voting securities upon at least sixty (60) days’ written notice to the other party.

The Target Fund Advisory Agreement is silent as to governing law. The Acquiring Fund Management Agreement is governed by Illinois law.

Investment Sub-Adviser.    Nuveen Asset Management currently serves as a sub-adviser to the Target Fund pursuant to a sub-advisory agreement with USBAM (the “USBAM Sub-Advisory Agreement I”), and Nuveen Fund Advisors currently serves as a sub-adviser to the Target Fund pursuant to a sub-advisory agreement with USBAM (the “USBAM Sub-Advisory Agreement II” and together with the USBAM Sub-Advisory Agreement I, each, a “Target Fund Sub-Advisory Agreement”). Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Target Fund. Nuveen Fund Advisors’ current investment sub-advisory responsibilities include assisting in the supervision of the Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Fund securities. USBAM compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by the Target Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Fund directly.

Under the USBAM Sub-Advisory Agreement I, USBAM pays Nuveen Asset Management a monthly fee in an amount equal to an annualized rate of 0.25% of the Target Fund’s average weekly net assets.

Under the USBAM Sub-Advisory Agreement II, USBAM pays Nuveen Fund Advisors a monthly fee in an amount equal to an annualized rate of 0.05% of the Target Fund’s average weekly net assets.

The services provided by Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement are substantially similar to those currently provided by Nuveen Asset Management under the USBAM Sub-Advisory Agreement I. However, the terms of the sub-advisory agreements differ, primarily with respect to Nuveen Asset Management’s compensation. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors compensates Nuveen Asset Management for its services out of the investment management fees paid by the Fund to Nuveen Fund Advisors. Nuveen Asset Management is not compensated by the Acquiring Fund directly. Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors compensates Nuveen Asset Management in an amount equal to 38.4615% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements) by the Acquiring Fund.

Information about Nuveen Fund Advisors and Nuveen Asset Management.    Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal 2—Approval of New Advisory Agreements.”

A discussion of the basis for the Target Fund Board’s approval of the renewal of the Target Fund Advisory Agreement and each Target Fund Sub-Advisory Agreement is available in the Target Fund’s Annual Report for the fiscal year ended August 31, 2013, and the Board’s approval of the renewal of such agreements for the Target Fund at its June 2014 meeting will be available in the Target Fund’s next Annual Report. A discussion of the basis for the Acquiring Fund Board’s approval of the renewal of the Acquiring Fund Management Agreement and Acquiring Fund Sub-Advisory

Agreement at its April 2014 meeting is available in the Acquiring Fund’s Semi-Annual Report for the fiscal period ended April 30, 2014, and is included under “Proposal 2—Approval of New Advisory Agreements—Board Considerations—Acquiring Fund Board.”

Portfolio Management.    Douglas J. White, CFA, and Christopher L. Drahn, CFA, are responsible for the day-to-day management of the Target Fund’s investment strategy. Mr. Drahn is responsible for the day-to-day management of the Acquiring Fund and will continue to serve as the portfolio manager of the Acquiring Fund following the Merger.

Douglas J. White, Senior Vice President, Portfolio Manager, is primarily responsible for the management of the Target Fund’s portfolio. Mr. White entered the financial services industry in 1983 and became a portfolio manager in 1985. He joined USBAM in 1987 and most recently served as Head of Tax Exempt Fixed Income at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of USBAM’s asset management business. He manages investments for four Nuveen-sponsored investment companies, with a total of approximately $4.2 billion under management.

Christopher L. Drahn, Senior Vice President, Portfolio Manager, is primarily responsible for the management of the Acquiring Fund’s portfolio and assists with the management of the Target Fund. Mr. Drahn entered the financial services industry in 1980 when he joined USBAM. He became a portfolio manager in 1988 and most recently served as Senior Fixed-Income Portfolio Manager at USBAM until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business. He manages eight Nuveen sponsored investment companies, with a total of approximately $3.3 billion under management.

The Merger SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of securities in the Funds, as applicable.

Comparative Risk Information

Because the Funds have similar investment objectives and strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, and uncertainties related to the tax status of municipal securities or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in thinly traded or illiquid securities may reduce the returns of the Fund because it may be unable to sell such securities at an advantageous time or price.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in the Target Fund is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Target Fund and the Acquiring Fund. The information in the table reflects the fees and expenses for the Target Fund’s fiscal year ended August 31, 2013, for the Acquiring Fund’s fiscal year ended October 31, 2013 and pro forma expenses for the twelve months ended October 31, 2013 for the combined fund. The Target Fund’s management fees include the aggregate fees paid under both its Target Fund Advisory Agreement and Target Fund Administration Agreement. (See “Synopsis—Comparison of the Acquiring Fund and The Target Fund—Investment Adviser.”) The figures in the example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Actual rates of return may be greater or less than the hypothetical 5% annual return shown in the example.

Comparative Fee Table

	Target Fund(1)		Acquiring Fund(1)	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.8185%		0.9235%	0.9160%
Other Expenses	0.3787	%(3)	0.0759%	0.0758%

Subtotal:	1.1972%		0.9994%	0.9918%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.5612%		0.6411%	0.6307%

Total Annual Expenses	1.7584%		1.6405%	1.6225%
Less Expense Reimbursement	(0.0011)%		—	—

Total Annual Operating Expenses After Expense Reimbursement	1.7573%		1.6405%	1.6225%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Fund for the fiscal year ended August 31, 2013 and the Acquiring Fund for the fiscal year ended October 31, 2013. For the Target Fund, Fees on Preferred Shares have been restated to reflect the redemption of the Target Fund’s preferred shares and the issuance of VMTP Shares using current fees as if they had been in effect during the previous fiscal year.

(2)	The Combined Fund Pro Forma figures assume the consummation of the Merger on the first day of the fiscal period ended October 31, 2013. The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Acquiring Fund in connection with the Merger, which are estimated to be $260,000 (0.05% based on average daily net assets applicable to common shares for the twelve (12) months ended October 31, 2013).
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year. Other Expenses for the Target Fund have been restated to exclude remarketing agent fees incurred for the Remarketed Preferred Shares that were outstanding during the 12-month period, because such fees pertain to preferred shares that are no longer outstanding and will not be incurred going forward.
(4)	For the Target Fund, Fees on Preferred Shares assumes that the VMTP Shares issued in April 2014 had been outstanding during the previous fiscal year. Fees on Preferred Shares assume annual dividends to be paid on VMTP Shares, as well as the amortization of offering costs and, for VRDP Shares, annual liquidity and remarketing fees. Dividends paid on Remarketed Preferred Shares are not reflected because such preferred shares are no longer outstanding. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require a Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by the Fund as having been paid (indirectly) by the Fund. Because a Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s common share net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$18	$55	$95	$207
Acquiring Fund	$17	$52	$89	$194
Combined Fund Pro Forma	$16	$51	$88	$192

Comparative Performance Information

Comparative total return performance for the Funds for the periods ended October 31, 2013 is shown in the table below:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Target Fund	(4.98)%	12.22%	5.89%	(13.32)%	15.16%	6.48%
Acquiring Fund	(4.91)%	10.77%	5.78%	(12.30)%	12.24%	5.57%

Average Annual Total Return on Net Asset Value is based on the change in a Fund’s net asset value and assumes reinvestment of distributions at net asset value. Average Annual Total Return on Market Value assumes that all distributions have been reinvested at market prices pursuant to a Fund’s dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. Past performance information is not necessarily indicative of future results.

C.        RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, their principal risks are similar. The principal risks of investing in the Acquiring Fund and the Target Fund are described below.

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by a Fund, which generally trade in the over-the-counter (“OTC”) markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions, if applicable.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or ability to pay dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, a Fund’s adviser and/or sub-adviser will consider what action, including the sale of the security, is in the best interests of a Fund. Municipal securities of below investment grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be more volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect a Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on the obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the adviser’s and/or the sub-adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default, and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also of the municipal agency issuing the certificate of participation.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. The Acquiring Fund has adopted a policy that such investments may not exceed 15% of the Fund’s Managed Assets. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the adviser’s and/or the sub-adviser’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

Each Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but it will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the Acquiring Fund’s adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees of the Acquiring Fund are calculated based on the Fund’s Managed Assets—this may create an incentive for the Acquiring Fund’s adviser and/or sub-adviser to leverage the Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater if a fund relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

•

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, the Funds seek to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. The Funds’ costs of leverage may pay fixed rates of interest or dividends or may fluctuate with short-term yields. The benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. A Fund’s cost of leverage includes both the interest rate paid on its borrowings or dividends on preferred shares as well as any ongoing fees and expenses associated with those borrowings or preferred shares. The Fund also bears the costs of borrowing facilities, issuing its shares and refinancing such leverage. To the extent that the Funds issue preferred shares with relatively short terms to redemption, refinancing risk will increase. Refinancing risk is the risk that the Fund is unable to replace existing leverage at all or on favorable terms. If the Fund is unable to replace its leverage upon a term redemption date, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

As noted, the amount of fees paid to a Fund’s adviser (which in turn pays a portion of its fees to the sub-adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees of the Acquiring Fund are calculated based on the Fund’s Managed Assets—this may create an incentive for a Fund’s adviser and/or sub-adviser to leverage a Fund.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a

Fund must consist of obligations exempt from regular federal income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rate or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by a Fund’s adviser and/or sub-adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the adviser nor the sub-adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions by a Fund of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Market Discount from Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders, and the real value of common shares and distributions, can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if a Fund’s adviser and/or sub-adviser correctly forecasts market values, interest rates and other applicable factors. If a Fund’s adviser and/or sub-adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by a Fund’s adviser and/or sub-adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments. See “—Counterparty Risk” and “—Hedging Risk” and the Merger SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the adviser’s and/or the sub-adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Economic Sector Risk.    Each Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, a Fund’s adviser, sub-adviser and/or their affiliates. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to convert the Fund to open-end status.

D.        INFORMATION ABOUT THE MERGER

General

The Boards of the Target Fund and the Acquiring Fund have each approved the Merger of the Target Fund with and into the Acquiring Fund. As a result of the Merger, the assets of the Target Fund and the Acquiring Fund will be combined, and the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will continue to operate after the Merger as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the Target Fund Board may take such actions as it deems in the best interests of the Target Fund, including conducting additional solicitations with respect to the proposal, continuing to operate the Fund as a stand-alone fund or recommending the liquidation of the Fund.

Terms of the Merger

General.    The Agreement and Plan of Merger, in the form attached as Appendix A, sets forth the terms of the Merger and provides for the Target Fund to merge with and into the Acquiring Fund, with shareholders of the Target Fund receiving (i) with respect to holders of shares of common stock of the Target Fund, newly issued common shares, par value $0.01 per share, of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and (ii) with respect to holders of VMTP Shares of the Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, in exchange for their Target Fund shares.

As a result of the Merger, the assets of the Funds will be combined and the shareholders of the Target Fund will become shareholders of the Acquiring Fund, which will continue to operate after the Merger as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the conditions to closing the Merger are satisfied or waived, the Merger is expected to occur on the Closing Date. Following the Merger, the Target Fund would terminate its registration as an investment company under the 1940 Act.

The aggregate net asset value of Acquiring Fund common shares received by the Target Fund shareholders in the Merger will equal, as of the Valuation Time (as defined below), the aggregate net asset value of Target Fund common shares held by shareholders of the Target Fund as of such time. No fractional Acquiring Fund common shares, however, will be received by the Target Fund’s common shareholders in connection with the Merger. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of fractional share interests deemed received by a shareholder will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder that were converted into such Acquiring Fund common shares, provided the Target Fund shares were held as capital assets immediately prior to the closing of the Merger. As a result of the Merger, shareholders of the Funds would hold reduced percentages of ownership in the larger combined fund than they held in a Fund individually.

Holders of VMTP Shares of the Target Fund will receive the same number of Acquiring Fund VMTP Shares, having substantially the same terms, as the outstanding VMTP Shares of the Target Fund held by such holders immediately prior to the closing of the Merger. The aggregate liquidation preference of Acquiring Fund VMTP Shares received in connection with the Merger will equal the aggregate liquidation preference of the Target Fund VMTP Shares held immediately prior to the closing of the Merger. The VMTP Shares of the Acquiring Fund to be issued in connection with the Merger will have equal priority with each other and with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the outstanding VRDP Shares of the Acquiring Fund and the VMTP Shares of the Acquiring Fund to be issued in connection with the Merger, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. As a result of the Merger, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares of the combined fund for matters to be voted on as a single class.

The preferred shareholders of the Target Fund will receive the following series of preferred shares of the Acquiring Fund:

Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Merger
VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: May 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation value per share Term Redemption Date: May 1, 2017

Valuation of Assets and Liabilities.    The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being referred to herein as the “Valuation Time”). Pursuant to the Agreement and Plan of Merger, the value of the Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen Funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board). There are some differences between the valuation procedures of the Nuveen Funds and the valuation procedures of the Target Fund. As of October 31, 2013, the valuation methodology change would have resulted in an increase of $0.0494 per common share of the Target Fund. The value of the Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

Distributions.    Undistributed net investment income represents net earnings from the Target Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement and Plan of Merger, the Target Fund is required to declare a distribution, which, together with all previous distributions, shall have the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) of the Target Fund for all taxable periods ending on or before the Closing Date.

Amendments.    Under the terms of the Agreement and Plan of Merger, the Agreement and Plan of Merger may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund party thereto subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board; provided, however, that following the meeting of the shareholders of a Fund called by such Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement and Plan of Merger to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement and Plan of Merger, the closing of the Merger is conditioned upon, among other things, (a) the requisite approvals by the shareholders of each Fund of the Merger, (b) the Funds’ receipt of an opinion substantially to the effect that the Merger will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Merger”), (c) the absence of legal proceedings challenging the Merger and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Merger to be consummated, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Furthermore, the obligations of Nuveen Fund Advisors and USBAM to consummate the Merger will be subject to certain additional conditions set forth in the Facilitation Agreement, including, among other things, the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Fund. See “Other Agreements—Facilitation Agreement” below.

Termination.    The Agreement and Plan of Merger may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President, as applicable, without further action by the Board of either the Acquiring Fund or any Target Fund. In addition, any Fund may at its option terminate the Agreement and Plan of Merger at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days, (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met, or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement and Plan of Merger is not in the best interests of the Fund.

Reasons for the Merger

Target Fund

Based on the considerations below, the Board of the Target Fund, which is comprised entirely of Independent Board Members, has determined that the Merger would be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Merger. The Board approved the Merger and recommended that shareholders of the Target Fund approve the Merger.

In preparation for an in-person meeting of the Board held on April 28, 2014 (the “First American Meeting”) at which the Merger was considered, USBAM and Nuveen provided the Board, prior to the First American Meeting and in prior meetings, with information regarding the proposed Merger, including the rationale therefor and alternatives considered to the Merger. Prior to approving the Merger, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board considered a number of principal factors presented at the time of the First American Meeting or prior meetings in reaching their determinations, including the following:

•	the similarities and differences in the Target Fund’s and Acquiring Fund’s investment objectives and principal investment strategies;

•	the Target Fund’s and Acquiring Fund’s relative risks;

•	the Target Fund’s and Acquiring Fund’s relative size;

•	the relative investment performance and trading discount history of the Target Fund and Acquiring Fund;

•

the relative fees and expense ratios of the Target Fund and the Acquiring Fund, including caps on the Acquiring Fund’s expenses for a period of two years from the closing of the Merger agreed to by Nuveen;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs of the Merger and the extent to which the Funds would bear any such costs;

•	the terms of the Merger and whether the Merger would dilute the interests of shareholders of the Funds;

•	the effect of the Merger on shareholder services and shareholder rights;

•	alternatives to the Merger; and

•	any potential benefits to Nuveen and its affiliates as a result of the Merger.

Investment Similarities and Differences.    Based on the information presented, the Board considered that the Target Fund and the Acquiring Fund have substantially similar investment objectives. The Board noted that the Target Fund’s investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The Board noted that Acquiring Fund’s primary investment objective is substantively similar to the Target Fund’s (current income exempt from regular federal income tax) and that the Acquiring Fund also has a secondary investment objective of enhancing portfolio value by investing in undervalued securities. The Board considered that the Target Fund and Acquiring Fund both employ leverage primarily through outstanding preferred stock, and also may utilize portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities.

The Board noted that the Acquiring Fund’s principal investment strategies are substantially similar to those of the Target Fund. In this regard, the Board noted that, under normal conditions, the Target Fund and the Acquiring Fund each invest at least 80% of its assets in securities that generate income which is exempt from regular federal income tax. The Board also considered that the Target Fund and the Acquiring Fund may invest up to 20% of its respective assets in municipal securities that, at the time of investment, are rated lower than investment-grade or are unrated and deemed to be of comparable quality by Nuveen Asset Management. The Board also considered that the Target Fund and the Acquiring Fund each primarily invest in municipal securities with long-term maturities. Specifically, the Board noted that the Acquiring Fund invests in securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Acquiring Fund may be shorter, depending on market conditions. The Board noted that the Target Fund and the Acquiring Fund may each enter into certain derivative instruments to seek income or to hedge risk and, in the case of the Acquiring Fund, as a substitute for a position in an underlying asset.

Relative Risks.    The Board noted that the Funds are subject to similar principal risks associated with their investment in municipal securities, their use of derivatives and their use of leverage.

Relative Sizes.    The Board considered that the larger asset size of the Acquiring Fund will allow the combined portfolio following the Merger to invest in a greater number of holdings and will allow for a greater percentage allocation to investment grade bonds.

Investment Performance and Portfolio Managers.    The Board considered the investment performance of the Target Fund over various periods. The Board noted that the same sub-advisers that currently manage the Target Fund also manage the Acquiring Fund.

Fees and Expense Ratios.    The Board considered that the Merger will result in a larger combined fund that is expected to benefit from operating efficiencies and economies of scale and result in lower total expenses per common share (excluding the costs of leverage) due to economies of scale. In addition, the Board noted that Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Merger, so that the total annual operating expense ratio (excluding leverage costs) of the Acquiring Fund will not exceed the total annual expense ratio (excluding leverage costs) of the Target Fund for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Merger, on an annualized basis.

The Board recognized that while the investment advisory services provided under the Acquiring Fund’s investment management agreement with Nuveen Fund Advisors are similar to those provided under the investment management agreement between the Target Fund and USBAM, there are differences in the terms of the agreements because the Acquiring Fund’s agreement is based on the form used by the Nuveen Funds. The Board noted that one important difference is that the fee rate under the Acquiring Fund’s investment management agreement will be comprised of a Fund-level fee rate and a complex-wide level fee rate, both of which include breakpoints, while the rate in the Target Fund’s investment management agreement is based only on a Fund-level fee rate that does not include breakpoints. In addition, the fee rate under the Acquiring Fund’s investment management agreement is calculated based on managed assets, which include net assets as well as assets attributable to all types of leverage, while the fee rate under the Target Fund’s current investment management agreement is calculated based on net assets, including assets attributable to preferred shares. The Board also considered that the services to be provided under the Acquiring Fund’s investment management agreement include certain administrative services. The Board noted that under the current structure for the Target Fund, administrative services and certain additional services are provided pursuant to a separate administration agreement between the Target Fund and USBAM.

Tax Consequences of the Merger.    The Board considered the tax implications of the Merger. The Board noted that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board further considered that, as a condition to closing, the Fund will receive an opinion of Vedder Price P.C. substantially to the effect that the proposed Merger will qualify as a tax-free reorganization under Section 368 of the Code. Accordingly, the Board noted that it is expected that the Fund will not recognize gain or loss for federal income tax purposes as a direct result of the Merger. The Board recognized that prior to the closing of the Merger, the Target Fund expects to declare a distribution of all of its undistributed net investment income and realized net capital gains, if any, and that all or a portion of such distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. In addition, the Board also recognized that, to the extent that portfolio securities are sold in connection with and prior to the Merger, the Target Fund may realize capital gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund.

Costs of the Merger.    The Board considered that the Target Fund will bear that portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, the solicitation of proxy votes and the costs of holding the Meetings, up to the amounts incurred by the Target Fund in connection with its last annual meeting. Nuveen and USBAM, or their affiliates, will bear the costs in excess of that amount.

Dilution.    The Board considered that the aggregate net asset value of Acquiring Fund common shares received by the shareholders of Target Fund common shares in the Merger will equal, as of the Valuation Time (as defined in the Agreement and Plan of Merger), the aggregate net asset value of Target Fund common shares held by shareholders of the Target Fund as of such time. The Board noted

that no fractional Acquiring Fund common shares, however, will be distributed to the Target Fund’s common shareholders in connection with the Merger. The Board further considered that the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares due to shareholders of Target Fund common shares as of the Closing Date (as defined in the Agreement and Plan of Merger) and will sell the resulting whole shares on the NYSE for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. The Board noted that the market value of the Acquiring Fund common shares following the Merger, and the discount (or premium) to net asset value, may differ from the market value and discount (or premium) of the Target Fund’s common shares prior to the Merger.

The Board considered that the Target Fund has one outstanding series of VMTP Shares and the Acquiring Fund has one outstanding series of VRDP Shares. The Board noted that, upon the closing of the Merger, holders of Target Fund VMTP Shares will receive, on a one-for-one basis, newly issued VMTP Shares of the Acquiring Fund having substantially the same terms, as of the closing of the Merger, as the VMTP Shares of the Target Fund exchanged therefor. The Board further noted that the Acquiring Fund VMTP Shares to be issued to Target Fund shareholders will have equal priority with the outstanding VRDP Shares of the Acquiring Fund and with any other preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Board considered that, following the Merger, preferred shareholders of the combined fund may hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Merger.

Alternatives to the Merger.    The Board considered alternatives to the Merger, but concluded that the Merger was in the best interests of the Target Fund and its shareholders.

Potential Benefits to Nuveen.    The Board recognized that the Merger may result in some benefits for Nuveen insofar as the Acquiring Fund’s asset size will increase.

Conclusion.    The Board approved the Merger, concluding that the Merger is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Merger. The Board did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Merger.

Acquiring Fund

Based on the considerations below, the Board of the Acquiring Fund, including the Independent Board Members, has determined that the Merger would be in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted with respect to net asset value as a result of the Merger. The Board of the Acquiring Fund approved the Merger and recommended that shareholders of the Acquiring Fund approve the Merger.

In preparation for a meeting of the Board of the Acquiring Fund held on April 30, 2014 (the “Nuveen Meeting”) at which the Merger was considered, USBAM and Nuveen provided the Board of the Acquiring Fund, prior to the Nuveen Meeting and in prior meetings, with information regarding the proposed Merger, including the rationale therefor and alternatives considered to the Merger. Prior to approving the Merger, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Board of the Acquiring Fund considered a number of principal factors presented at the time of the Nuveen Meeting or prior meetings in reaching its determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	continuity of portfolio management;

•	improved economies of scale and the potential for lower total expenses (excluding the costs of leverage);

•	the potential for improved secondary market trading with respect to the common shares of the Acquiring Fund;

•	the anticipated federal income tax-free nature of the Merger;

•	the expected costs;

•	the terms of the Merger and whether the Merger would dilute the interests of shareholders of the Acquiring Fund; and

•	any potential benefits to Nuveen Fund Advisors and its affiliates as a result of the Merger.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Board noted that the Target Fund and the Acquiring Fund have substantially similar investment objectives, policies and risks. In this regard, the investment objective of each Fund focuses on providing income that is exempt from federal income tax. The Board also noted that the Acquiring Fund has a secondary investment objective to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Further, the Board noted that the Acquiring Fund, but not the Target Fund, has a stated limit on investing in municipal securities rated below B3/B- (or unrated but judged to be of comparable quality by Nuveen Asset Management). The Board considered the portfolio composition of each Fund and the impact of the Merger on the portfolio of the Acquiring Fund, including any anticipated shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, the Board also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. In addition, the Board recognized that the Target Fund and the Acquiring Fund both employ leverage. Because the Funds have similar investment strategies, their principal risks are also similar.

Continuity of Portfolio Management.    The Board observed that Nuveen Asset Management currently serves as sub-adviser to both the Target Fund and the Acquiring Fund and that it would continue to serve as sub-adviser to the combined fund upon completion of the Merger. The Board also recognized that, upon the completion of the Merger, the portfolio manager who currently serves as such to the Acquiring Fund will serve as the portfolio manager to the combined fund.

Improved Economies of Scale and Potential for Lower Total Expenses (Excluding the Costs of Leverage).    The Board considered the fees and expense ratio of the Acquiring Fund (including estimated expenses of the Acquiring Fund following the Merger). The Board considered that the Merger will result in a larger combined fund that is expected to benefit from operating efficiencies and economies of scale and result in lower total expenses per common share (excluding the costs of leverage) due to economies of scale. Further, Nuveen has agreed to waive its fees or reimburse expenses for the first two years after the closing of the Merger, so that the total annual operating expense ratio (excluding the costs of leverage) of the Acquiring Fund will not exceed the total annual expense ratio (excluding the costs of leverage) of the Target Fund for the period from the first day of the current fiscal year through the last day of the month prior to the consummation of the Merger, on an annualized basis. Further, as each Fund uses leverage, the Board considered the impact of the Merger on the costs of leverage for the Acquiring Fund. In this connection, the Board noted Nuveen Fund Advisors’ position that the larger asset size of the combined fund may provide enhanced flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.     While it is not possible to predict trading levels following the Merger, the Board noted that the greater share volume for the Acquiring Fund following the Merger may result in increased market liquidity for the combined fund, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free “Reorganization”; Capital Loss Carryforwards.    The Board noted that the Merger will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes and the Acquiring Fund will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Board considered the impact of the Merger on any estimated capital loss carryforwards of the Acquiring Fund and applicable limitations under the federal income tax rules.

Expected Costs.    The Board considered the costs of seeking the requisite shareholder approval.

Terms of the Merger and Impact on Shareholders.    The Board considered that the terms of the Merger are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Acquiring Fund.

Potential Benefits to Nuveen Fund Advisors.    The Board recognized that the Merger may result in some benefits for Nuveen Fund Advisors and its affiliates insofar as the Acquiring Fund’s asset size will increase.

Conclusion.    The Board approved the Merger, concluding that the Merger is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Merger.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of October 31, 2013, and the pro forma combined capitalization of the Acquiring Fund as if the Merger had occurred on that date. The table reflects a pro forma exchange ratio of approximately 0.94345164 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Merger is consummated, the actual exchange ratio may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 2,368 shares outstanding for the Acquiring Fund; and 2,368 shares outstanding for Combined Fund Pro Forma	N/A	$236,800,000	—		$236,800,000

Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 435 shares outstanding for the Target Fund; and 435 shares outstanding for Combined Fund Pro Forma(2)	$43,500,000	N/A	—		$43,500,000

Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 5,756,267 shares outstanding for the Target Fund; 35,976,272 shares outstanding for the Acquiring Fund; and 41,407,037 shares outstanding for Combined Fund Pro Forma	$57,563	$359,763	$(3,256	)(3)	414,070
Paid-in surplus	79,951,538	501,802,855	(256,744	)(4)	581,497,649
Undistributed (Over-distribution of) net investment income	1,034,272	6,017,739	(1,040,337	)(5)	6,011,674
Accumulated realized net capital gain (loss)	(2,647,680)	(6,336,695)	—		(8,984,375)
Net unrealized appreciation (depreciation)	2,983,795	32,508,468	284,352	(6)	35,776,615

Net assets attributable to common shares	$81,379,488	$534,352,130	$(1,015,985)		$614,715,633

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$14.14	$14.85			$14.85

Authorized shares
common	200,000,000	200,000,000			200,000,000
preferred	1,000,000	1,000,000			1,000,000

(1)	The pro forma balances are presented as if the Merger were effective as of October 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Merger is expected to be on or about September 8, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 435 VMTP Shares by the Target Fund on October 31, 2013. As of October 31, 2013, the Target Fund had outstanding 1,740 Remarketed Preferred Shares, $25,000 stated value per share at liquidation value. The Target Fund issued its VMTP Shares in a privately negotiated offering in April 2014. Proceeds of the Target Fund’s offering were used to redeem all of the Target Fund’s outstanding Remarketed Preferred Shares. No adjustment to the common shareholders’ equity of the Target Fund is required as a result of the redemption of the Remarketed Preferred Shares.
(3)	Assumes the issuance of 5,430,765 Acquiring Fund common shares to the shareholders of common shares of the Target Fund. This number is based on the net asset values of the Target Fund and the Acquiring Fund as of October 31, 2013, adjusted for the valuation methodology change, estimated Merger costs and the effect of distributions, where applicable.
(4)	Includes the impact of estimated Merger costs of $260,000, which will be borne by the common shareholders of the Acquiring Fund.
(5)	Assumes the Target Fund makes net investment income distributions of $1,040,337.
(6)	Valuing the Target Fund’s assets pursuant to the valuation procedures of the Nuveen Funds rather than the Target Fund’s valuation procedures would have resulted in a valuation adjustment of $284,352 if the Merger was completed as of October 31, 2013.

Expenses Associated with the Merger

The total expenses related to the Meetings include Merger-related expenses, Annual Meeting expenses and expenses related to the TIAA-CREF Transaction. Each Fund will bear the costs attributable to its Annual Meeting (estimated to be $8,300 for the Target Fund and $18,500 for the Acquiring Fund). The Funds will not bear costs attributable to the TIAA-CREF Transaction.

Merger-related costs include additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs. Merger-related costs and expenses are allocated between the Funds based on the relative expected benefits of the Merger comprised of forecasted costs savings (excluding costs of leverage) and distribution increases, if any, to each Fund during the first year following the Merger. Nuveen and USBAM, or their affiliates, will bear all expenses related to the Mergers with respect to the Target Fund. The Merger-related costs to be borne by the Acquiring Fund are estimated to be approximately $260,000 (0.05%, based on average daily net assets applicable to common shares for the twelve (12) months ended October 31, 2013). The Acquiring Fund will bear its portion of the expenses related to the Merger, whether or not the Merger is consummated.

Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $5,000 per Fund, including reasonable expenses.

Dissenting Shareholders’ Rights of Appraisal

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a merger and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of the Target Fund and the common shares of the Acquiring Fund are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of the Target Fund, and not the holders of common shares of the Target Fund, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Merger

As a condition to each Fund’s obligation to consummate the Merger, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Merger substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

2.	No gain or loss will be recognized by the Acquiring Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws.

3.	No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund shares in the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the merger (including any fractional Acquiring Fund common share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund shares. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

6.	The basis of the Target Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, K&L Gates LLP, as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Merger by the holders of preferred shares of the Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes. This discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect dissenters’ rights, (2) the effect of the Merger on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If Target Fund common shareholders receive cash in lieu of a fractional Acquiring Fund common share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Merger and then as having sold that fractional Acquiring Fund common share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund common share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Merger) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional Acquiring Fund common share may be subject to backup withholding taxes.

Prior to the closing of the Merger, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Merger occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Merger. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. The tax character of dividends and distributions (as consisting of exempt interest, ordinary income or capital gain) will be the same for federal income tax purposes whether received in cash or additional shares.

After the Merger, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Merger capital losses may be limited under certain federal income tax rules applicable to mergers of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger. For federal income tax purposes, the Target Fund had capital loss carryovers as of August 31, 2013, which, if not offset by subsequent capital gains, will expire on the Target Fund’s fiscal year-ends as follows:

August 31, 2018	$1,349,646
August 31, 2019	79,991

Total	$1,429,637

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carry forward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses have been fully used.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Merger and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. Holders of VMTP Shares of the Target Fund are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement and Plan of Merger as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement and Plan of Merger by the holders of such Fund’s preferred shares.

The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and each Fund satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of its Fund, including continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Fund

General.    As a general matter, with respect to the Acquiring Fund and the Target Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s articles of incorporation are similar to the provisions of the Target Fund’s articles of incorporation and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Funds—Certain Provisions in the Articles of Incorporation.” The full text of the Acquiring Fund’s articles of incorporation and the Target Fund’s articles of incorporation is on file with the SEC and may be obtained as described on page vii.

The Acquiring Fund’s articles of incorporation authorize 200,000,000 common shares, par value $0.01 per share, and 1,000,000 preferred shares, par value $0.01 per share. If the Merger is consummated, the Acquiring Fund will issue common shares to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Target Fund, in each case as of the Valuation Time. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Minnesota Corporations.”

Distributions.    The Funds have similar dividend policies with respect to the payment of dividends on their common shares. Distributions of net investment income for each Fund are declared and paid on a monthly basis. The net income of a Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Any net gains realized by the Funds on sales of securities are distributed to shareholders at least annually. As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders of record as of the end of the Acquiring Fund’s taxable year will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the common shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds” below and “Federal Income Tax Matters” in the Merger SAI.

Dividend Reinvestment Plan.    Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and the Target Fund are similar. Under the Acquiring Fund’s Plan, if your Acquiring Fund common shares are registered directly with the Acquiring Fund or if you hold your common shares with a brokerage firm that participates in the Acquiring Fund’s Plan, your distributions, including any capital gain distributions, will automatically be reinvested in additional common shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company (“State Street”), as dividend paying agent. The tax character of distributions (as consisting of exempt interest, ordinary income or capital gain) will be the same regardless of whether such distributions are reinvested or received in cash. See “Federal Income Tax Matters Associated with Investment in the Funds” under “Additional Information About the Funds.”

Under the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new common shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if common shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing common shares in the open market, and may invest the uninvested portion in new common shares at a price equal to the greater of (i) net asset value per common share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole common shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your common shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Acquiring Fund Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

For the Target Fund, beginning no more than three business days before the dividend payment date, Computershare will buy shares of the Fund on the NYSE or elsewhere on the open market. The Fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the Fund’s net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

The Target Fund reserves the right to amend or terminate the Plan. Should the Plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by Computershare with at least 90 days written notice to participants in the Plan.

For each Fund, the Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

In connection with the Merger, the Target Fund’s Plan will be terminated and shareholders who elected to participate in the Plan as of the Closing Date will be automatically enrolled in the Acquiring Fund Plan.

Common Share Price Data.    The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the NYSE, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 2014	$14.62	$14.03	$15.33	$14.48	(0.75)%	(5.52)%
February 2014	$14.10	$12.91	$14.62	$13.82	(2.76)%	(7.19)%
November 2013	$14.11	$13.22	$14.14	$13.49	1.16%	(5.71)%
August 2013	$15.16	$13.05	$15.52	$13.65	0.50%	(5.37)%
May 2013	$16.39	$14.78	$15.93	$15.60	3.95%	(5.68)%
February 2013	$17.70	$15.75	$16.15	$15.70	9.73%	0.25%
November 2012	$18.80	$15.87	$16.20	$15.57	16.92%	1.20%
August 2012	$16.25	$15.37	$15.82	$15.39	3.50%	(0.58)%
May 2012	$15.72	$14.31	$15.56	$15.02	2.44%	(4.92)%
February 2012	$15.39	$14.15	$15.29	$14.29	0.72%	(3.49)%
November 2011	$14.29	$13.47	$14.63	$14.17	(0.56)%	(5.95)%

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
April 2014	$14.56	$13.94	$15.52	$15.02	(5.32)%	(8.57)%
January 2014	$14.26	$12.88	$15.06	$14.53	(5.12)%	(11.76)%
October 2013	$13.94	$12.86	$14.85	$14.11	(5.30)%	(10.63)%
July 2013	$16.22	$13.39	$16.73	$14.67	(2.70)%	(9.59)%
April 2013	$17.03	$15.49	$16.69	$16.38	2.16%	(5.49)%
January 2013	$17.58	$16.03	$17.08	$16.51	3.17%	(3.38)%
October 2012	$17.08	$16.17	$16.61	$16.26	3.64%	(1.22)%
July 2012	$17.07	$15.81	$16.51	$16.04	3.58%	(1.92)%
April 2012	$16.25	$15.11	$16.07	$15.67	2.14%	(3.94)%
January 2012	$16.13	$14.71	$16.04	$14.92	3.17%	(2.26)%

On June 23, 2014, the closing sale prices of the Target Fund and the Acquiring Fund common shares were $14.20 and $14.77, respectively, and their net asset values were $15.21 and $15.69, respectively. The closing sale prices represent discounts to net asset value for the Target Fund and the Acquiring Fund of 6.64% and 5.86%, respectively. Common shares of each Fund have at times traded at a discount to net asset value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Merger, or what the extent of any such discount or premium might be.

Description of VMTP Shares to be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued will be substantially the same, as of the time of the closing of the Merger, to the outstanding Target Fund VMTP Shares. The aggregate liquidation preference of the Acquiring Fund VMTP Shares received in the Merger will equal the aggregate liquidation preference of the Target Fund VMTP Shares held immediately prior to the Merger.

The outstanding VMTP Shares of the Target Fund have a mandatory redemption date of May 1, 2017, unless earlier redeemed or repurchased by the Target Fund, and pay cash dividends when, as and if declared by, or under authority granted by, the Target Fund Board. VMTP Shares are also subject to a mandatory redemption upon the occurrence of certain events, such as the Target Fund’s failure to maintain the required asset coverage or effective leverage ratio levels, as well as optional redemption in whole or in part at the option of the Target Fund.

Summary Description of Minnesota Corporations

Each Fund is organized as a Minnesota corporation. The following description is based on relevant provisions of the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the MBCA and each Fund’s operative documents.

General

A fund organized as a Minnesota corporation is governed both by the MBCA and the corporation’s articles of incorporation and by-laws. For a Minnesota corporation, the MBCA prescribes many aspects of corporate governance. For example, shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations and directors of a Minnesota corporation generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of each Fund are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes. Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held.

The Target Fund’s by-laws state that the dates of regular meetings of shareholders shall be set by the Board. Special meetings of shareholders may be called by the chairman of the board, the president, and two or more directors or by one or more shareholders owning at least 10% of the outstanding shares entitled to vote. The Acquiring Fund’s by-laws state that regular meetings of shareholders shall be held on an annual or other less frequent periodic basis at such date and time as the Board shall designate. Special meetings of shareholders may be called by the chairman of the board, the chief administrative officer, the controller or two or more directors and must be called at the written request of shareholders entitle to cast at least 10% of the votes entitled to be cast at the meeting. The by-laws of each Fund provide that the holders of a majority of the shares outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business, except that for the election of board members by holders of preferred shares, 33 1/3% of the preferred shares entitled to vote shall constitute a quorum.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. Shareholders of the Funds may elect directors at any meeting at which a quorum is present. The MBCA and the Funds’ by-laws provide that directors are elected by a plurality of votes present and entitled to vote at such meeting. The Target Fund’s by-laws provide that a director may be removed from office with or without cause by a vote of a majority of the outstanding shares entitled to vote on an election of directors. The Acquiring Fund’s articles of incorporation provide that a director may be removed from office only for cause and only by a vote of at least two-thirds of the outstanding shares entitled to vote on an election of directors.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation, the board of directors may authorize the issuance of shares in more than one class or series, and prior to the issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Under each Fund’s articles of incorporation, the Board of such Fund is permitted to issue 200 million shares of common stock, $.01 par value and 1 million shares of preferred stock, $.01 par value. Shareholders are not entitled to any preemptive rights.

Amendments to the Articles of Incorporation.    Under the MBCA, subject to certain exceptions, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and mergers and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and mergers, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange. Under Minnesota law, common shareholders of each Fund do not have dissenters’ rights of appraisal, because each Fund’s common shares are listed and trade on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Other Agreements

Facilitation Agreement

USBAM, U.S. Bank and Nuveen Fund Advisors have entered into a Facilitation Agreement that provides for each party to take certain actions to facilitate the consummation of the Merger. The Facilitation Agreement provides, among other things, that USBAM and Nuveen Fund Advisors will use their reasonable best efforts to obtain the requisite shareholder approvals for the Merger and to take such other actions as are necessary to effect the Merger. The Facilitation Agreement also provides for the transfer to Nuveen Fund Advisors of Target Fund records held by USBAM and USBAM records that relate to the Target Fund; the continuation of certain agreements and the termination of other agreements of the Target Fund; and a commitment from USBAM to make its personnel available to Nuveen Fund Advisors for a limited time after the Closing Date to assist Nuveen Fund Advisors with respect to certain regulatory matters with respect to the Target Fund. Neither Fund is a party to the Facilitation Agreement.

In addition, the Facilitation Agreement provides that the obligations of Nuveen Fund Advisors and USBAM to consummate the Merger will be subject to certain conditions set forth in the Facilitation Agreement, including, among other things, the conditions set forth in the Agreement and Plan of Merger (see “—Terms of the Merger—Conditions”), the receipt by each of Nuveen Fund Advisors and USBAM of certain customary certificates and the absence of any Material Compliance Matters (as defined in the 1940 Act) with respect to the Target Fund.

Standstill Agreements

The Target Fund has entered into a Standstill Agreement dated April 23, 2014 among the Target Fund, certain other First American closed-end funds and Sit Investment Associates, Inc. (“Sit”). Under the Standstill Agreement with Sit, Sit agreed to vote or cause to be voted all shares of the Target Fund that Sit directly or indirectly has the power to vote or direct the vote of, in accordance with the Target Fund Board’s recommendation regarding the Merger and, subject to shareholder approval of the Merger, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to the Target Fund or any successor until September 30, 2016.

The Target Fund has entered into a Standstill Agreement dated April 28, 2014 among the Target Fund, certain other First American closed-end funds and Bulldog Investors, LLC (“Bulldog”). Under the Standstill Agreement, Bulldog has agreed to vote or cause to be voted all shares of the Target Fund that Bulldog directly or indirectly has the power to vote or direct the vote of, in accordance with the Target Fund Board’s recommendation regarding the Merger and, subject to shareholder approval of the Merger, to generally refrain from submitting or soliciting proxies for shareholder proposals or nominating any candidate for the election of directors with respect to the Target Fund or any successor until September 30, 2016.

E.        ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Fund

Investment Objectives

The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Target Fund’s investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class. For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Policies

The Funds have similar investment policies. The Target Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities that generate income that is exempt from regular federal income tax is fundamental and may not be changed without shareholder approval. The Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax is fundamental and may not be changed without shareholder approval.

Each Fund emphasizes investing in investment grade securities. As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Target Fund has a substantially similar policy.

Also, each Fund has a non-fundamental policy with respect to investing in below investment grade securities. The Acquiring Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, as a non-fundamental policy, no more than 10% of the Acquiring Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management. The Target Fund has substantially similar policies with respect to below investment grade securities; however, the Target Fund does not have a policy regarding municipal securities rated below B3/B-.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the adviser’s and/or the sub-adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that an NRSRO downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, a Fund’s adviser and/or sub-adviser may consider such factors as the adviser’s and/or the sub-adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Merger SAI.

Each Fund will primarily invest in municipal securities with long-term maturities. Specifically, the Acquiring Fund invests in long-term securities in order to maintain an average effective maturity of 15 to 30 years, but the average effective maturity of obligations held by a Fund may be shortened as a result of portfolio transactions effected by a Fund’s adviser and/or sub-adviser, depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

During temporary defensive periods (e.g., times when, in the adviser’s and/or the sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Target Fund has a substantially similar policy with respect to temporary investments.

The Acquiring Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which a Fund may invest directly. The Target Fund has a similar policy with respect to investments in other investment companies.

Neither Fund has established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

Each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including generally to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. While the types of derivatives used by the Funds varies, such instruments generally include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

Each Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund is classified as diversified.

The Funds cannot change their fundamental investment restrictions without the approval of the holders of a “majority of the outstanding” shares. For this purpose, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Investment Restrictions” in the Merger SAI for information regarding the Funds’ fundamental investment restrictions. All of each Fund’s other investment policies, including as noted above, are non-fundamental and can be changed by the Board of such Fund without a vote of the shareholders.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. A Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal securities, private activity bonds, tender option bonds and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax.

The municipal securities in which a Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed a Fund’s adviser and/or sub-adviser to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where a Fund’s adviser and/or sub-adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price.

A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust. With respect to the Acquiring Fund, investments in inverse floating rate securities may not exceed 15% of the Fund’s Managed Assets.

Floating Rate Securities.    Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A Fund’s adviser and/or sub-adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that a Fund’s adviser and/or sub-adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Futures Options and Swaps.    Each Fund’s investment adviser has claimed, with respect to such Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to such Fund. In addition, Nuveen Asset Management has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that its investment adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

Other Investment Companies

Each Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by a Fund’s adviser and/or sub-adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

A Fund’s adviser and/or sub-adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of a Fund’s adviser and/or sub-adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

F.        ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Articles of Incorporation

Each Fund’s articles of incorporation include provisions that could limit the ability of the Fund to convert to open-end status. The holders of at least two-thirds of the shares of common stock must vote to authorize a conversion of each Fund from a closed-end to an open-end investment company. The votes required to approve the conversion of each Fund from a closed-end to an open-end investment company are higher than those required by the 1940 Act. Reference should be made to each Fund’s articles of incorporation on file with the SEC for the full text of these provisions.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding 2,368 VRDP Shares, par value $0.01 per share, with a total liquidation value of $236,800,000, which will remain outstanding following the completion of the Merger. The VRDP Shares were offered and sold by the Acquiring Fund through private negotiated offerings. The outstanding VRDP Shares of the Acquiring Fund have a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent.

VRDP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the VRDP Shares on May 1, 2041, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation value per share ($100,000) plus any accumulated but unpaid dividends. VRDP Shares also may be redeemed at the option of the Acquiring Fund at a redemption price per share equal to the liquidation value per share plus any accumulated but unpaid dividends. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s articles of incorporation, the VRDP Statement Establishing and Fixing the Rights and Preferences of VRDP Shares, or as otherwise required by applicable law, (i) each holder of VRDP Shares is entitled to one vote for each VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VRDP Shares, are entitled as a class to elect two directors of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VRDP Shares, voting as a single class, elect the balance of the directors of the Acquiring Fund.

Holders of VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VRDP Shares or holders of VRDP Shares. Holders of VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VRDP Shares, are entitled to elect additional directors in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the directors of the Acquiring Fund.

The VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The VRDP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the VMTP Shares to be issued in the Merger.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Articles of Incorporation” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Merger SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc. The custodian of the assets of the Target Fund is U.S. Bank, 1555 N. Rivercenter Drive, Suite 302, MK-WI-S302, Milwaukee, Wisconsin 53212. State Street serves as the accounting agent of the Target Fund, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as the Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

Federal Income Tax Matters Associated with Investment in the Funds

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam). Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations. The Target Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. As such, the foregoing discussion applies to the Target Fund.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Merger, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal law will be exempt from regular federal income tax, they may not be exempt from other state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source of this income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning the tax laws of their state and locality of residence.

Net Asset Value

Acquiring Fund Valuation.    The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

In determining the net asset value of the Acquiring Fund, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer or market activity provided by Nuveen Fund Advisors or Nuveen Asset Management.

With respect to equity securities, readily marketable portfolio securities listed on the NYSE generally are valued at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined, as provided by the pricing service. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges are valued in a like manner except that Nasdaq Stock Market (“Nasdaq”) securities are valued using the Nasdaq official closing price for such securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Target Fund Valuation.    The Target Fund’s net asset value is determined weekly. Security valuations for the Target Fund’s investments are generally furnished by an independent pricing service that has been approved by the Board. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Target Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, then the bid will be the closing price. Other equity securities traded in the OTC market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Investments in open-end funds are valued at their net asset values on the valuation date.

Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.

Exchange listed futures and options on futures are priced at their last sale price on the exchange on which they are principally traded, as determined by USBAM on the day the valuation is made. If there were no sales on that day, futures and options on futures will be valued at the last reported bid price. Options on securities and indices traded on Nasdaq or listed on a stock exchange are valued at the last sale price on Nasdaq or on any exchange on the day the valuation is made. If there were no sales on that day, the options will be valued at the last sale price on the previous valuation date. Last sale prices are obtained from an independent pricing service. Swaps and OTC options on securities and indices are valued at the quotations received from an independent pricing service, if available.

When market quotations are not readily available, securities are internally valued at fair value as determined in good faith by procedures established and approved by the Target Fund’s Board. Some of the factors that may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the NYSE, the securities will be valued at fair value. The use of fair value pricing by the Target Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without fair value pricing.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Merger will be passed upon by Dorsey & Whitney LLP, Minneapolis, Minnesota.

Experts

The financial statements of the Target Fund appearing in the Fund’s Annual Report for the fiscal year ended August 31, 2013 are incorporated by reference herein. The financial statements of the Acquiring Fund appearing in the Fund’s Annual Report for the fiscal year ended October 31, 2013 are incorporated by reference herein. The Funds’ financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

Board Recommendation; Required Vote

The Board of the Target Fund recommends that the shareholders of the Target Fund vote in favor of the Merger.

The Board of the Acquiring Fund recommends that the shareholders of the Acquiring Fund vote in favor of the Merger.

The Merger is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Fund’s outstanding common and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. Holders of VMTP Shares of the Target Fund are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus. Unless otherwise instructed, the proxies will vote for the approval of the Merger.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Merger. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement and Plan of Merger as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement and Plan of Merger by the holders of such Fund’s preferred shares.

The closing of the Merger is contingent upon certain conditions being satisfied or waived. Among other conditions, shareholders of each Fund, voting separately on a fund-by-fund basis, must approve the Agreement and Plan of Merger. The closing of the Merger is contingent upon each Fund obtaining the requisite shareholder approvals and each Fund satisfying (or obtaining the waiver of) its other respective closing conditions. If the Merger is not consummated, the Target Fund’s Board may take such actions as it deems in the best interests of the Target Fund, including, continuing to operate the Target Fund as a stand-alone fund or recommending the liquidation of the Target Fund.

PROPOSAL 2: APPROVAL OF NEW ADVISORY AGREEMENTS

Background

As discussed under Proposal 1, USBAM has entered into a Target Fund Sub-Advisory Agreement with each of Nuveen Fund Advisors and Nuveen Asset Management (in such capacity, each, a “Target Fund Sub-Adviser”) with respect to the Target Fund. Nuveen Fund Advisors provides advisory services to the Acquiring Fund pursuant to the Acquiring Fund Management Agreement. Nuveen Fund Advisors has entered into the Acquiring Fund Sub-Advisory Agreement with Nuveen Asset Management with respect to the Acquiring Fund.

The date of each Target Fund Sub-Advisory Agreement, Acquiring Fund Management Agreement and Acquiring Fund Sub-Advisory Agreement and the date on which each was last approved by shareholders and approved for continuance by the Board of the applicable Fund is provided in Appendix B.

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City, a corporation formed by an investor group led by MDP, a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Target Fund Sub-Advisory Agreement, the Acquiring Fund Management Agreement and the Acquiring Fund Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of an investment adviser or sub-adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of Nuveen Fund Advisors and Nuveen Asset Management, each of which is a subsidiary of Nuveen Investments, and therefore, if the Merger is not approved or if the closing of the TIAA-CREF Transaction takes place before the closing of the Merger, the completion of the TIAA-CREF Transaction will be deemed an assignment of each Target Fund Sub-Advisory Agreement, the Acquiring Fund Management Agreement and the Acquiring Fund Sub-Advisory Agreement. As a result, if the Merger is not approved or if the closing of the TIAA-CREF Transaction takes place before the closing of the Merger, the completion of the TIAA-CREF Transaction will result in the termination of each Target Fund Sub-Advisory Agreement, and if the TIAA-CREF Transaction takes place, the completion of the TIAA-CREF Transaction will result in the termination of the Acquiring Fund Management Agreement and the Acquiring Fund Sub-Advisory Agreement.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a portion of Nuveen Investments’ clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes approval by shareholders of the various Nuveen Funds of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fee rates for the Acquiring Fund. This commitment shall not limit or otherwise affect mergers or liquidations of the Acquiring Fund in the ordinary course. In addition, if the Merger (as discussed under Proposal 1) closes, to prevent the occurrence of an “unfair burden” under Section 15(f), the expense commitments presented to the Target Fund Board in connection with the Merger will extend until the later of two years after (a) the closing of the Merger or (b) the closing of the TIAA-CREF Transaction.

In anticipation of the TIAA-CREF Transaction and to provide for the event that the closing of the TIAA-CREF Transaction takes place before the closing of the Merger, the Target Fund Board met in person at joint meetings on April 28, 2014 for purposes of, among other things, considering whether it would be in the best interests of the Target Fund to approve a new sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each a “New Target Fund Sub-Advisory Agreement” and collectively, the “New Target Fund Sub-Advisory Agreements”). Forms of the New Target Fund Sub-Advisory Agreements are attached hereto as Appendix F.

In anticipation of the TIAA-CREF Transaction, the Acquiring Fund Board met at a series of meetings, including meetings of the full Acquiring Fund Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Acquiring Fund Board’s in person meeting on April 30, 2014 for purposes of, among other things, considering whether it would be in the best interests of the Acquiring Fund to approve a new investment management agreement between the Acquiring Fund and Nuveen Fund Advisors (the “New Acquiring Fund Management Agreement”) and to approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “New Acquiring Fund Sub-Advisory Agreement”). Forms of the New Acquiring Fund Management Agreement and New Acquiring Fund Sub-Advisory Agreement are attached hereto as Appendix G and Appendix H, respectively.

The 1940 Act requires that each New Target Fund Sub-Advisory Agreement be approved by the Target Fund’s shareholders and the New Acquiring Fund Management Agreement and New Acquiring Fund Sub-Advisory Agreement be approved by the Acquiring Fund’s shareholders in order for the respective agreements to become effective. At the April 28, 2014 Target Fund Board meeting, and for the reasons discussed below (see “Board Considerations—Target Fund Board” below), the Target Fund Board, including the Independent Board Members, unanimously approved the New Target Fund Sub-Advisory Agreement and unanimously recommended approval of the New Target Fund Sub-Advisory Agreement by shareholders of such Fund. In addition, at the April 30, 2014 Acquiring Fund Board meeting, and for the reasons discussed below (see “Board Considerations—Acquiring Fund Board” below), the Acquiring Fund Board, including the Independent Board Members, unanimously approved the New Acquiring Fund Management Agreement and New Acquiring Fund Sub-Advisory Agreement and unanimously recommended approval of the New Acquiring Fund Management Agreement and New Acquiring Fund Sub-Advisory Agreement by shareholders of such Fund.

Each New Target Fund Sub-Advisory Agreement will take effect only if the closing of the TIAA-CREF Transaction takes place before closing of the Merger. If the closing of the Merger takes place before the closing of the TIAA-CREF Transaction, shareholders of each Target Fund will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect. The New Acquiring Fund Management Agreement and New Acquiring Fund Sub-Advisory Agreement will take effect only if the TIAA-CREF Transaction is consummated.

In the event the Merger is not approved or the closing of the TIAA-CREF Transaction takes place before the closing of the Merger and shareholders of the Target Fund do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 28, 2014 meeting, the Board of the Target Fund, which is comprised entirely of Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Fund after the TIAA-CREF Transaction, in the event the Merger is not approved or the TIAA-CREF Transaction takes place before the closing of the Merger. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions described below. Each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Merger or when shareholders of the Target Fund approve the Fund’s New Target Fund Sub-Advisory Agreements. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. If shareholders of the Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Target Fund Board will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

If shareholders of the Target Fund approve the Merger and the other conditions to closing the Merger are satisfied or waived, the Merger will be consummated whether or not the Target Fund has approved the new sub-advisory agreements in connection with the TIAA-CREF Transaction.

In the event the closing of the TIAA-CREF Transaction takes place before shareholders of the Acquiring Fund approve, or if shareholders do not approve, the New Acquiring Fund Management Agreement and/or the New Acquiring Fund Sub-Advisory Agreement at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim management agreement with Nuveen Fund Advisors (an “Interim Acquiring Fund Management Agreement”) and an interim sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (an “Interim Acquiring Fund Sub-Advisory Agreement”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, the Board of the Acquiring Fund, including the Independent Board Members, also unanimously approved the Interim Acquiring Fund Management Agreement and the Interim Acquiring Fund Sub-Advisory Agreement in order to assure continuity of advisory services to the Acquiring Fund after the TIAA-CREF Transaction, in the event the TIAA-CREF Transaction takes place before shareholders approve the New Acquiring Fund Management Agreement and/or the New Acquiring Fund Sub-Advisory Agreement. The terms of the Interim Acquiring Fund Management Agreement are substantially identical to those of the Acquiring Fund Management Agreement and New Acquiring Fund Management Agreement, except for the term and escrow provisions described below. The terms of the Interim Acquiring Fund Sub-Advisory Agreement are substantially identical to those of the Acquiring Fund Sub-Advisory Agreement and New Acquiring Fund Sub-Advisory Agreement, except for the term and escrow provisions described below. Each of the Interim Acquiring Fund Management Agreement and the Interim Acquiring Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of the 150-day period or when shareholders of the Acquiring Fund approve the Fund’s New Acquiring Fund Management Agreement or New Acquiring Fund Sub-Advisory Agreement, as applicable. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Nuveen Fund Advisors under the Interim Acquiring Fund Management Agreement and by Nuveen Asset Management under the Interim Acquiring Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of the Acquiring Fund approve the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Acquiring Fund Management Agreement and the Interim Acquiring Fund Sub-Advisory Agreement will be paid to Nuveen Fund Advisors and Nuveen Asset Management, respectively. If shareholders of the Acquiring Fund do not approve the New Acquiring Fund Management Agreement prior to the end of the 150-day period, the Acquiring Fund Board will take such action as it deems to be in the best interests of the Acquiring Fund, and Nuveen Fund Advisors will be paid the lesser of its costs incurred in performing its services under the Interim Acquiring Fund Management Agreement or the total amount in the escrow account, plus interest earned. If shareholders of the Acquiring Fund do not approve the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement prior to the end of the 150-day period, the Acquiring Fund Board will take such action as it deems to be in the best interests of the Acquiring Fund, and Nuveen Asset Management will be paid the lesser of its costs incurred in performing its services under the Interim Acquiring Fund Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Target Fund’s Original Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Target Fund Sub-Advisory Agreement, including fees payable to each Target Fund Sub-Adviser by USBAM thereunder, are substantially identical to those of the corresponding original Target Fund Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rates payable by USBAM to the Target Fund Sub-Advisers. If approved by shareholders of the Target Fund, the New Target Fund Sub-Advisory Agreements for the Target Fund will expire on June 30, 2015, unless continued. Each New Target Fund Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Target Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Notwithstanding the foregoing, if shareholders of the Target Fund approve the Merger and the closing of the Merger takes place after the closing of the TIAA-CREF Transaction, each New Target Fund Sub-Advisory Agreement will be terminated in connection with the closing of the Merger. Below is a comparison of certain terms of the original Target Fund Sub-Advisory Agreements to the terms of the New Target Fund Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by each Target Fund Sub-Adviser to the Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to the Target Fund under the applicable Target Fund Sub-Advisory Agreement. Both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of the Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. Both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Target Fund. Subject to oversight of the Target Fund Board and USBAM, in performing its duties under both the Target Fund Sub-Advisory Agreement and the New Target Fund Sub-Advisory Agreement, Nuveen Asset Management will manage the assets in the Target Fund in accordance with the provisions of the Target Fund’s organizational documents, the stated investment objectives, policies and restrictions of the Target Fund and applicable law. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Target Fund Sub-Adviser’s obligations under the New Target Fund Sub-Advisory Agreements.

Brokerage.    Both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Target Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Target Fund Sub-Advisory Agreements and the New Target Fund Sub-Advisory Agreements, USBAM pays each Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Fund. The rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements. The rates of sub-advisory fees payable to the Target Fund Sub-Advisers under the Target Fund Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by USBAM to the Target Fund Sub-Advisers with respect to the Target Fund during the Target Fund’s last fiscal year are set forth in Appendix C to this Joint Proxy Statement/Prospectus.

Payment of Expenses.    Under each Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement, the Target Fund Sub-Adviser agrees to bear all of its expenses in connection with the performance of its services under the Agreement.

Limitation on Liability.    The Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements provide that the Target Fund Sub-Advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund or USBAM in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Target Fund Sub-Adviser in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    Each Target Fund Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Target Fund approve the New Target Fund Sub-Advisory Agreements for the Target Fund, the New Target Fund Sub-Advisory Agreements will expire on June 30, 2015, unless continued. Thereafter, the New Target Fund Sub-Advisory Agreements may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Target Fund Sub-Advisory Agreements and the New Target Fund Sub-Advisory Agreements for the Target Fund each provide that the Agreement may be terminated at any time without the payment of any penalty on sixty (60) days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the parties) by either party, by the Target Fund Board or by a vote of a majority of the outstanding voting securities of the Target Fund and will terminate automatically upon termination of the Target Fund Advisory Agreement or in the event of its assignment (as defined in the 1940 Act).

Information About the Target Fund Sub-Advisers

Nuveen Fund Advisors and Nuveen Asset Management.    Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments and serves as an investment sub-adviser to the Target Fund. Nuveen Fund Advisors is organized as a Delaware limited liability company and its sole managing member is Nuveen Investments. Nuveen Asset Management is an affiliate of Nuveen Fund Advisors and also serves as an investment sub-adviser to each Target Fund. Nuveen Asset Management is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. The business address of each of Nuveen Fund Advisors and Nuveen Asset Management is 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information.    Appendix D includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement/Prospectus advised by each Target Fund Sub-Adviser with similar investment objectives as the Target Fund.

Certain information regarding the executive officers and directors of each Target Fund Sub-Adviser is set forth in Appendix E.

Affiliated Brokerage and Other Fees

The Target Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Target Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Target Fund, USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

During the Target Fund’s last fiscal year, the Target Fund did not pay any amounts to USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Target Fund (other than pursuant to the applicable Target Fund Advisory Agreement, Target Fund Administration Agreement, Target Fund Sub-Administration Agreement or Target Fund Sub-Advisory Agreements).

Board Considerations—Target Fund Board

At the April 28, 2014 Target Fund Board meeting, the Target Fund Board, which is comprised entirely of Independent Board Members, considered information relating to the proposed New Target Fund Sub-Advisory Agreements between USBAM and each Target Fund Sub-Adviser. In connection with the evaluation of the New Target Fund Sub-Advisory Agreements, the Board requested and received a substantial amount of information about Nuveen Fund Advisors and Nuveen Asset Management and the services to be provided to the Target Fund, along with other matters believed to be relevant to its deliberations.

In considering the New Target Fund Sub-Advisory Agreements, the Board, advised by independent legal counsel, noted that each New Target Fund Sub-Advisory Agreement will take effect only if the Merger is not approved or if the closing of the Transaction takes place before the closing of the Merger. If the closing of the Merger takes place before the closing of the Transaction, Target Fund shareholders will become shareholders of the Acquiring Fund, and the New Target Fund Sub-Advisory Agreements will not take effect. The Board reviewed and considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (2) the costs of services to be provided by Nuveen Fund Advisors and Nuveen Asset Management, (3) the Target Fund’s performance and discount history, and (4) other benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management through their relationship with the Target Fund. The Board considered that the fee rate under the New Target Fund Sub-Advisory Agreements, which is a percentage of the advisory fees, will also benefit from the fund-level fee rate and the complex-level fee rate based on daily managed assets (which include assets attributable to all types of leverage), both of which include breakpoints. The Board considered that the Target Fund’s management fee schedule does not include breakpoints and is comprised of a fund-level fee rate based on average weekly net assets (which includes assets attributable to preferred shares). In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the New Target Fund Sub-Advisory Agreements.

Before approving the New Target Fund Sub-Advisory Agreements, the Board met in executive session with their independent counsel to consider the materials provided by Nuveen Fund Advisors and Nuveen Asset Management and the terms of the New Target Fund Sub-Advisory Agreements. Based on its evaluation of those materials, the Board concluded that the New Target Fund Sub-Advisory Agreements are fair and in the best interests of the Target Fund’s shareholders and recommended that the Target Fund’s shareholders approve the New Target Fund Sub-Advisory Agreements. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Investment Advisory Services.

The Board considered information about the nature, quality and extent of the services to be provided to the Target Fund under the New Target Fund Sub-Advisory Agreements. The Board considered that the advisory services to be provided by each Target Fund Sub-Adviser to the Target Fund under the applicable New Target Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by such Target Fund Sub-Adviser to the Target Fund under the applicable Target Fund Sub-Advisory Agreement. The Board noted that both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements with Nuveen Fund Advisors provide that Nuveen Fund Advisors’ investment sub-advisory responsibilities include assisting in the supervision of the Target Fund’s investment program, managing risks and leverage, providing assistance in connection with determining dividends and distributions, providing tax advice and assisting in the pricing of Target Fund securities. The Board further noted that both the Target Fund Sub-Advisory Agreement and New Target Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Target Fund. Based on the foregoing, the Board concluded that the Target Fund and its shareholders are likely to benefit from the nature, quality and extent of investment advisory services to be provided under the New Target Fund Sub-Advisory Agreements.

Costs of Services to be Provided by Nuveen Fund Advisors and Nuveen Asset Management

The Board considered that under both the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, USBAM pays the Target Fund Sub-Adviser a sub-advisory fee out of the investment management fee it receives from the Target Fund. The Board noted that the rates of the sub-advisory fees payable by USBAM to the Target Fund Sub-Advisers under the New Target Fund Sub-Advisory Agreements are identical to the rates of the fees paid under the Target Fund Sub-Advisory Agreements. Based on the foregoing, the Board concluded that the cost of services is reasonable in light of the services to be provided under the New Target Fund Sub-Advisory Agreements.

Investment Performance of the Target Fund

The Board considered the Target Fund’s performance and discount history. The Board considered whether the Target Fund may benefit from the continuity of management and services to be provided under the New Target Fund Sub-Advisory Agreements. The Board considered how the continuity of services provided by Nuveen Fund Advisors and Nuveen Asset Management might minimize the Target Fund’s trading discount in the future. Based on the foregoing, the Board concluded that the Target Fund and its shareholders are likely to benefit from the continuity of management to be provided under the New Target Fund Sub-Advisory Agreements.

Other Benefits to Nuveen Fund Advisors and Nuveen Asset Management

In evaluating the benefits that may accrue to Nuveen Fund Advisors and Nuveen Asset Management, the Board noted that Nuveen Fund Advisors and Nuveen Asset Management currently serve as sub-advisers to the Target Fund and will continue in those capacities under the New Target Fund Sub-Advisory Agreements. The Board considered that each service provided to the Target Fund by Nuveen Fund Advisors and Nuveen Asset Management is pursuant to a written agreement, which the Board evaluates periodically as required by law. Based on the foregoing, the Board concluded that the other potential benefits were reasonable in light of the services to be provided under the New Target Fund Sub-Advisory Agreements.

After full consideration of these factors, the Board concluded that approval of the New Target Fund Sub-Advisory Agreements was in the interest of the Target Fund and its shareholders.

Interim Target Fund Sub-Advisory Agreements

The Board considered that, in the event the Merger is not approved or the closing of the Transaction takes place before the closing of the Merger and Target Fund shareholders do not approve the New Target Fund Sub-Advisory Agreements at the Special Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between USBAM and each Target Fund Sub-Adviser (each, an “Interim Target Fund Sub-Advisory Agreement” and collectively, the “Interim Target Fund Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the Meeting, the Target Fund Board, which is comprised entirely of Independent Board Members, also unanimously approved Interim Target Fund Sub-Advisory Agreements in order to assure continuity of advisory services to the Target Fund after the Transaction, in the event the Transaction takes place before the closing of the Merger. The terms of each Interim Target Fund Sub-Advisory Agreement are substantially identical to those of the Target Fund Sub-Advisory Agreements and New Target Fund Sub-Advisory Agreements, except for the term and escrow provisions. The Board considered that each Interim Target Fund Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the Transaction, the Closing Date of the Merger or when shareholders of the Target Fund approve the New Target Fund Sub-Advisory Agreements. The Board noted that, pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Target Fund Sub-Adviser under an Interim Target Fund Sub-Advisory Agreement will be held in an interest-bearing escrow account. The Board also noted that if shareholders of the Target Fund approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the amounts held in the escrow account under the Interim Target Fund Sub-Advisory Agreements will be paid to the Target Fund Sub-Advisers. The Board further noted that if shareholders of a Target Fund do not approve the New Target Fund Sub-Advisory Agreements prior to the end of the 150-day period, the Target Fund Board will take such action as it deems to be in the best interests of the Target Fund, and each Target Fund Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Target Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Shareholder Approval

To become effective, each New Target Fund Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Target Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. For purposes of determining the approval of the New Target Fund Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The Target Fund Board approved each New Target Fund Sub-Advisory Agreement after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Target Fund Board also determined to submit the New Target Fund Sub-Advisory Agreements for consideration by the shareholders of the Target Fund.

Board Recommendation

The Target Fund Board unanimously recommends that shareholders of the Target Fund vote FOR approval of the Target Fund’s New Target Fund Sub-Advisory Agreements.

Comparison of Acquiring Fund’s Original Advisory Agreements and New Advisory Agreements

Acquiring Fund Management Agreement. The terms of the New Acquiring Fund Management Agreement, including fees payable to Nuveen Fund Advisors by the Acquiring Fund thereunder, are substantially identical to those of the original Acquiring Fund Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by the Acquiring Fund to Nuveen Fund Advisors. If approved by shareholders of the Acquiring Fund, the New Acquiring Fund Management Agreement will expire on August 1, 2015, unless continued. The New Acquiring Fund Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the original Acquiring Fund Management Agreement to the terms of the New Acquiring Fund Management Agreement.

Investment Management Services.    The investment management services to be provided by Nuveen Fund Advisors to the Acquiring Fund under the New Acquiring Fund Management Agreement will be identical to those services currently provided by Nuveen Fund Advisors to the Acquiring Fund under the original Acquiring Fund Management Agreement. Both the original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement provide that Nuveen Fund Advisors shall manage the investment and reinvestment of the Acquiring Fund’s assets in accordance with the Acquiring Fund’s investment objective and policies and limitations and administer the Acquiring Fund’s affairs to the extent requested by and subject to the oversight of the Acquiring Fund Board. In addition, the investment management services are expected to be provided by the same adviser personnel under the New Acquiring Fund Management Agreement as under the original Acquiring Fund Management Agreement. Nuveen Fund Advisors does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Acquiring Fund Management Agreement.

Fees.    Under the original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement, the Acquiring Fund pays to Nuveen Fund Advisors an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within the Acquiring Fund, and a complex-level fee, based on the aggregate amount of all eligible Nuveen fund assets. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Acquiring Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors. The Acquiring Fund’s fee schedules under the New Acquiring Fund Management Agreement is identical to the fee schedules under the original Acquiring Fund Management Agreement.

The Acquiring Fund’s annual fund-level fee, payable monthly, is based upon the average daily managed assets (which include assets attributable to all types of leverage) of the Fund pursuant to the fee schedule set forth in Appendix C. The fund-level fee schedule is identical under the original Acquiring Fund Management Agreement and New Acquiring Fund Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of the Acquiring Fund’s average daily managed assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix C. The complex-level fee schedule is identical under the original Acquiring Fund Management Agreement and New Acquiring Fund Management Agreement.

The fees paid by the Acquiring Fund to Nuveen Fund Advisors during the Acquiring Fund’s last fiscal year are set forth in Appendix C.

Other Services.    Under the original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement, Nuveen Fund Advisors shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Acquiring Fund’s transfer agent) for the Acquiring Fund.

Limitation on Liability.    The original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement provide that Nuveen Fund Advisors will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The original Acquiring Fund Management Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Acquiring Fund Management Agreement, the New Acquiring Fund Management Agreement will expire on August 1, 2015, unless continued. The New Acquiring Fund Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement each provide that the Agreement may be terminated at any time with respect to the Acquiring Fund without the payment of any penalty by the Acquiring Fund or Nuveen Fund Advisors on sixty (60) days’ written notice to the other party. The Acquiring Fund may effect termination by action of the Acquiring Fund Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund, accompanied by appropriate notice.

The original Acquiring Fund Management Agreement and the New Acquiring Fund Management Agreement are also terminable at any time without the payment of any penalty, by the Acquiring Fund Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund in the event that it is established by a court of competent jurisdiction that Nuveen Fund Advisors or any of its officers or directors has taken any action that results in a breach of the covenants of Nuveen Fund Advisors set forth in the Agreement.

Acquiring Fund Sub-Advisory Agreement.    The terms of the New Acquiring Fund Sub-Advisory Agreement, including fees payable to Nuveen Asset Management by Nuveen Fund Advisors thereunder, are substantially identical to those of the original Acquiring Fund Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rates payable by Nuveen Fund Advisors to Nuveen Asset Management. If approved by shareholders of the Acquiring Fund, the New Acquiring Fund Sub-Advisory Agreement for the Acquiring Fund will expire on August 1, 2015, unless continued. The New Acquiring Fund Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Acquiring Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the original Acquiring Fund Sub-Advisory Agreement to the terms of the New Acquiring Fund Sub-Advisory Agreement.

Advisory Services.    The advisory services to be provided by Nuveen Asset Management to the Acquiring Fund under the New Acquiring Fund Sub-Advisory Agreement will be identical to those advisory services currently provided by Nuveen Asset Management to the Acquiring Fund under the Acquiring Fund Sub-Advisory Agreement. Both the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement with Nuveen Asset Management provide that Nuveen Asset Management’s investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Acquiring Fund and employing professional portfolio managers and securities analysts to provide research services relating to the Acquiring Fund. Subject to oversight of the Acquiring Fund Board and Nuveen Fund Advisors, in performing its duties under both the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement, Nuveen Asset Management will manage the assets in the Acquiring Fund in accordance with the provisions of the Acquiring Fund’s organizational documents, the stated investment objectives, policies and restrictions of the Acquiring Fund and applicable law. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of Nuveen Asset Management’s obligations under the New Acquiring Fund Sub-Advisory Agreement.

Brokerage.    Both the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement with Nuveen Asset Management authorize Nuveen Asset Management to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Acquiring Fund, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Nuveen Asset Management.

Fees.    Under both the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a sub-advisory fee out of the investment management fee it receives from the Acquiring Fund. The rate of the sub-advisory fees payable by Nuveen Fund Advisors to Nuveen Asset Management under the New Acquiring Fund Sub-Advisory Agreement is identical to the rate of the fees paid under the Acquiring Fund Sub-Advisory Agreement. The rates of the sub-advisory fees payable to Nuveen Asset Management under the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement and the fees paid by Nuveen Fund Advisors to Nuveen Asset Management with respect to the Acquiring Fund during the Acquiring Fund’s last fiscal year are set forth in Appendix C to this Joint Proxy Statement/Prospectus.

Payment of Expenses.    Under the Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement, Nuveen Asset Management agrees to bear all of its expenses in connection with the performance of its services under the Agreement.

Limitation on Liability.    The Acquiring Fund Sub-Advisory Agreement and New Acquiring Fund Sub-Advisory Agreement provide that Nuveen Asset Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Fund or Nuveen Fund Advisors in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Asset Management in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The Acquiring Fund Sub-Advisory Agreement originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Acquiring Fund approve the New Acquiring Fund Sub-Advisory Agreement for the Acquiring Fund, the New Acquiring Fund Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Acquiring Fund Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Acquiring Fund Sub-Advisory Agreement and the New Acquiring Fund Sub-Advisory Agreement each provide that the Agreement may be terminated at any time without the payment of any penalty on sixty (60) days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the parties) by either party, by the Acquiring Fund Board or by a vote of a majority of the outstanding voting securities of the Acquiring Fund and will terminate automatically upon termination of the Acquiring Fund Management Agreement or in the event of its assignment (as defined in the 1940 Act).

Information About the Acquiring Fund’s Adviser and Sub-Adviser

Nuveen Fund Advisors and Nuveen Asset Management.    Information about Nuveen Fund Advisors, the Acquiring Fund’s investment adviser, and Nuveen Asset Management, the Acquiring Fund’s sub-adviser is set forth above. In addition, Appendix D includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement/Prospectus advised by Nuveen Fund Advisors and Nuveen Asset Management with similar investment objectives as the Acquiring Fund. Certain information regarding the executive officers and directors of Nuveen Fund Advisors and Nuveen Asset Management is set forth in Appendix E.

Affiliated Brokerage and Other Fees

The Acquiring Fund did not pay brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Acquiring Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Acquiring Fund, Nuveen Fund Advisors or Nuveen Asset Management.

During the Acquiring Fund’s last fiscal year, the Acquiring Fund did not pay any amounts to Nuveen Fund Advisors or Nuveen Asset Management or any affiliated person of the foregoing for services provided to the Acquiring Fund (other than pursuant to the Acquiring Fund Management Agreement or Acquiring Fund Sub-Advisory Agreement or for brokerage commissions).

Board Considerations—Acquiring Fund Board

I.        The Approval Process

The Acquiring Fund Board, including the Independent Board Members, is responsible for overseeing the performance of the investment adviser and sub-adviser to the Acquiring Fund and determining whether to approve or continue the original Acquiring Fund Management Agreement and the original Acquiring Fund Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, the Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Acquiring Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate the original Acquiring Fund Management Agreement and the original Acquiring Fund Sub-Advisory Agreement. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Acquiring Fund. Furthermore, because the consummation of the TIAA-CREF Transaction will terminate the Original Advisory Agreements, the Board also approved the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement (collectively, the “New Advisory Agreements”) on behalf of the Acquiring Fund to be effective following the consummation of the TIAA-CREF Transaction as well as the Interim Acquiring Fund Management Agreement and Interim Acquiring Fund Sub-Advisory Agreement (collectively, the “Interim Agreements”) to permit Nuveen Fund Advisors and Nuveen Asset Management to continue to serve in their respective capacities while shareholder approval is sought for the New Advisory Agreements. The following sets forth the Board’s considerations for approving the continuance of the Original Advisory Agreements and for approving the New Advisory Agreements and the Interim Agreements.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Acquiring Fund); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, Nuveen Fund Advisors (the Acquiring Fund’s investment adviser) and Nuveen Asset Management (the Acquiring Fund’s sub-adviser) (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Nuveen funds (including the Acquiring Fund), TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by Nuveen Fund Advisors of the sub-advisers to the Nuveen funds (including Nuveen Asset Management), the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented Nuveen Fund Advisors with questions and Nuveen Fund Advisors responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Acquiring Fund and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the Acquiring Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Acquiring Fund’s fees and expenses relative to peers; a description and assessment of shareholder service levels for the Acquiring Fund; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of Nuveen Fund Advisors’ profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Fund Advisers. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by Nuveen Fund Advisors regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, Nuveen Fund Advisors provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting Nuveen Fund Advisors. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and Nuveen Fund Advisors provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain Nuveen Asset Management equity and fixed income teams in September 2013 and met with the Nuveen Asset Management municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Acquiring Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Acquiring Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Nuveen funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Nuveen funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.        Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Acquiring Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of Nuveen Fund Advisors and its affiliates, the commitment of Nuveen Fund Advisors to provide high quality service to the Acquiring Fund, their overall confidence in the capability and integrity of Nuveen Fund Advisors and its staff and Nuveen Fund Advisors’ responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Acquiring Fund; the performance record of the Acquiring Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that Nuveen Fund Advisors provides a myriad of investment management, administrative, compliance, oversight and other services for the Acquiring Fund, and Nuveen Asset Management generally provides the portfolio advisory services to the Acquiring Fund under the oversight of Nuveen Fund Advisors. The Board considered the wide range of services provided by Nuveen Fund Advisors to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized that Nuveen Fund Advisors, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, Nuveen Fund Advisors also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support Nuveen Fund Advisors provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected Nuveen Fund Advisors’ continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized Nuveen Fund Advisors’ significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Nuveen funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. Nuveen Fund Advisors also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within Nuveen Fund Advisors, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, Nuveen Fund Advisors also oversees Nuveen Asset Management, the sub-adviser who provides the portfolio advisory services to the Acquiring Fund. In reviewing the portfolio advisory services provided to the Acquiring Fund, the Nuveen Investment Services Oversight Team of Nuveen Fund Advisors analyzes the performance of Nuveen Asset Management and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of Nuveen Asset Management, Nuveen Fund Advisors provides a report analyzing, among other things, Nuveen Asset Management’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Acquiring Fund, developments affecting Nuveen Asset Management or the Acquiring Fund and their performance. In their review of Nuveen Asset Management, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, Nuveen Asset Management’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Acquiring Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Acquiring Fund’s service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given Nuveen Fund Advisors’ emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Acquiring Fund under each Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Acquiring Fund Management Agreement or New Acquiring Fund Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Nuveen funds and their shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF

Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the Nuveen funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of the New Acquiring Fund Management Agreement, including the fees payable thereunder, are substantially identical to those of the original Acquiring Fund Management Agreement. Similarly, the terms of the New Acquiring Fund Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the original Acquiring Fund Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between Nuveen Fund Advisors and Nuveen Asset Management. Nuveen Asset Management will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Acquiring Fund’s investment portfolio, all on behalf of the Acquiring Fund and subject to oversight of the Board and Nuveen Fund Advisors. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, subadvisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of Nuveen Fund Advisors) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the Acquiring Fund under each New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.         The Investment Performance of the Acquiring Fund and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of the Acquiring Fund over various time periods. The Board reviewed reports, including an analysis of the Acquiring Fund’s performance and the applicable investment team. In considering the Acquiring Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its benchmark. Accordingly, the Board reviewed, among other things, the Acquiring Fund’s historic investment performance as well as information comparing the Acquiring Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various Nuveen funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•

Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that Nuveen Fund Advisors classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For the funds with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for Nuveen funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with Nuveen Fund Advisors the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that Nuveen Fund Advisors manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Acquiring Fund had demonstrated satisfactory performance in comparison to peers, performing in the second or third quartile over the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that the Acquiring Fund’s investment performance had been satisfactory.

[1]

The Board recognized that Nuveen Fund Advisors considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

2. The New Advisory Agreements

With respect to the performance of the Acquiring Fund, the Board considered that the portfolio investment personnel responsible for the management of the Acquiring Fund’s portfolio was expected to continue to manage the portfolio following the completion of the TIAA-CREF Transaction and the investment strategies of the Acquiring Fund were not expected to change as a result of the TIAA-CREF Transaction (subject to changes unrelated to the TIAA-CREF Transaction that are approved by the Board and/or shareholders, such as the Merger). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Acquiring Fund reviewing, among other things, the Acquiring Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Acquiring Fund had net management fees slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Acquiring Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by Nuveen Fund Advisors and the fee paid to the sub-adviser. In general terms, the fee to Nuveen Fund Advisors reflects the administrative and other services it provides to support the Acquiring Fund (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Acquiring Fund compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by Nuveen Fund Advisors.

The Independent Board Members reviewed the nature of services provided by Nuveen Fund Advisors, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts). In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Acquiring Fund. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Acquiring Fund (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by Nuveen Fund Advisors are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by Nuveen Fund Advisors may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Acquiring Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted Nuveen Fund Advisors’ continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized that Nuveen Fund Advisors’ continued commitment to its business should enhance its capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted that Nuveen Fund Advisors’ adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that Nuveen Fund Advisors’ level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Nuveen funds. Based on their review of the overall fee arrangements of the Acquiring Fund, the Independent Board Members determined that the advisory fees and expenses of the Acquiring Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by

TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Acquiring Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of Nuveen Fund Advisors for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the fund and other clients. The Acquiring Fund’s portfolio transactions are allocated by Nuveen Asset Management, its sub-adviser. Accordingly, the Independent Board Members considered that Nuveen Asset Management may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the Acquiring Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements may also benefit the Acquiring Fund and shareholders to the extent the research enhances the ability of Nuveen Asset Management to manage the Acquiring Fund. With soft dollar arrangements, the Independent Board Members noted that Nuveen Asset Management’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Acquiring Fund were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above)

and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of Nuveen Fund Advisors) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Acquiring Fund Management Agreement or New Acquiring Fund Sub-Advisory Agreement (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Acquiring Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Agreements. If necessary to assure continuity of advisory services, the Interim

Acquiring Fund Management Agreement and the Interim Acquiring Fund Sub-Advisory Agreement will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement. The terms of the Interim Acquiring Fund Management Agreement and Interim Acquiring Fund Sub-Advisory Agreement are substantially identical to those of the corresponding original Acquiring Fund Management Agreement and New Acquiring Fund Management Agreement and the original Acquiring Fund Sub-Advisory Agreement and New Acquiring Fund Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Acquiring Fund under the Interim Acquiring Fund Management Agreement and Interim Acquiring Fund Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the original Acquiring Fund Management Agreement and the original Acquiring Fund Sub-Advisory Agreement.

Shareholder Approval

To become effective, the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement each must be approved by a vote of a majority of the outstanding voting securities of the Acquiring Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. For purposes of determining the approval of the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The Acquiring Fund Board approved each of the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above. The Acquiring Fund Board also determined to submit the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement for consideration by the shareholders of the Acquiring Fund.

Board Recommendation

The Acquiring Fund Board unanimously recommends that shareholders of the Acquiring Fund vote FOR approval of the New Acquiring Fund Management Agreement and the New Acquiring Fund Sub-Advisory Agreement.

ANNUAL MEETING PROPOSAL

PROPOSAL 1: ELECTION OF BOARD MEMBERS

ANNUAL MEETING PROPOSAL—AMERICAN MUNI FUND

Election of American Muni Fund Board Members

At the Annual Meeting of American Muni Fund, shareholders of American Muni Fund will be asked to elect the nominees listed below as members of American Muni Fund’s Board. Each nominee is considered an Independent Board Member. American Muni Fund’s preferred shareholders are entitled to elect two of the Fund’s Board Members, and the remaining three directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for Board Members to be elected by American Muni Fund’s preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. John P. Kayser, Richard K. Riederer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of American Muni Fund, voting together.

Biographical information regarding each nominee as of June 1, 2014 is set forth below. Each nominee currently serves as a Board Member of American Muni Fund and also serves as a director of the other closed-end and open-end investment companies managed by USBAM (the “First American Fund Complex”). The First American Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and six open-end funds (which are portfolios of two registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329.

First American Board Nominees/Board Members

Name and Year of Birth	Position Held with American Muni Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in First American Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Roger A. Gibson (1946)	Director	Mr. Gibson has served as a Board Member of American Muni Fund since August 1998.	Director, Charterhouse Group, Inc., a private equity firm, since October 2005; Advisor/Consultant, Future Freight™, a logistics/supply chain company; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer—Cargo; Independent Board Member, First American Fund Complex since 1997.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)

Name and Year of Birth	Position Held with American Muni Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
John P. Kayser (1949)	Director	Mr. Kayser has served as a Board Member of American Muni Fund since October 2006.	Retired; non-profit board member; prior to retirement in 2004, Principal, William Blair & Company, LLC, a Chicago-based investment firm; previously served on board of governors, Chicago Stock Exchange; former Director, William Blair Mutual Funds, Inc., Midwest Securities Trust Company, and John O. Butler Co.; Independent Board Member, First American Fund Complex since 2006.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)

Leonard W. Kedrowski (1941)	Chair; Director	Mr. Kedrowski has served as Chair of American Muni Fund since January 2011 and as a Board Member of American Muni Fund since August 1998.	Owner and President, Executive and Management Consulting, Inc., a management consulting firm; Chief Executive Officer, Blue Earth Internet, a web site development company; Board member, GC McGuiggan Corporation (d/b/a Smyth Companies), a label printer; Member, investment advisory committee, Sisters of the Good Shepherd; Certified Public Accountant; former Vice President, Chief Financial Officer, Treasurer, Secretary, and Director, Andersen Windows, a large privately-held manufacturer of wood windows; former Director, Protection Mutual Insurance Company, an international property and casualty insurer; Independent Board Member, First American Fund Complex since 1993.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)

Name and Year of Birth	Position Held with American Muni Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Board Memberships Held by Board Member(2)
Richard K. Riederer (1944)	Director	Mr. Riederer has served as a Board Member of American Muni Fund since August 2001.	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Cliffs Natural Resources, Inc. (a producer of iron ore pellets and coal); Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)

James M. Wade (1943)	Director	Mr. Wade has served as a Board Member of American Muni Fund since August 2001.	Owner and President, Jim Wade Homes, a homebuilding company; formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Board Member, First American Fund Complex since 2001 and Firstar Funds 1988-2001.	14	Trustee, Diversified Real Asset Income Fund (investment company); Trustee, Nuveen Minnesota Municipal Income Fund (investment company)

(1)	Each Board Member serves for a one-year term that expires at the next annual meeting of shareholders or, if earlier, until his death, resignation, removal or disqualification.
(2)	Includes only board memberships in a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

There were eight meetings of the Board during the fiscal year ended August 31, 2013. During the fiscal year, each of the Board Members standing for re-election attended at least 75% of all meetings of the Board and of committees of which he was a regular member that were held while he was serving on the Board or on such committee.

First American Board Leadership Structure

The Board is responsible for overseeing generally the operation of American Muni Fund. The Board has approved the Target Fund Advisory Agreement and the Target Fund Sub-Advisory Agreements as well as other contracts with USBAM, its affiliates, and other service providers.

As noted above, the Board consists entirely of Independent Board Members. The Board Members also serve as directors of the other funds in the First American Fund Complex. Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the First American Fund Complex, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may use the resources of American Muni Fund’s counsel and auditors, counsel to the Independent Board Members, if any, as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.

American Muni Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks. The Board’s role in risk oversight of American Muni Fund reflects its responsibility to oversee generally, rather than to manage, the operations of the Fund. The actual day-to-day risk management of American Muni Fund currently resides with USBAM and the other service providers to the Funds. In line with the Board’s oversight responsibility, the Board receives reports and makes inquiries regarding various risks at its regular meetings or otherwise. However, the Board relies upon American Muni Fund’s Chief Compliance Officer, who reports directly to the Board, and USBAM (including its Senior Business Line Risk Manager and other members of its management team) to assist the Board in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. Although the risk management policies of USBAM and the other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect American Muni Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of American Muni Fund or USBAM, its affiliates or other service providers. If the Merger is consummated, on behalf of the Acquiring Fund, the Board will continue its role of providing risk oversight, but the day-to-day risk management of the Acquiring Fund will reside with Nuveen Fund Advisors and the other service providers to the Acquiring Fund.

First American Board Standing Committees

The Board currently has two standing committees: an Audit Committee and a Governance Committee.

Audit Committee.    The purposes of the Audit Committee are (1) to oversee American Muni Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of American Muni Fund’s financial statements and the independent audit thereof; (3) to oversee the valuation of the securities held by American Muni Fund; (4) to assist Board oversight of American Muni Fund’s compliance with legal and regulatory requirements; and (5) to act as a liaison between American Muni Fund’s independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee’s duties and powers. A copy of this charter is attached hereto as Appendix I. The Audit Committee currently consists of Mr. Gibson (chair), Mr. Kayser, Mr. Kedrowski, Mr. Riederer and Mr. Wade. The Board has determined that each member of the Audit Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Board has designated Mr. Kayser, Mr. Kedrowski and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2013.

Governance Committee.    The Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, Board Member education, and governance practices. The members of the Governance Committee are Mr. Riederer (Chair), Mr. Gibson, Mr. Kayser, Mr. Kedrowski and Mr. Wade. The Board has determined that each member of the Governance Committee is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act. The Governance Committee met four times during the fiscal year ended August 31, 2013. The Governance Committee Charter is attached hereto as Appendix J.

Selection of First American Board Member Nominees

The Governance Committee will consider shareholder recommendations for Board Member nominees in connection with each annual shareholders meeting of American Muni Fund and any special shareholders meeting that is called for the purpose of electing Board Members. There are no differences in the manner in which the Governance Committee evaluates nominees for Board membership based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Board Member nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Kedrowski) or the Chair of the Governance Committee (Mr. Riederer), in either case at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60602. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is “independent” within the meaning of NYSE and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

•	any other information that American Muni Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Target Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder’s recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

The Board currently is composed entirely of Independent Board Members. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the indirect parent company of USBAM) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with American Muni Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

The Governance Committee has not established specific, minimum qualifications that it believes must be met by a Board Member nominee. In evaluating Board Member nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is “independent” within the meaning of applicable stock exchange listing standards and is not an “interested person” as defined in the 1940 Act; and whether the individual is “financially literate” or would be deemed an “audit committee financial expert” within the meaning of such listing standards and applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Target Fund management, and by executive search firms that the committee may engage from time to time.

Before the Governance Committee decides to nominate an individual as a Board Member, committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a board member of a registered investment company.

Shareholder Communications with First American Board Members

Shareholders of the Target Fund can communicate directly with the Board by writing to the Chair of the Board, c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Shareholders can communicate directly with an individual Board Member by writing to that Board Member at c/o Paul H. Dykstra, Esq., K&L Gates LLP, 70 West Madison Street, Suite 3100, Chicago, Illinois 60602. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

First American Board Member Attendance at Shareholder Meetings

The Board encourages Board Members to attend annual shareholder meetings of American Muni Fund in person or by telephone. Except for Mr. Wade, all of the Board Members standing for re-election attended American Muni Fund’s most recent annual shareholder meeting either in person or telephonically.

First American Board Member Qualifications

The Board has determined that each of its Board Members should continue to serve as such based on several factors (none of which alone is decisive). Each Board Member has served in his role as Board Member of American Muni Fund since the dates noted in the table above. Because of this experience, each Board Member is knowledgeable regarding American Muni Fund’s business and service provider arrangements. In addition, each Board Member has served for a number of years as a director of other funds in the First American Fund Complex, as indicated in the “Board Nominees/Board Members” table above. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, diversity and experience on the Board. The Board believes that, collectively, its Board Members have balanced and diverse qualifications, skills, experiences, and attributes, which allow the Board to operate effectively in governing American Muni Fund and protecting the interests of shareholders. Information about the specific qualifications, skills, experiences, and attributes of each Board Member, which in each case contributed to the Board’s conclusion that the Board Member should serve (or continue to serve) as Board Member of American Muni Fund, is provided in the “First American Board Nominees/Board Members” table above.

First American Board Member Compensation

The First American Fund Complex currently pays Board Members who are not paid employees or affiliates of any fund in the First American Fund Complex an annual retainer of $160,000 ($265,000 in the case of the Chair). The Audit Committee Chair and Governance Committee Chair each receive an additional annual retainer of $15,000.

Board Members also receive $3,500 per day when traveling out of town on First American First American Fund Complex business that does not involve a Board or committee meeting. In addition, Board Members are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on First American Fund Complex business and to attend mutual fund industry conferences or seminars. Currently, the amounts specified above are allocated evenly among the funds in the Fund Complex.

The following table sets forth the compensation received by each Board Member standing for re-election from American Muni Fund for its most recent fiscal year, as well as the total compensation received by each such Board Member from the First American Fund Complex for the fiscal year ended August 31, 2013.

Name of Board Member	Aggregate Compensation from Target Fund	Total Compensation from First American Fund Complex Paid to Board Members(1)
Roger A. Gibson	$12,500	$162,500
John P. Kayser	11,429	148,571
Leonard W. Kedrowski	18,929	246,071
Richard K. Riederer	11,429	148,571
James M. Wade	12,500	162,500

(1)	The First American Fund Complex consists of six open-end funds (which are portfolios of two investment companies) and eight closed-end investment companies, totaling 14 funds, managed by USBAM, including American Muni Fund. Total compensation reflected does not include the portion of the annual retainer and any additional annual retainer attributable to one of the open-end funds, which is paid to Board Members by USBAM.

First American Board Member Shareholdings

The following table discloses the dollar range of equity securities beneficially owned by each Board Member standing for re-election (i) in American Muni Fund and (ii) on an aggregate basis in any of the funds in the First American Fund Complex as of March 31, 2014.

Name of Board Member	Dollar Range of Equity Securities in American Muni Fund	Aggregate Dollar Range of Equity Securities in the First American Fund Complex
Roger A. Gibson	None	$10,001-$50,000
John P. Kayser	None	$10,001-$50,000
Leonard W. Kedrowski	None	Over $100,000
Richard K. Riederer	None	None
James M. Wade	None	$1-$10,000

No First American Board Member/nominee who is not an “interested person” of American Muni Fund or his immediate family member owns beneficially or of record, any security of USBAM, Nuveen Fund Advisors or Nuveen Asset Management or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with USBAM, Nuveen Fund Advisors or Nuveen Asset Management.

To the knowledge of American Muni Fund, as of March 31, 2014, the officers and Board Members of American Muni Fund as a group beneficially owned less than 1% of the outstanding shares of American Muni Fund.

First American Officers of American Muni Fund

Officers of American Muni Fund are elected by the Board annually. Officers of American Muni Fund may be removed by the Board, with or without cause, and officers may resign in the manner provided in the by-laws. Information relating to the current officers of American Muni Fund is set forth in Appendix K to this Joint Proxy Statement/Prospectus.

Board Recommendation; Required Vote

The Board of American Muni Fund recommends that shareholders of American Muni Fund vote in favor of all nominees to serve as Board Members for American Muni Fund.

For American Muni Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the nominees. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Audit Committee Report of American Muni Fund

The Audit Committee and the Board of American Muni Fund have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace American Muni Fund’s independent registered public accounting firm (or to nominate the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is Target Fund management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing American Muni Fund’s financial statements, and the independent registered public accounting firm’s responsibility is to plan and carry out a proper audit of the financial statements.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Target Fund management represented to the Audit Committee that American Muni Fund’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 16.

American Muni Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and a letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm’s independence. The Audit Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants’ independence.

Based upon the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that, with respect to American Muni Fund, the audited financial statements for American Muni Fund’s most recent fiscal year be included in American Muni Fund’s Annual Report for that fiscal year filed with the SEC.

Members of the Audit Committee

Roger A. Gibson, Chair John P. Kayser Leonard W. Kedrowski Richard K. Riederer James M. Wade

Fees Paid to Ernst & Young

Audit Fees.    Ernst & Young’s fees for professional services rendered for the audit of American Muni Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of American Muni Fund’s Annual Reports on Form N-CSR.

Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
$47,775	$47,038

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
$2,813	$2,481

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
$6,381	$6,743

All Other Fees.    There were no fees billed by Ernst & Young for other services during American Muni Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to each of American Muni Fund and USBAM and entities controlling, controlled by or under common control with USBAM that provide ongoing services to American Muni Fund for the two most recently completed fiscal years are set forth in the following table.

Fiscal Year ended 8/31/13	Fiscal Year ended 8/31/12
$36,381	$217,000

Audit Committee Pre-Approval Policies of American Muni Fund

The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for American Muni Fund by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to USBAM, U.S. Bank, and any other entity under common control with USBAM that provides ongoing services to American Muni Fund, but only if those services relate directly to the operations and financial reporting of American Muni Fund. All of the services described above were pre-approved in accordance with the Audit Committee’s pre-approval procedures. None of the services rendered by Ernst & Young to American Muni Fund or USBAM, U.S. Bank, and any other entity under common control with USBAM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

ANNUAL MEETING PROPOSAL—NUVEEN QUALITY MUNI FUND

Election of Nuveen Quality Muni Fund Board Members

At the Annual Meeting of Nuveen Quality Muni Fund, shareholders of Nuveen Quality Muni Fund will be asked to elect the nominees listed below as members of Nuveen Quality Muni Fund’s Board. Certain biographical and other information relating to the director nominees (the “Nuveen Director Nominees”) is set out below as of June 10, 2014, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios to be overseen in the complex of funds advised by Nuveen and its affiliates and any public directorships held during the last five years. Other than Mr. Adams and Mr. Schreier, each Nuveen Director Nominee is an Independent Board Member.

Nuveen Quality Muni Fund’s preferred shareholders are entitled to elect two of the Fund’s Board Members, and the remaining directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for Board Members to be elected by Nuveen Quality Muni Fund’s preferred shareholders are William C. Hunter and William J. Schneider. William Adams IV, Robert P. Bremner, Jack B. Evans, David J. Kundert, John K. Nelson, Thomas S. Schreier, Jr., Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth are to be elected by the preferred shareholders and the common shareholders of Nuveen Quality Muni Fund, voting together.

Each Nuveen Board Member was last elected to Nuveen Quality Muni Fund’s Board at the Fund’s annual meeting of shareholders held on August 7, 2013, except for Board Members Adams, Nelson and Schreier, who were appointed to the Fund’s Board effective September 1, 2013.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Nuveen Director Nominees listed above unless the proxy is marked otherwise. Each of the Nuveen Director Nominees has agreed to serve as a Board Member of Nuveen Quality Muni Fund if elected. However, should any Nuveen Director Nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board

Nuveen Board Members/Nuveen Director Nominees

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Nuveen Independent Board Members
William J. Schneider(1) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Director	Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	None

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Director	Length of Service: Since 1996; Chairman of the Board (2008- July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	None

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Director	Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Director	Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Director	Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	201	None

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Director	Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201	None

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Director	Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Director	Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Director	Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Terence J. Toth(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Director	Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	None

Name, Address and Year of Birth	Position(s) Held with Nuveen Quality Muni Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Nuveen Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Nuveen Board Members/Director Nominees who are “interested persons”
William Adams IV(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Director	Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	None

Thomas S. Schreier, Jr. (3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Director	Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

*	Each Nuveen Board Member/Nuveen Director Nominee will serve until his or her successor is elected and qualifies, or his or her earlier death, resignation or removal. Fund directors serve for a one-year term that expires at the next annual meeting of shareholders.
(1)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(2)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of Nuveen.

In determining that a particular Nuveen Board Member was qualified to serve on the Nuveen Board, the Nuveen Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Nuveen Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Nuveen Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion that each Nuveen Director Nominee should serve as a director. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Nuveen Board or any Nuveen Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Nuveen Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group

Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of

Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

The Board believes that the totality of the information it received regarding the Nuveen Director Nominees supports the conclusion that each Nuveen Director Nominee is qualified to serve as a director of the Fund.

Current Leadership Structure of the Nuveen Board

Each of the Nuveen Director Nominees currently serves on a common board that oversees all of the funds in the Nuveen Fund Complex (the “Nuveen Board”). The Nuveen Board oversees the operations and management of the funds in the Nuveen Fund Complex, including the duties performed for the funds by the funds’ investment adviser. The Nuveen Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the board members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the funds’ business. With this overall framework in mind, when the Nuveen Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Nuveen Board, the board members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Nuveen Board’s diversity and at the same time complement the Nuveen Board given its current composition and the mix of skills and experiences of the incumbent board members. The Nominating and Governance Committee believes that the Nuveen Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Nuveen Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the board members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Nuveen Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Nuveen Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Nuveen Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Nuveen Board, the Nuveen Board also has a Chairman that is an independent board member. The Nuveen Board recognizes that a chairman can perform an important role in setting the agenda for the Nuveen Board, establishing the boardroom culture, establishing a point person on behalf of the Nuveen Board for Fund management, and reinforcing the Nuveen Board’s focus on the long-term interests of shareholders. The Nuveen Board recognizes that a chairman may be able to better perform these functions without any conflicts of interest arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Nuveen Board and of the shareholders; (ii) seeing that all orders and resolutions of the board members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the board members and the shareholders.

Although the Nuveen Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Nuveen Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Nuveen Board. The Nuveen Board believes that a committee structure is an effective means to permit board members to focus on particular operations or issues affecting the funds, including risk oversight. More specifically, with respect to risk oversight, the Nuveen Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Nuveen Board believes that the periodic rotation of board members among the different committees allows the board members to gain additional and different perspectives of a fund’s operations. The Nuveen Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Nuveen Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Nuveen Board, is authorized to exercise all of the powers of the Nuveen Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The Committee met one time during the fiscal year ended October 31, 2013.

The Dividend Committee is authorized to declare distributions on each fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The Committee met four times during the fiscal year ended October 31, 2013.

The Nuveen Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of independent board members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Nuveen Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the funds, and the audits of the financial statements of the funds; the quality and integrity of the financial statements of the funds; the funds’ compliance with legal and regulatory requirements relating to the funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Nuveen Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the funds’ portfolios. Subject to the Nuveen Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the funds’ securities brought to its attention, and considers the risks to the funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Nuveen Board or other Nuveen Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”), attached hereto as Appendix I, adopted and approved by the Nuveen Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the board members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an independent Board Member of the Acquiring Fund. The Committee met four times during the fiscal year ended October 31, 2013.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the funds that are not otherwise under or within the jurisdiction of the other committees. The Nuveen Board has adopted and periodically reviews policies and procedures designed to address the funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Nuveen Board; develops new policies and procedures as new regulatory matters affecting the funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Nuveen Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the funds in adopting a particular approach or resolution compared to the anticipated benefits to the funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Nuveen Board regarding the operations of the funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Nuveen Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Nuveen Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Nuveen Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Nuveen Board. The Compliance Committee operates under a written charter adopted and approved by the Nuveen Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The Committee met five times during the fiscal year ended October 31, 2013.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Nuveen Board qualified candidates for election or appointment to the Nuveen Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Nuveen Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Nuveen Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Nuveen Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Nuveen Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Nuveen Board’s governance over the funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of board members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with board members; and periodically reviews and makes recommendations about any appropriate changes to board member compensation. In the event of a vacancy on the Nuveen Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker

Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new board members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new board members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an independent board member candidate, independence from the investment adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Nuveen Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Nuveen Board and the skills and backgrounds of the incumbent board members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Nuveen Board and with management and yet maintain a collegial and collaborative manner toward other board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Nuveen Board, a copy of which is available on the funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of independent board members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The Committee met six times during the fiscal year ended October 31, 2013.

The Closed-End Funds Committee is responsible for assisting the Nuveen Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Nuveen Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Nuveen Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The Committee met four times during the fiscal year ended October 31, 2013.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Shareholder Communications with the Nuveen Board

Shareholders should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member it will be sent to the independent chairman and the outside counsel to the independent board members for further distribution as deemed appropriate by such persons.

Compensation of the Nuveen Board

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee, at the time of formation, determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at

Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

Nuveen Quality Muni Fund does not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from Nuveen Quality Muni Fund(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$2,405	$2,024	$1,802	$2,198	$130	$2,461	$2,013	$2,069	$1,857	$2,158
Total Compensation from Nuveen Funds Paid to Board Members(2)	$334,517	$287,880	$251,250	$311,158	$17,667	$337,104	$283,063	$283,277	$256,750	$305,513

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for Nuveen Quality Muni Fund (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(3)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$382	$470	—	$2,198	—	$2,461	$397	$807	—	$429

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Nuveen Board Members for the calendar year ended December 31, 2013 for services to the Nuveen open-end and closed-end funds advised by the adviser.
(3)	Mr. Nelson was appointed as a Nuveen Board Member of Nuveen Quality Muni Fund effective September 1, 2013.

Share Ownership of the Nuveen Board

The following table lists the dollar range of equity securities beneficially owned by each Nuveen Director Nominee in Nuveen Quality Muni Fund and in all Nuveen Funds overseen by the Nuveen Director Nominee as of May 31, 2014.

Dollar Range of Equity Securities
Nuveen Director Nominees	Nuveen Quality Muni Fund	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Nuveen Director Nominees in Family of Investment Companies
Independent Board Members
Robert P. Bremner	None	over $100,000
Jack B. Evans	None	over $100,000
William C. Hunter	None	over $100,000
David J. Kundert	None	over $100,000
John K. Nelson	None	$0
William J. Schneider	None	over $100,000
Judith M. Stockdale	None	over $100,000
Carole E. Stone	None	over $100,000
Virginia L. Stringer	None	over $100,000
Terence J. Toth	None	over $100,000

Nuveen Director Nominees who are “interested persons”
William Adams IV	$0	over $100,000
Thomas S. Schreier, Jr.	$0	over $100,000

As of the Record Date, no Nuveen Director Nominee or his or her immediate family members owned beneficially or of record any securities of Nuveen or its affiliates. As of the Record Date, the Nuveen Director Nominees and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding.

Nuveen Officers of Nuveen Quality Muni Fund

Officers of Nuveen Quality Muni Fund are elected by the Board annually. Officers of Nuveen Quality Muni Fund may be removed by the Board, with or without cause, and officers may resign in the manner provided in the by-laws. Information relating to the current officers of Nuveen Quality Muni Fund is set forth in Appendix K to this Joint Proxy Statement/Prospectus.

Board Recommendation; Required Vote

The Board of Nuveen Quality Muni Fund recommends that the shareholders of Nuveen Quality Muni Fund vote “FOR” all Nuveen Director Nominees to serve as directors of the Fund.

For Nuveen Quality Muni Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the Annual Meeting is sufficient for the election of each nominee. Unless otherwise instructed, the proxies named in the proxy card enclosed herewith will vote for all nominees. In the event any of the above nominees are not candidates for election at the Annual Meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board may designate.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Meeting. Abstentions and broker non-votes, if any, will have no effect on the proposal to elect the nominees. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Audit Committee Report of Nuveen Quality Muni Fund

The Audit Committee of the Board of Nuveen Quality Muni Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews Nuveen Quality Muni Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace Nuveen Quality Muni Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and Nuveen Quality Muni Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that Nuveen Quality Muni Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Nuveen Quality Muni Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that Nuveen Quality Muni Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in Nuveen Quality Muni Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Fees Paid to Ernst & Young by Nuveen Quality Muni Fund

Audit Fees.    Ernst & Young’s fees for professional services rendered for the audit of Nuveen Quality Muni Fund’s annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of Nuveen Quality Muni Fund’s Annual Reports on Form N-CSR.

Fiscal Year ended 10/31/13	Fiscal Year ended 10/31/12
$22,250	$21,200

Audit-Related Fees.    Ernst & Young’s fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

Fiscal Year ended 10/31/13	Fiscal Year ended 10/31/12
$6,500	$0

Tax Fees.    Ernst & Young’s fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely regulated investment company qualification reviews, and tax distribution analysis and planning.

Fiscal Year ended 10/31/13	Fiscal Year ended 10/31/12
$0	$0

All Other Fees.    There were no fees billed by Ernst & Young for other services during Nuveen Quality Muni Fund’s two most recently completed fiscal years.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by Ernst & Young to each of Nuveen Quality Muni Fund and Nuveen and entities controlling, controlled by or under common control with Nuveen that provide ongoing services to Nuveen Quality Muni Fund for the two most recently completed fiscal years are set forth in the following table.

Fiscal Year ended 10/31/13	Fiscal Year ended 10/31/12
$0	$0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve Nuveen Quality Muni Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with Nuveen and entities controlling, controlled by or under common control with Nuveen for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for Nuveen Quality Muni Fund and the Nuveen and entities controlling, controlled by or under common control with Nuveen (with respect to the operations and financial reporting of Nuveen Quality Muni Fund), such engagements will be (a) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (b) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (c) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to Nuveen Quality Muni Fund and to Nuveen and entities controlling, controlled by or under common control with Nuveen (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to Nuveen Quality Muni Fund or Nuveen and entities controlling, controlled by or under common control with Nuveen were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(c) or Rule 2.01(c)(7)(ii) of Regulation S-X.

GENERAL INFORMATION

Outstanding Shares of Nuveen Quality Muni Fund and American Muni Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of June 23, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Target Fund:
Common shares	200,000,000	—	5,756,267
Preferred shares	1,000,000	—	435
Acquiring Fund:
Common shares	200,000,000	—	35,976,272
Preferred shares	1,000,000	—	2,368

The common shares of American Muni Fund and Nuveen Quality Muni Fund are listed and trade on the NYSE under the ticker symbols XAA and NQM, respectively.

Shareholders of Nuveen Quality Muni Fund and American Muni Fund

As of March 31, 2014, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before June 23, 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares and preferred shares were as of June 23, 2014.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Target Fund:
Preferred shares	BAC/BAPFC/Blue Ridge* 100 North Tryon Street Charlotte, North Carolina 28255	435	100%	100%	15.52%
Acquiring Fund:
Common shares	First Trust Portfolios L.P.** First Trust Advisors L.P.** The Charger Corporation** 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,043,886	8.46%	7.32%	N/A

*	Banc of America Preferred Funding Corporation (“BAPFC”) and Blue Ridge Investments, L.L.C. (“Blue Ridge”) are each an indirect wholly-owned subsidiary of Bank of America Corporation (“BAC”). BAPFC and Blue Ridge individually own 129 shares and 306 VMTP Shares, respectively, of the Target Fund.
**	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of the Acquiring Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: Deutsche Bank (200 shares (8.45%)), Federated (300 shares (12.67%%)), Goldman Sachs (465 shares (19.64%)), JPMorgan (803 shares (33.91%)), Morgan Stanley (200 shares (8.45%)) and Northern Trust (400 shares (16.89%)). Based on the preferred shares outstanding as of June 23, 2014, each holder of VRDP Shares listed in the foregoing sentence would own less than 30% of the estimated pro forma preferred shares of the combined fund.

Expenses of Proxy Solicitation

The total expenses related to the Meetings include Merger-related expenses, Annual Meeting expenses and expenses related to the TIAA-CREF Transaction. Each Fund will bear the costs attributable to its Annual Meeting (estimated to be $8,300 for the Target Fund and $18,500 for the Acquiring Fund). The Funds will not bear costs attributable to the TIAA-CREF Transaction.

Merger-related costs include additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs. Merger-related costs and expenses are allocated between the Funds based on the relative expected benefits of the Merger comprised of forecasted costs savings (excluding costs of leverage) and distribution increases, if any, to each Fund during the first year following the Merger. Nuveen and USBAM, or their affiliates, will bear all expenses related to the Mergers with respect to the Target Fund. The Merger-related costs to be borne by the Acquiring Fund are estimated to be approximately $260,000 (0.05%, based on average daily net assets applicable to common shares for the twelve (12) months ended October 31, 2013). The Acquiring Fund will bear its portion of the expenses related to the Merger, whether or not the Merger is consummated.

Additional solicitation may be made by letter or telephone by officers or employees of USBAM or Nuveen or by dealers and their representatives.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of American Muni Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of American Muni Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than March 4, 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to American Muni Fund’s by-laws, submit such written notice to the Target Fund not later than May 18, 2015. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Merger is consummated, the Target Fund will cease to exist and will not hold its 2015 annual meeting. If the Merger is not approved or is not consummated, the Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in June 2015.

To be considered for presentation at the 2015 annual meeting of shareholders of Nuveen Quality Muni Fund, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of Nuveen Quality Muni Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 4, 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Acquiring Fund’s by-laws, submit such written notice to the Acquiring Fund not later than May 18, 2015. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Fiscal Years

In May 2014, the Target Fund Board approved changing the fiscal year end of American Muni Fund to June 30. Prior to this change, the fiscal year end of American Muni Fund was August 31. The fiscal year end for Nuveen Quality Muni Fund is October 31.

Appointment of the Independent Registered Public Accounting Firm

The Target Fund Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Target Fund for its most recently completed fiscal year ended August 31, 2013 and its current fiscal year ending June 30, 2014. The Acquiring Fund Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Acquiring Fund for its most recently completed fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed the Funds that it has no direct or indirect material financial interest in the Funds, Nuveen Investments, USBAM, Nuveen Fund Advisors, Nuveen Asset Management or any other investment company sponsored by Nuveen or USBAM.

As of the date of this Joint Proxy Statement/Prospectus, the Acquiring Fund Board has not yet selected the independent public accounting firm to audit the books and records of the Acquiring Fund for its current fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on each Fund’s records and other information, each Fund believes that all SEC filing requirements with respect to the Fund applicable to its Board Members and officers, USBAM and companies affiliated with USBAM, Nuveen and companies affiliated with Nuveen, as applicable, have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to American Muni Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or by calling (800) 677-3863 and to Nuveen Quality Muni Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Additional Voting Information

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If your Fund receives your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with the recommendation of your Fund’s Board with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings and any adjournment(s) or postponement(s) thereof.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy your Fund receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meetings, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. If you vote by telephone or over the Internet, please do not return your proxy card, unless you later elect to change your vote. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation or by submitting a later-dated proxy to a Fund at the above address prior to the date of the Meetings. However, attendance in person at a Meeting, by itself, will not revoke a previously tendered proxy.

Attending the Meeting

For Acquiring Fund shareholders, if you wish to attend the Meetings and vote in person, you will be able to do so. If you intend to attend the Meetings in person and you are a record holder of the Acquiring Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meetings in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Acquiring Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meetings unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meetings. You may contact the Acquiring Fund at (877) 821-2278 to obtain directions to the site of the Meetings.

Other Information

Management of each Fund does not intend to present and does not have reason to believe that others will present any items of business at the Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of American Muni Fund entitled to be present and to vote at the Meetings will be available at the offices of American Muni Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402, for inspection by any shareholder of American Muni Fund during regular business hours for ten days prior to the date of the Meetings.

A list of shareholders of Nuveen Quality Muni Fund entitled to be present and to vote at the Meetings will be available at the offices of Nuveen Quality Muni Fund, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of Nuveen Quality Muni Fund during regular business hours for ten days prior to the date of the Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meetings if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters.

For each Fund, the persons named as proxies may propose one or more adjournments of a Meeting for the Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn a Meeting, the following factors may be considered, among others: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholder with respect to the reasons for the further solicitation. Any adjournment of a Meeting will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at such Meeting or any adjournment or postponement thereof.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals other than the election of Board Members. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on such proposals. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this          day of             , 2014 by and among Nuveen Investment Quality Municipal Fund, Inc. (the “Acquiring Fund”), a Minnesota corporation, American Municipal Income Portfolio Inc. (the “Target Fund”), a Minnesota corporation, and, for purposes of Section 9.1 of the Agreement only, U.S. Bancorp Asset Management, Inc., the investment adviser to the Target Fund (“USBAM”), and Nuveen Fund Advisors, LLC, a sub-adviser to the Target Fund (“Nuveen Fund Advisors”). The Acquiring Fund and the Target Fund may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

The reorganization of the Target Fund will consist of the merger of the Target Fund with and into the Acquiring Fund pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of shares of common stock of the Target Fund, newly issued common shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and (ii) with respect to holders of Variable Rate MuniFund Term Preferred Shares, Series 2017 (“VMTP Shares”) of the Target Fund, newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share, as set forth in this Agreement (“Acquiring Fund VMTP Shares” and together with the Acquiring Fund Common Shares, “Acquiring Fund Shares”) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, Section 302A.601 of the Minnesota Business Corporation Act, Minn. Stat. ch. 302A, §302A.011, et seq. (“MN Act”), authorizes the merger of a Minnesota corporation with a Minnesota corporation;

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Merger, and the Board of Directors of the Target Fund (the “Target Fund Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Merger.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1        MERGER.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, and in accordance with the MN Act, at the Effective Time (as defined in Section 1.1(d)), the Target Fund shall be merged with and into the Acquiring Fund, the separate corporate existence of the Target Fund shall cease and the Acquiring Fund shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law.

(a)        At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund:

(i)        Each share of common stock of the Target Fund issued and outstanding immediately prior to the Effective Time (collectively, the “Target Fund Common Shares” and together with the Target Fund VMTP Shares, the “Target Fund Shares”) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.3 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.3); and

(ii)        Each VMTP Share of the Target Fund issued and outstanding immediately prior to the Effective Time (less any VMTP Shares with respect to which dissenters’ rights have been properly exercised under Minnesota law (“Dissenters’ Rights”)) shall, by virtue of the Merger and without any action on the part of the holder thereof be converted into the same number of Acquiring Fund VMTP Shares having (a) substantially the same terms to such Target Fund VMTP Shares as of the Closing Date (as defined in Section 3.1), (b) equal priority with other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon liquidation of the Acquiring Fund, and (c) along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon liquidation of the affairs of the Acquiring Fund over the Acquiring Fund Common Shares.

(b)        At the Effective Time, the Acquiring Fund shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of the Target Fund, and all of the assets and property of whatever kind and character of the Target Fund shall vest in the Acquiring Fund without further act or deed, and any claim or judgment against the Target Fund may be enforced against the Acquiring Fund, as the Surviving Company, in accordance with applicable law. The Articles of Incorporation and By-Laws of the Acquiring Fund in effect immediately prior to the Effective Time shall be the Articles of Incorporation and By-Laws of the of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The shares of the Acquiring Fund issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger.

(c)        Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the shareholders of the Target Fund based on (i) with respect to holders of Target Fund Common Shares, their respective holdings of Target Fund Common Shares as of the Valuation Time (as defined in Section 2.1) and (ii) with respect to holders of Target Fund VMTP Shares, unless a holder has properly exercised Dissenters’ Rights, the number of Target Fund VMTP Shares held by such shareholder immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time.

(d)        Upon the terms and subject to the conditions of this Agreement, the parties shall cause the Merger to be consummated by filing articles of merger (the “Articles of Merger”) with the Secretary of State of the State of Minnesota in accordance with the MN Act. The Merger shall become effective at such time as the Articles of Merger are duly filed, or at such subsequent date or time as the Acquiring Fund and the Target Fund shall agree and specify in the Articles of Merger (the “Effective Time”).

(e)        The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at Closing (as defined in Section 3.1), when the Funds’ assets are aggregated, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 5.5). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or the adviser or sub-advisers to the Target Fund, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2        ACCOUNTING AND PERFORMANCE SURVIVOR.    In connection with the transactions contemplated by this Agreement, the Acquiring Fund shall be deemed the accounting and performance survivor.

1.3        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends shall accumulate on the existing Target Fund VMTP Shares up to and including the day before the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund VMTP Shares shall accumulate from and including the Closing Date. Prior to the Valuation Time, the Target Fund shall declare all accumulated but unpaid dividends on its Target Fund VMTP Shares up to and including the day before the Closing Date. Such dividends shall be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares to the holder thereof on the day immediately preceding the Closing Date. Prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of the accumulated but unpaid dividends on its Target Fund VMTP Shares to be held solely for the benefit of the holders of such Target Fund VMTP Shares as of the record date for such dividend.

1.4        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of such Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5        REPORTING.    Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6        BOOKS AND RECORDS.    The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Target Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and Acquiring Fund Board). The value of the Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and Acquiring Fund Board). The value of the Acquiring Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding Acquiring Fund preferred shares.

2.3        COMMON SHARES TO BE ISSUED.    As of the Effective Time, each Target Fund Common Shares outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Common Shares in an amount equal to the ratio of the net asset value per common share of the Target Fund determined in accordance with Section 2.1 to the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by the Target Fund Shareholders of common stock in the Merger will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund Common Shares held by shareholders of the Target Fund as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Shareholders and, in lieu of such fractional shares, shareholders of such Target Fund Common Shares will receive cash. In the event Target Fund Shareholders of common stock would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Shareholders, and each such Target Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Target Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Funds is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Funds are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Valuation Time shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of the Target Fund’s fund accounting agent, State Street Bank and Trust Company (“State Street”), in accordance with its regular practice as the accounting agent of such Funds or the Acquiring Fund’s custodian, State Street, in accordance with its regular practice as custodian of such Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The conditions precedent set forth in Articles VI-VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on             , or such later date not to exceed sixty (60) days following the satisfaction or waiver of all Closing conditions, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:59 a.m. Central time on the Closing Date. The Closing shall be held as of 7:59 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer identifying all of the Target Fund’s portfolio securities, investments, cash, and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash, and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT.

(a)        The Target Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer setting forth the number of common shares and VMTP Shares of the Target Fund outstanding as of the Valuation Time and stating that its records contain the names and addresses of all holders of common shares and VMTP Shares of the Target Fund and the number and percentage ownership of outstanding common shares and VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and to deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the shareholders of the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the account of each Target Fund Shareholder on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to ultimately vest and confirm the Acquiring Fund’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Target Fund represents and warrants as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“VMTP Statement”), By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        There are no contracts outstanding to which the Target Fund is a party that have not been disclosed in writing to the Acquiring Fund. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of August 31, 2013, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2013, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Target Fund as of February 28, 2014, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2014, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. Before the Closing Date, the Target Fund will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 28, 2014, whether or not incurred in the ordinary course of business.

(i)        As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been or will be made in accordance with the applicable provisions of the 1940 Act.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        The authorized capital of the Target Fund consists of 200,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, par value $0.01 per share. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund has received written notice and has not objected, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by its shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o)        Except as previously disclosed to the Acquiring Fund in writing, the minute books and other similar records of the Target Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Target Fund, the Target Fund Board and committees of the Target Fund Board. The records of the Target Fund contain the names and addresses of all holders of common shares of the Target Fund and the number and percentage ownership of outstanding common shares owned by the Target Fund Shareholders immediately prior to the Closing and such records are accurate as of the Closing.

(p)        The Target Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

(q)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(r)        The Target Fund has complied, and is in compliance, in all material respects, with its investment policies and restrictions currently in effect.

(s)        No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(t)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund: (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund’s Articles of Incorporation, Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“VRDP Statement”), By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Acquiring Fund, other than as have been disclosed to the Target Fund. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2013 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2013, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known liabilities, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        The authorized capital of the Acquiring Fund consists of 200,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 preferred shares, par value $0.01 per share. All issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(h)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. Subject to the requisite approvals by its shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)        The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund.

(j)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(k)        From the effective date of the Registration Statement (as defined in Section 5.5) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Registration Statement, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, any Proxy Materials (as defined in Section 5.5) or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(m)        For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

(o)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.1(e), 1.3 and 8.5, the Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Each Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to holders of Target Fund Common Shares (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”) for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.6        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Target Fund nor the Acquiring Fund shall take any action, or cause any action to be taken

(including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) President or Vice President and (ii) Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

7.3        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4        The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

7.5        All contracts of the Target Fund set forth on Schedule 7.5 will be terminated with respect to the Target Fund as of the Closing.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment (or waiver by the affected party) of the following conditions precedent:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund and the requisite vote of shareholders of the Acquiring Fund in accordance with applicable law and the provisions of each Fund’s respective Articles of Incorporation, VMTP Statement or VRDP Statement, as applicable, and By-Laws.

8.2        The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Target Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward). Prior to the Closing, the Target Fund shall establish an escrow account and set aside assets in the amount of such dividend or dividends to be held solely for the benefit of Target Fund shareholders as of the record date for such dividend.

8.6        The Target Fund shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the corporate power to own its properties and assets and to carry on its business as presently conducted, as described in the definitive joint proxy statement/prospectus as filed with the Commission (the “Joint Proxy Statement/Prospectus”).

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Articles of Incorporation, VRDP Statement, By-Laws or Minnesota law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund, did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Articles of Incorporation, VRDP Statement or By-Laws (assuming the requisite shareholder approval has been obtained in accordance with the Acquiring Fund’s Articles of Incorporation, VRDP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from K&L Gates LLP dated as of the Closing Date, substantially to the effect that:

(a)        The Target Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota and to such counsel’s knowledge, has the corporate power to own its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Fund of the transactions contemplated herein, except as have been obtained.

(d)        To the knowledge of such counsel, the Target Fund has the power to sell, assign, convey, transfer and deliver the assets as contemplated by this Agreement.

(e)        The execution and delivery of this Agreement by the Target Fund, did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, VMTP Statement or By-Laws (assuming the requisite approval of the shareholders of the Target Fund has been obtained in accordance with its Articles of Incorporation, VMTP Statement and By-Laws).

Insofar as the opinions expressed above relate to or are dependent upon matters governed by the laws of the State of Minnesota, K&L Gates LLP may rely on the opinion of Dorsey & Whitney LLP.

8.8        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws.

(c)        No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of their Target Fund shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Acquiring Fund pursuant to applicable state laws, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares that were converted into such Acquiring Fund Shares. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including any fractional Acquiring Fund Common Share to which a shareholder would be entitled) will include the period during which the Target Fund shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the merger.

(f)        The basis of the Target Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the merger.

The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments to Target Fund preferred shareholders who elect Dissenters’ Rights, (2) the effect of the mergers on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may request of the Funds and the Funds will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VMTP Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion of K&L Gates LLP with respect to such issue.

8.9        The Acquiring Fund shall have obtained written confirmation from Fitch, Inc. or any other rating agency then rating the VMTP shares, that (a) consummation of the transactions contemplated by this Agreement will not impair the then current rating assigned by such rating agencies to the existing Acquiring Fund preferred shares and (b) the Acquiring Fund VMTP Shares to be issued in the Merger will be rated by such rating agencies no less than the then current rating assigned by such rating agencies to the Target Fund VMTP Shares exchanged therefor.

ARTICLE IX

EXPENSES

9.1        Each Fund will bear a portion of the expenses associated with the preparation, printing and mailing of the Joint Proxy Statement/Prospectus, Proxy Materials, the solicitation of proxy votes and the costs of holding the meetings of each Fund. Such expenses will be allocated between the Acquiring Fund and the Target Fund. The Acquiring Fund will bear 50% of the expenses allocated to it and the Target Fund will bear a portion of the expenses allocated to it equal to the amount incurred by the Target Fund in connection with its last annual meeting. The expenses incurred in connection with the Merger (whether or not the Merger is consummated) in excess of such amounts will be borne by Nuveen Fund Advisors and USBAM or their affiliates. Merger expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs. For the purposes of this section, Merger costs do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear such costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer, President or any Vice President without further action by the Acquiring Fund Board or the Target Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by the non-terminating party of any representation, or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, the Target Fund Board, the Target Fund, the Acquiring Fund the adviser to the Acquiring Fund or the Target Fund, any sub-adviser to the Acquiring Fund or the Target Fund, or any officers of such Funds or such advisers and sub-advisers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund subject to the prior review of each Fund’s counsel and the authorization of each Fund’s Board of Directors, provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

By:
Name:
Title:

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

U.S. BANCORP ASSET MANAGEMENT, INC.

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

APPENDIX B

DATES RELATING TO ADVISORY AGREEMENTS

American Muni Fund

American Muni Fund Sub-Adviser	Date of American Muni Fund Sub-Advisory Agreement	Date American Muni Fund Sub-Advisory Agreement Last Approved by Shareholders	Date American Muni Fund Sub-Advisory Agreement Last Approved For Continuance by Board
Nuveen Fund Advisors	January 1, 2011	December 17, 2010	June 17-18, 2014
Nuveen Asset Management	January 1, 2011	December 17, 2010	June 17-18, 2014

Nuveen Quality Muni Fund

Date of Nuveen Quality Muni Fund Management Agreement	Date Nuveen Quality Muni Fund Management Agreement Last Approved by Shareholders	Date of Nuveen Quality Muni Fund Sub-Advisory Agreement	Date Nuveen Quality Muni Fund Management and Sub-Advisory Agreements Last Approved For Continuance by Board
November 13, 2007	October 12, 2007	December 31, 2010	April 30, 2014

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APPENDIX C

ADVISORY FEE RATES AND FEES PAID

American Muni Fund

Target Fund Sub-Adviser	Fee Rate Under Target Fund Sub-Advisory Agreement	Fees Paid to the Target Fund Sub- Adviser During Last Fiscal Year Ended August 31, 2013	Assets as of August 31, 2013*
Nuveen Fund Advisors	0.05% of average weekly net assets	$66,276	$122,184,796
Nuveen Asset Management	0.25% of average weekly net assets	$331,380	$122,184,796

*	Assets includes the net assets of American Muni Fund, including preferred shares.

Nuveen Quality Muni Fund

Under the Acquiring Fund Management Agreement, the Acquiring Fund pays a fee to Nuveen Fund Advisors in an amount equal to the sum of a fund-level fee and a complex-level fee, payable monthly. The annual fund-level fee rate is calculated by applying the annual rates set forth in the following schedule to the average total daily assets of the Fund:

Average Total Daily Assets(1)	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
Over $5 billion	0.3750%

(1)	For this purpose, assets include assets attributable to all types of leverage.

The annual complex-level fee rate is calculated by reference to the daily “eligible assets” of all Nuveen Funds pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and

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open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The complex-level fee rate as of October 31, 2013 was 0.1683%. The Acquiring Fund’s Managed Assets as of October 31, 2013 were $874,401,228. The Acquiring Fund paid Nuveen Fund Advisors $5,281,857 during the fiscal year ended October 31, 2013.

Under the Acquiring Fund Sub-Advisory Agreement, Nuveen Fund Advisors compensates Nuveen Asset Management in an amount equal to 38.4615% of the advisory fee payable to Nuveen Fund Advisors (net of applicable breakpoints, waivers and reimbursements) by the Acquiring Fund. With respect to the Acquiring Fund, Nuveen Fund Advisors paid Nuveen Asset Management $2,031,481 during the fiscal year ended October 31, 2013.

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APPENDIX D

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY NUVEEN FUND ADVISORS AND NUVEEN ASSET MANAGEMENT WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS

Set forth in the following table are (i) other registered funds advised by Nuveen Fund Advisors and sub-advised by Nuveen Asset Management with similar investment objectives to the Funds; (ii) the amount of assets managed for those funds; (iii) the fund-level advisory fee schedule; and (iv) the sub-advisory fee rate, which is calculated as a percentage of the advisory fee paid to Nuveen Fund Advisors. Nuveen Fund Advisors also receives a complex-level fee based on the fee schedule set forth in Appendix C, which is the same for all Nuveen Funds.

Fund	Managed Assets as of 12/31/13	Fund-Level Advisory Fee Schedule*		Percentage of Advisory Fees
Nuveen Dividend Advantage Municipal Fund Nuveen Dividend Advantage Municipal Fund 2 Nuveen Dividend Advantage Municipal Fund 3 Nuveen Dividend Advantage Municipal Income Fund	$817.2 million $615.6 million $809.0 million $624.3 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for assets over $2 billion:	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3750%	38.4615%

Nuveen Enhanced Municipal Value Fund	$292.4 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for assets over $2 billion:	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3875%	38.4615%

Nuveen Intermediate Duration Municipal Term Fund	$770.4 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $2 billion: for the next $2 billion: for assets over $5 billion:	0.4000% 0.3875% 0.3750% 0.3625% 0.3500% 0.3375% 0.3250%	50.0000%

Nuveen Intermediate Duration Quality Municipal Term Fund	$222.6 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for the next $3 billion: for assets over $5 billion:	0.3000% 0.2875% 0.2750% 0.2625% 0.2500% 0.2375% 0.2250%	50.0000%

Fund	Managed Assets as of 12/31/13	Fund-Level Advisory Fee Schedule*		Percentage of Advisory Fees
Nuveen Municipal Advantage Fund, Inc. Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Municipal Opportunity Fund, Inc. Nuveen Performance Plus Municipal Fund, Inc. Nuveen Premier Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc. Nuveen Quality Income Municipal Fund, Inc. Nuveen Quality Municipal Fund, Inc. Nuveen Select Quality Municipal Fund, Inc.	$893.9 million $967.3 million $2.0 billion $1.4 billion $400.9 million $1.3 billion $1.5 billion $814.5 million $1.2 billion $762.4 million $756.2 million	for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for the next $3 billion: for assets over $5 billion:	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3875% 0.3750%	38.4615%

Nuveen Municipal High Income Opportunity Fund	$697.6 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for assets over $2 billion:	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	46.6667%

Nuveen Municipal Income Fund, Inc.	$88.1 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for the next $3 billion: for assets over $5 billion:	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3875% 0.3750%	71.4286%

Nuveen Municipal Value Fund, Inc.**	$1.9 billion	for the first $500 million: for the next $500 million: for assets over $1 billion:	0.1500% 0.1375% 0.1250%	71.4286%

Nuveen Select Maturities Municipal Fund	$126.8 million	for the first $125 million: for the next $125 million: for the next $250 million: for the next $500 million: for the next $1 billion: for assets over $2 billion:	0.3000% 0.2875% 0.2750% 0.2625% 0.2500% 0.2375%	40.0000%

*	As a percentage of average daily managed assets. Average daily managed assets means the total assets of the fund, minus the sum of its accrued liabilities (other than fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the fund’s use of effective leverage (whether or not those assets are reflected in the fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which the fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

**	In addition, the fund pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the fund over and above the net interest earned on the inverse floater itself) as follows:

Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000%
For gross income over $100 million	3.875%

APPENDIX E

INFORMATION REGARDING OFFICERS AND DIRECTORS OF NUVEEN FUND ADVISORS AND NUVEEN ASSET MANAGEMENT

OFFICERS AND DIRECTORS OF NUVEEN FUND ADVISORS

The following table provides the names of the Directors and Principal Executive Officers of Nuveen Fund Advisors and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Fund Advisors listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Position(s) with Nuveen Fund Advisors
William Adams IV*	Co-President
Thomas S. Schreier, Jr.*	Co-President
Kevin J. McCarthy*	Managing Director, Co-General Counsel and Assistant Secretary
Kathleen L. Prudhomme*	Managing Director, Co-General Counsel and Assistant Secretary
Gifford R. Zimmerman*	Managing Director, Co-General Counsel and Assistant Secretary
Joseph T. Castro	Managing Director, Chief Compliance Officer and UCITS Compliance Manager
Scott S. Grace*	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
Stuart J. Cohen	Managing Director and Assistant Secretary
John L. MacCarthy	Executive Vice President and Secretary
Margo L. Cook*	Executive Vice President, Investment Services
Robert D. Luse	Executive Vice President
Stephen D. Foy*	Senior Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A Satre	Senior Vice President and Assistant Secretary
Margaret Panopoulos	Vice President and UCITS Compliance Manager
Diane S. Meggs	Vice President

OFFICERS AND DIRECTORS OF NUVEEN ASSET MANAGEMENT

The following table provides the names of the Directors and Principal Officers of Nuveen Asset Management and their principal occupation and position(s). The address of each Director and Principal Officer of Nuveen Asset Management listed below is c/o Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606.

Name	Position(s) with Nuveen Asset Management
William T. Huffman	President
Thomas S. Schreier, Jr.*	Chairman
Kevin J. McCarthy*	Managing Director, Associate General Counsel and Assistant Secretary
Kathleen L. Prudhomme*	Managing Director, Associate General Counsel and Assistant Secretary
Gifford R. Zimmerman*	Managing Director, Associate General Counsel and Assistant Secretary
Stuart J. Cohen	Managing Director, Associate General Counsel and Assistant Secretary
Charles R. Manzoni, Jr.	Managing Director, Chief Operating Officer and General Counsel
Scott S. Grace*	Managing Director and Treasurer
Sherri A. Hlavacek	Managing Director and Controller
John L. MacCarthy	Executive Vice President and Secretary
Robert D. Luse	Executive Vice President
Timothy N. Kafesjian	Senior Vice President
Lucas A. Satre	Senior Vice President and Assistant Secretary
Mark Slevin	Senior Vice President
Diane S. Meggs	Vice President and Chief Compliance Officer

*	Officers who also serve as officers or Board members for the Acquiring Fund.

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APPENDIX F

FORMS OF NEW TARGET FUND SUB-ADVISORY AGREEMENTS

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

THIS AGREEMENT is made as of the             day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Municipal Income Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to perform the following sub-investment advisory services on behalf of the Fund: (a) assist in the supervision of the Fund’s investment program; (b) monitor the level of risk incurred by the Fund in connection with its investment program; (c) manage the forms and levels of leverage employed by the Fund, negotiate the terms and conditions of leverage facilities and monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (d) provide assistance in connection with determining dividend and distribution levels for the Fund; (e) provide tax advice on issues arising in connection with management of the Fund’s portfolio; and (f) assist with pricing the Fund’s portfolio securities, provided that Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board of Directors of the Fund (the “Board”) or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(e)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

4.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraph 2 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

5.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.05% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

6.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

7.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

8.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

9.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until                                 . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

11.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

12.        Disclosure.    Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 11 of this Agreement.

13.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

14.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

15.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Fund Advisors, LLC

By:
Name:
Title:

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT AMERICAN MUNICIPAL INCOME PORTFOLIO INC.

THIS AGREEMENT is made as of the     day of             , 2014, between U.S. Bancorp Asset Management, Inc., a Delaware corporation (the “Advisor”), and Nuveen Asset Management, LLC, a Delaware limited liability company (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor for American Municipal Income Portfolio Inc. (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”);

WHEREAS, the Advisor desires to retain the Sub-Advisor to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Advisor.    The Advisor desires to engage and hereby appoints the Sub-Advisor to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Advisor.

The Sub-Advisor is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Advisor will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; and (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Advisor, the Sub-Advisor will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Advisor has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below), to the extent that they have been provided to the Sub-Advisor, and (c) applicable laws and regulations.

The Advisor has furnished to the Sub-Advisor the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Advisor agrees, on an ongoing basis, to provide to the Sub-Advisor, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Advisor will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Advisor or the Advisor, except pursuant to the Board’s approved 17e-1 Policies and Procedures for affiliated brokerage transactions. The Advisor will provide the Sub-Advisor with a list of brokers and dealers that are “affiliated persons” of the Advisor.

4.        Proxy Voting.    The Sub-Advisor shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Advisor’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Advisor agrees to provide the Advisor with a copy of the revised proxy voting guidelines. The Advisor agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Advisor promptly upon receipt. The Sub-Advisor agrees to promptly inform the Advisor and the Fund of any conflict of interest of which the Sub-Advisor is aware that the Sub-Advisor has in voting proxies with respect to securities held in the Fund. The Sub-Advisor shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Advisor.

(a)        The Sub-Advisor will keep the Advisor informed of developments materially affecting the Fund and will, on its own initiative, furnish the Advisor from time to time with whatever information the Sub-Advisor believes is appropriate for this purpose.

(b)        The Sub-Advisor will confer with the Advisor as the Advisor may reasonably request regarding the investment and management of the Fund. The Sub-Advisor will not be required to advise the Advisor or act for the Advisor or the Fund in any legal proceedings, including bankruptcies or class actions, involving securities in the Fund or the issuers of the securities.

(c)        The Sub-Advisor agrees to comply with all reporting requirements that the Board or the Advisor reasonably adopt and communicate to the Sub-Advisor in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Advisor will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Advisor promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Advisor, the Sub-Advisor will assist the Advisor in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Advisor shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Advisor that is materially incorrect or incomplete as a result of the Sub-Advisor’s gross negligence.

(e)        The Sub-Advisor has provided the Advisor with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Advisor Compliance Policies”). The Sub-Advisor’s chief compliance officer (the “Sub-Advisor CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Advisor Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Advisor Compliance Policies;

(iii)        a copy of a summary of the Sub-Advisor CCO’s report with respect to the annual review of the Sub-Advisor Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Advisor’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Advisor will timely notify the Advisor of any material violations by the Sub-Advisor of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor’s part in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Advisor nor its members, partners, officers, employees and agents shall be liable to the Advisor, the Fund, its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Advisor’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Advisor does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Advisor may use, or the success of the Sub-Advisor’s overall management of the Fund. The Advisor understands that investment decisions made for the Fund by the Sub-Advisor are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor on the fifth business day of each month a fee for the previous month equal to 1/12 of the per annum rate of 0.25% of the Fund’s average weekly net assets, calculated in the same manner as the fee paid by the Fund to the Advisor under the Advisory Agreement. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Advisor will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Sub-Advisor. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Advisor or Sub-Advisor; (k) legal and auditing expenses; (l) cost of certificates representing shares of the fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Advisor understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment advisor to fiduciary and other managed accounts and as investment advisor to other investment companies, and the Advisor has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Advisor agrees to similarly allocate opportunities to sell securities. The Advisor recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Advisor understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Advisor’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until                                 . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Advisor and Sub-Advisor) by the Advisor, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Advisor, and will immediately terminate upon termination of the Advisory Agreement. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Advisor shall be entitled, without prior notice to the Advisor or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Advisor and the Sub-Advisor.

13.        Indemnification.    (a)         The Advisor agrees to indemnify and hold harmless the Sub-Advisor and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Advisor Indemnified Person may become subject as a result of the Advisor’s material breach of this Agreement or as a result of the Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Advisor’s Disqualifying Conduct.

(b)        The Sub-Advisor agrees to indemnify and hold harmless the Advisor and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Advisor Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Advisor Indemnified Person may become subject as a result of the Sub-Advisor’s material breach of this Agreement or as a result of the Sub-Advisor’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Advisor Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Advisor’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Advisor may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Advisor may provide information about the Advisor and the Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Advisor will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a)         Neither the Advisor, on its own behalf or on behalf of the Fund, or the Sub-Advisor shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Advisor, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Advisor deals requires information relating to the Fund (including, but not limited to, the identity of the Advisor or the Fund and market value of the Fund), the Sub-Advisor shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Advisor acknowledges that the Advisor and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Advisor hereby agrees that it shall not consult with any other sub-advisor to a fund under common control with the Fund with respect to transactions for the Fund in securities or other assets.

16.        Instructions to Custodian.    The Sub-Advisor shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Advisor shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Advisor given in accordance with this Agreement. The Sub-Advisor will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties.    (a)        The Advisor represents and warrants to the Sub-Advisor that the Advisor:

(i)        has full power and authority to appoint the Sub-Advisor to manage the Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Advisor, the Board and the Fund’s shareholders, does not violate any obligation by which the Advisor is bound, and when so executed and delivered, will be binding upon the Advisor in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Advisor represents and warrants to the Advisor that the Sub-Advisor:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Advisor; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Advisor any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.        All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Advisor or Sub-Advisor, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.        This Agreement may be amended at any time, but only by written agreement between the Advisor and the Sub-Advisor, which amendment must be approved by the Board in the manner required by the 1940 Act.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Minnesota, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Advisor’s Name.    The Advisor shall furnish to the Sub-Advisor all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Advisor by name prior to the use thereof. The Advisor shall not use or cause the Fund to use any such materials if the Sub-Advisor reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

U.S. Bancorp Asset Management, Inc.

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX G

FORM OF NEW ACQUIRING FUND MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made this             day of                     2014, by and between Nuveen Investment Quality Municipal Fund, Inc., a Minnesota corporation (the “Fund”), and NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of l940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section l, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of a Fund-Level Fee and a Complex-Level Fee.

A.        The Fund Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets(1)	Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets of $5 billion and over	0.3750%

(1)	Including net assets attributable to preferred shares.

B.        The Complex-Level Fee shall be calculated by reference to the daily net assets of the Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets, but to exclude, in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), net assets of Funds of Funds attributable to investments in Eligible Funds) (“Complex-Level Assets”), pursuant to the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($million)	Effective Rate at Breakpoint Level (%)
55,000	0.2000%
56,000	0.1996%
57,000	0.1989%
60,000	0.1961%
63,000	0.1931%
66,000	0.1900%
71,000	0.1851%
76,000	0.1806%
80,000	0.1773%
91,000	0.1691%
125,000	0.1599%
200,000	0.1505%
250,000	0.1469%
300,000	0.1445%

C.        “Eligible Funds”, for purposes of this Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund, will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not these acquired funds would be included in the Nuveen complex of Eligible Funds and, if so, whether there would be a basis for any adjustments to the complex-level breakpoints.

D.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as directors, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as directors, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until                             , unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.

by:
Vice President

Attest:
Assistant Secretary

NUVEEN FUND ADVISORS, LLC

by:
Managing Director

Attest:
Assistant Secretary

APPENDIX H

FORM OF NEW ACQUIRING FUND SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

(Nuveen Closed-End Municipal Bond Funds)

THIS AGREEMENT is made as of the             day of             , 2014, between Nuveen Fund Advisors, Inc., a Delaware corporation (the “Adviser”), and Nuveen Asset Management, LLC a Delaware limited liability company (the “Sub-Adviser” and with the Adviser, a “Party” or “Parties”).

WHEREAS, the Adviser acts as the investment adviser for each of the closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) listed on Appendix A (each a “Fund” and collectively, the “Funds”), ,pursuant to investment advisory agreements between the Adviser and each Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser.    The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in each Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of each Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in each Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser each Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the

Articles of Incorporation or Declaration of Trust and Bylaws of each Fund, each as amended to date (the “Charter Documents”), and each Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to a Fund’s investment objective(s), policies and restrictions.

3.        Brokerage.    In selecting brokers or dealers to execute transactions on behalf of a Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting.    The Sub-Adviser shall vote all proxies with respect to securities held in a Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct each Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and any Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting any Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of each Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or any Fund in any legal proceedings, including bankruptcies or class actions, involving securities in any Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of any Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of each Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in such Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by any Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)        a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of a Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care.    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, any Fund, any Fund’s shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to a Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of any Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of a Fund. The Adviser understands that investment decisions made for a Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation.    In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to the percentage allocation of the fees (net of applicable breakpoints, waivers and reimbursements) paid by each Fund to the Adviser under the Advisory Agreement for such Fund as set forth in Appendix A. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses.    The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of a Fund will be borne by such Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by a Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts.    The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever a Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records.    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for a Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement.    Unless sooner terminated, this Agreement shall continue in effect until                             . Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of each Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by a Fund’s Board, by vote of a majority of a Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to a Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). Any termination of this Agreement with respect to a Fund or Funds will not result in the termination of this Agreement with respect to any other Fund or Funds.

12.        Trade Settlement at Termination.    Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or a Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification.    (a)         The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and any Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties.    Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and any Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure.    (a)        Neither the Adviser, on its own behalf or on behalf of any Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to any Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of a Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and each Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

16.        Instructions to Custodian.    The Sub-Adviser shall have authority to issue to each Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to a Fund that it has initiated. The Adviser shall ensure that each Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising a Fund’s custodian.

17.        Representations and Warranties.    (a)        The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i)        has full power and authority to appoint the Sub-Adviser to manage a Fund in accordance with the terms of this Agreement; and

(ii)        this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of each Fund and each Fund’s shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i)        is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii)        is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii)        maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices.    All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment.    This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of each affected Fund in the manner required by the 1940 Act. Notwithstanding the foregoing and subject to approval by the Board of a new Fund in the manner required by the 1940 Act, this Agreement may be amended at any time to add additional Funds and the compensation to the Sub-Adviser for such additional Funds to Appendix A, such mutual agreement between the Adviser and the Sub-Adviser to be evidenced by a revised Appendix A and performance of each parties obligations hereunder with respect to such new Funds.

(c)        Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability.    If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings.    The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law.    This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Adviser’s Name.    The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause any Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, Inc.

By:
Name:
Title:

Nuveen Asset Management, LLC

By:
Name:
Title:

APPENDIX A

Nuveen Closed-End Municipal Bond Funds	% Allocation of Management Fee (net of applicable breakpoints, waivers and reimbursements
***
Nuveen Investment Quality Municipal Fund, Inc. (NQM)	38.4615%
***

APPENDIX I

AUDIT COMMITTEE CHARTERS

First American Funds

Audit Committee Charter

[As amended effective June 18, 2013]

1.        The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors1 who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate2, at least one member shall have accounting or related financial management expertise3, and at least one member shall be an “audit committee financial expert” as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.        The purposes of the Audit Committee are:

(a)        to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

(b)        to oversee the quality of the Funds’ financial statements and the independent audit thereof;

(c)        to oversee the valuation of the securities held by the Funds;

(d)        to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and

(e)        for the Chairman or other Committee members, as needed, to act as a liaison between the Funds’ independent auditors and the full Board of Directors.

[1]	A director shall be deemed “independent” for this purpose only if he or she is independent within the meaning of Rule 10A-3(b)(1)(iii) under the Securities Exchange Act of 1934. The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is “independent” within the meaning of this rule.
[2]	For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term “financially literate” in a manner consistent with the counterpart NYSE MKT Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.
[3]

For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart NYSE MKT, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds’ financial statements, and the independent auditor’s responsibility is to plan and carry out a proper audit of the financial statements.

The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3.        To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)        to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments including, the significant assumptions underlying highly subjective estimates, any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were not implemented (as immaterial or otherwise), any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice,, and the clarity of the disclosures in the financial statements;

(b)        to meet with the Funds’ independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the annual audit and any special audits, including any significant changes to the planned audit strategy or identified risks and any significant issues that the independent auditors discussed with management in connection with their appointment or retention; (ii) to review the personnel, staffing, qualifications and experience of the independent auditors, including any specialized knowledge or skill needed to perform the audits; (iii) to discuss any matters or concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures, and internal accounting controls and management’s responses thereto; (v) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds’ financial statements; (vi) to review any matters relating to the other information in documents containing the audited financial statements of the Funds; and (vii) to review the results of internal audits of areas that impact the Funds;

(c)        to prepare and deliver the audit committee reports required to be included in the closed-end Funds’ proxy statements;

(d)        to receive and consider any communications which the Funds’ principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds’ filings on SEC Form N-CSR;

(e)        to receive and consider the communications which the Funds’ independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a) (a copy of which is attached hereto as Exhibit A);

(f)        to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(g)        to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence;

(h)        at least annually, to obtain and review a report by the auditor describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, Public Company Accounting Oversight Board (“PCAOB”) or other peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carries out by the firm, including the independent auditors’ response to any identified accounting deficiencies and any steps taken to deal with any such issues;

(i)        to review with the independent auditors all matters required to be communicated to the Audit Committee by the independent auditors including, but not limited to: (a) the extent to which the independent auditors intend to use the Funds’ internal auditors in the audit; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent auditors; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations and to inquire of the Audit Committee with respect to any violations or possible violations; (e) any significant issues or other contentious matters for which the independent auditors have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any consultations by management with other auditors, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent auditors can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (i) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Funds’ financial reporting process;

(j)        to consider pre-approving any accounting firm’s engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii) (a copy of which is attached hereto as Exhibit B), to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm’s services have a direct impact on the Funds’ operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B) (a copy of which is attached hereto as Exhibit C);

(k)        to review the fees charged to the Funds by the auditors for audit and non-audit services;

(l)        to oversee the valuation of the securities held by the Funds as set forth in paragraph 4 below;

(m)        to investigate improprieties or suspected improprieties in Fund operations;

(n)        to review procedures to safeguard portfolio securities;

(o)        to review the Funds’ back-up procedures and disaster recovery plans;

(p)        to discuss policies with respect to risk assessment and risk management;

(q)        to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(r)        to set clear hiring policies for employees or former employees of the auditors; and

(s)        to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.        The Committee shall oversee the valuation of the securities held by the Funds as follows:

(a)        The Committee is responsible for overseeing the valuation of securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors of the Funds, which may be amended by the Board (the “Valuation Procedures”). Pursuant to the Valuation Procedures, a committee (the “USBAM Valuation Committee”) comprised of representatives of U.S. Bancorp Asset Management, Inc. (“USBAM”) will determine the value of a security pursuant to the Valuation Procedures in the following circumstances:

        (i)        Instances in which USBAM proposes to use valuation methods other than pricing service quotations/pricing service matrix prices, broker-dealer prices or prices from a widely used quotation system in valuing whole loans and similar instruments;

        (ii)        Instances in which the value for a security cannot be determined using independent pricing service quotations, independent pricing service model valuation, broker-dealer prices or prices from a widely used quotation system, or where the value obtained from any such sources is deemed to be erroneous or unreliable and where no other pricing service, valuation, dealer quotation or widely used quotation system is readily available; and

(iii)        Instances in which a Significant Event occurs prior to the time a Fund’s net asset value is calculated. For this purpose, a “Significant Event” is one that is related to a single issuer or an entire market sector that is reasonably likely to affect the value of one or more of a Fund’s portfolio securities.

(b)        The Committee is responsible for reviewing any “fair value” determinations made by the USBAM Valuation Committee, in accordance with the Valuation Procedures. In addition, the Committee is responsible for reviewing on a periodic basis certain pricing reports prepared by USBAM in accordance with the Valuation Procedures.

(c)        The Committee is responsible for monitoring pricing services used and the appropriateness of a previously determined fair value methodology, such as, for example, the pricing model used to value whole loans and similar instruments. In addition, the Committee shall oversee the Funds’ Valuation Procedures, including compensating controls to prevent and detect clerical error, and shall review at least annually the Valuation Procedures to ensure their continued appropriateness. The Committee will approve in advance any proposed changes to such pricing services or methodology or to the Valuation Procedures and present such changes for ratification to the Board of Directors of the Funds.

(d)        The Committee shall oversee the responsibility of USBAM to maintain adequate records when the Funds use “fair value” pricing.

5.        The Committee shall meet on a regular basis as often as necessary to fulfill its responsibilities, including at least semi-annually to review the closed-end Funds’ annual and semi-annual financial statements. The Committee is empowered to hold special meetings, as circumstances require.

6.        The Committee shall regularly meet with the Treasurer of the Funds.

7.        The Committee shall establish procedures for (a) the receipt, retention, and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Funds and of their investment advisers, administrators, principal underwriters, and any other provider of accounting related services for the Funds, of concerns regarding questionable accounting or auditing matters.

8.        The Committee also shall act as the Funds’ “qualified legal compliance committee,” as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

        (a)        adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR Part 205;

        (b)        have the authority and responsibility:

        (i)        to inform the Funds’ chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

        (ii)        to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds’ Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds’ chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

        (iii)        at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds’ chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

        (c)        have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

9.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

10.        The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

11.        The Committee shall evaluate its own performance at least annually.

Exhibit A: Reg. S-X, Rule 2-07(a)

(a)        Each registered public accounting firm that performs for an audit client that is an issuer (as defined in section 10A(f) of the Securities Exchange Act of 1934, other than an issuer that is an Asset-Backed Issuer as defined in Rules 13a-14(g) and 15d-14(g) under the Securities Exchange Act of 1934, or an investment company registered under section 8 of the Investment Company Act of 1940, other than a unit investment trust as defined by section 4(2) of the Investment Company Act of 1940, any audit required under the securities laws shall report, prior to the filing of such audit report with the Commission (or in the case of a registered investment company, annually, and if the annual communication is not within 90 days prior to the filing, provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information), to the audit committee of the issuer or registered investment company:

(1)        All critical accounting policies and practices to be used;

(2)        All alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the issuer or registered investment company, including:

(i)        Ramifications of the use of such alternative disclosures and treatments; and

(ii)        The treatment preferred by the registered public accounting firm;

(3)        Other material written communications between the registered public accounting firm and the management of the issuer or registered investment company, such as any management letter or schedule of unadjusted differences;

(4)        If the audit client is an investment company, all non-audit services provided to any entity in an investment company complex, as defined in Rule 2-01 (f)(14), that were not pre-approved by the registered investment company’s audit committee pursuant to Rule 2-01 (c)(7).

Exhibit B: Reg. S-X, Rule 2-01(c)(7)(ii)

(ii)        A registered investment company’s audit committee also must pre-approve its accountant’s engagements for non-audit services with the registered investment company’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company in accordance with paragraph (c)(7)(i) of this section, if the engagement relates directly to the operations and financial reporting of the registered investment company, except that with respect to the waiver of the pre-approval requirement under paragraph (c)(7)(i)(C) of this section, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the registered investment company’s accountant by the registered investment company, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company during the fiscal year in which the services are provided that would have to be pre-approved by the registered investment company’s audit committee pursuant to this section.

Exhibit C: Reg. S-X, Rule 2-01(c)(7)(i)(B)

(B)        The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee of the issuer or registered investment company, provided the policies and procedures are detailed as to the particular service and the audit committee is informed of each service and such policies and procedures do not include delegation of the audit committees responsibilities under the Securities Exchange Act of 1934 to management; . . .

NUVEEN FUND BOARD AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.

Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX J

GOVERNANCE COMMITTEE CHARTER

FIRST AMERICAN FUNDS

GOVERNANCE COMMITTEE

CHARTER

(Effective June 18, 2013)

I.	Purpose

The purpose of the Governance Committee is to oversee the Board’s governance processes.

II.	Composition

The Governance Committee shall be composed entirely of Directors who are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940. The Governance Committee will have at least three members.

III.	Responsibilities

The Committee will have the following responsibilities:

Board Composition

•

Interview and recommend to the Board of Directors of the Funds nominees for election as directors (whether they are “interested” or “disinterested” within the meaning of the Investment Company Act of 1940) consistent with the needs of the Board and the Funds. The Committee will evaluate candidates’ qualifications for Board membership and, with respect to persons being considered to join the Board as “disinterested” directors, their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to “disinterested” director candidates, the Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers. In this regard, the Committee will not consider the following types of candidates to serve as “disinterested” directors: (1) a close family member[1] of an employee, officer or interested director of a Fund or its affiliates, and (2) a former officer or director of a Fund’s affiliate.

•	Review, annually, the independence of all Independent Directors and report its findings to the Board.

•	Review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

[1]	“Close family member” includes any member of the immediate family and any aunt, uncle or cousin.

•	Recommend to the Board a successor to the Board Chair when a vacancy occurs.

•	Consult with the Board Chair regarding the Board Chair’s recommended Committee assignments.

Committee Structure

•	Assist the Board Chair in his or her annual review of the Board’s Committee structure and membership.

Director Education

•

Develop an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar will be presented to the full Board at its first quarterly meeting.

•	Encourage and monitor the attendance by each Independent Director at educational seminars, conferences or similar meetings.

•	Develop and conduct orientation sessions for new Independent Directors before or shortly after the new Directors join the Board.

•	Manage the Board’s education program in a cost-effective manner.

Governance Practices

•	Review and make recommendations to the Board of Directors concerning Director compensation at least once every year.

•

As appropriate or necessary, review, on a regular basis, and make recommendations to the Board of Directors concerning Director expenses, including those related to Board education, Director education, Director travel, legal counsel and consultant support.

•	Review annually adherence to the Board’s guideline that each Director maintain an ownership stake in the Funds.

•	Review Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	If requested, assist the Board Chair in overseeing the Board’s self-evaluation process undertaken each year by the Independent Directors.

•

In collaboration with outside counsel and as required by law or deemed advisable by the Committee, develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Review new industry reports and “best practices” applicable to the FAF complex as they are published.

•	In consultation with the Board Chair, review and, as appropriate, recommend changes in, Board governance policies, procedures and practices.

•	Report the Committee’s activities on a regular basis to the Board of Directors and make such recommendations as the Committee and the Board Chair deem appropriate.

•	Review at least annually and, as appropriate, recommend that the Board implement changes to this Charter.

IV.	Retention of Experts

The Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

APPENDIX K

OFFICERS OF THE FUNDS

Target Fund

The following table provides the current officers of American Muni Fund and their principal occupations during the past five years (their titles may have varied during that period) as of June 1, 2014.1 Unless otherwise indicated, the address of each officer listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Officers receive no compensation from American Muni Fund.

Name and Year of Birth	Position with the Target Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joseph M. Ulrey III(2) 1958	President	Term: Annual Length of Service: Since 2011	Chief Executive Officer and President of U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Chief Financial Officer and Head of Technology and Operations, U.S. Bancorp Asset Management, Inc.

Eric J. Thole(2) 1972	Vice President	Term: Annual Length of Service: Since 2011	Chief Operating Officer, U.S. Bancorp Asset Management, Inc. since August 2012; Head of Operations, Technology and Treasury, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012; prior thereto, Managing Director of Investment Operations, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson 1965	Treasurer	Term: Annual Length of Service: Treasurer since 2011; Assistant Treasurer 2005-2010	Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Mutual Funds Assistant Treasurer, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr(2) 1959	Chief Compliance Officer	Term: Annual Length of Service: Since 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Director of Compliance, U.S. Bancorp Asset Management, Inc.

Carol A. Sinn(2) 1959	Anti-Money Laundering Officer	Term: Annual Length of Service: Since 2011	Senior Business Line Risk Manager and Anti-Money Laundering Officer, U.S. Bancorp Asset Management, Inc. since January 2011; prior thereto, Senior Business Line Risk Manager, U.S. Bancorp Asset Management, Inc.

Name and Year of Birth	Position with the Target Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Ertel(2) 1967	Secretary	Term: Annual Length of Service: Secretary since 2011; Assistant Secretary 2006-2010 and 2003-2004	General Counsel, U.S. Bancorp Asset Management, Inc., since January 2011; prior thereto, Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier 1973	Assistant Secretary	Term: Annual Length of Service: Since 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc. since April 2011; Attorney, Steingart, McGrath & Moore, P.A., a Minneapolis-based law firm, from April 2009 through March 2011; prior thereto, Corporate Counsel, Pine River Capital Management, L.P., a Minneapolis-based investment adviser

(1)	Effective as of June 30, 2014, Eric J. Thole serves as President of the Target Fund, and James D. Palmer (year of birth: 1964) serves as Vice President of the Target Fund. During the past five years, Mr. Palmer has served as Chief Investment Officer since August 2012 and prior thereto, Head of Investments, U.S. Bancorp Asset Management, Inc. from January 2011 through July 2012, and prior thereto Managing Director, U.S. Bancorp Asset Management, Inc.
(2)	Messrs. Ulrey, Thole and Ertel and Mses. Mayr and Sinn are each officers of U.S. Bancorp Asset Management, Inc.

Acquiring Fund

The following table sets forth information with respect to each officer of Nuveen Quality Muni Fund. Officers receive no compensation from Nuveen Quality Muni Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.

Name, Address and Year of Birth	Position(s) Held with Acquiring Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of May 31, 2014.

APPENDIX L

FINANCIAL HIGHLIGHTS

American Muni Fund

The following financial highlights table is intended to help you understand American Muni Fund’s financial performance. Certain information reflects financial results from a single Target Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Funds’ financial statements. American Muni Fund’s annual financial statements as of August 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. American Muni Fund’s information for the six-month period ended February 28, 2014 is unaudited. American Muni Fund’s Annual and Semi-Annual Reports are available upon request.

Per-share data for a share of capital stock outstanding throughout each period and selected information for each period as follows:

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,								Seven-Month Fiscal Period Ended August 31,		Year Ended January 31,
Per-Share Data	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005		2005	2004
Net asset value, common shares, beginning of period	$13.67		$15.77	$14.24	$14.74	$13.05	$13.55	$14.40	$15.46	$15.89	$15.75		$15.66	$15.13

Operations:
Net investment income	0.48		0.98	0.98	0.99	0.99	0.99	0.96	1.02	1.02	0.59		0.97	1.02
Net realized and unrealized gain (losses) on investments and futures contracts	0.95		(2.12)	1.50	(0.50)	1.71	(0.55)	(0.54)	(0.82)	(0.25)	0.19		0.15	0.52
Distributions to preferred shareholders:
From net investment income	(0.00	)(5)	(0.02)	(0.02)	(0.03)	(0.03)	(0.13)	(0.21)	(0.25)	(0.21)	(0.10)		(0.09)	(0.07)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	0.00	(0.08)	(0.03)	(0.02)	0.00		0.00	0.00

Total from operations	1.43		(1.16)	2.46	0.46	2.67	0.31	0.13	(0.08)	0.54	0.68		1.03	1.47

Distributions to common shareholders:
From net investment income	(0.48)		(0.94)	(0.93)	(0.96)	(0.98)	(0.81)	(0.75)	(0.86)	(0.86)	(0.54)		(0.94)	(0.94)
From net realized gain on investments	0.00		0.00	0.00	0.00	0.00	0.00	(0.23)	(0.12)	(0.11)	0.00		0.00	0.00

Total distributions to common shareholders	(0.48)		(0.94)	(0.93)	(0.96)	(0.98)	(0.81)	(0.98)	(0.98)	(0.97)	(0.54)		(0.94)	(0.94)

Net asset value, common shares, end of period	$14.62		$13.67	$15.77	$14.24	$14.74	$13.05	$13.55	$14.40	$15.46	$15.89		$15.75	$15.66

Market value, common shares, end of period	$14.10		$13.62	$16.09	$13.60	$14.89	$12.37	$12.84	$14.74	$15.29	$14.70		$14.92	$14.90

Selected Information
Total return, common shares, net asset value(1)	10.69	%(6)	(7.90)%	17.93%	3.47%	21.27%	3.13%	0.95%	(0.72)%	3.66%	4.39	%(6)	6.84%	9.98%
Total return, common shares, market value(2)	7.28	%(6)	(10.11)%	25.95%	(1.97)%	29.07%	4.11%	(6.22)%	2.56%	11.12%	2.19	%(6)	6.83%	8.77%
Net assets applicable to outstanding common shares at end of period (in millions)	$84		$79	$91	$82	$85	$75	$78	$83	$89	$91		$91	$90
Ratio of expenses to average weekly net assets applicable to outstanding common shares before fee reimbursements(3)	1.33	%(7)	1.27%	1.32%	1.38%	1.27%	1.37%	1.28%	1.18%	1.12%	1.15	%(7)	1.23%	1.18%

	Six-Month Period Ended 2/28/14(8)		Year Ended August 31,								Seven-Month Fiscal Period Ended August 31,		Year Ended January 31,
Per-Share Data	2014		2013	2012	2011	2010	2009	2008	2007	2006	2005		2005	2004
Ratio of expenses to average weekly net assets applicable to outstanding common shares after fee reimbursements(3)	1.33	%(7)	1.27%	1.32%	1.37%	1.26%	1.37%	1.28%	1.17%	1.12%	1.15	%(7)	1.23%	1.18%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares before fee reimbursements(3)	6.97	%(7)	6.35%	6.52%	7.09%	7.15%	8.37%	6.87%	6.67%	6.60%	6.48	%(7)	6.31%	6.65%
Ratio of net investment income to average weekly net assets applicable to outstanding common shares after fee reimbursements(3)	6.97	%(7)	6.35%	6.52%	7.10%	7.16%	8.37%	6.87%	6.68%	6.60%	6.48	%(7)	6.31%	6.65%
Portfolio turnover rate	7%		17%	12%	9%	10%	22%	71%	24%	46%	13%		36%	34%
Net assets applicable to remarketed preferred shares, end of period (in millions)	$44		$44	$44	$44	$44	$44	$44	$44	$44	$44		$44	$44
Asset coverage per remarketed preferred share (in thousands)(4)	$73		$70	$77	$72	$74	$68	$70	$73	$76	$78		$77	$77
Liquidation Preferance and market value per remarketed preferred share (in thousands)	$25		$25	$25	$25	$25	$25	$25	$25	$25	$25		$25	$25

(1)	Assumes reinvestment of distributions at net asset value.
(2)	Assumes reinvestment of distributions at actual prices pursuant to the fund’s dividend reinvestment plan.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to preferred shares, where applicable.
(4)	Represents net assets applicable to outstanding common shares plus preferred shares at liquidation value divided by preferred shares outstanding.
(5)	Amount rounds to less than $0.01 per share.
(6)	Total return has not been annualized.
(7)	Annualized.
(8)	Unaudited.

Nuveen Quality Muni Fund

The following financial highlights table is intended to help you understand Nuveen Quality Muni Fund’s financial performance. Certain information reflects financial results from a single Acquiring Fund common share outstanding throughout each period. The information in the financial highlights is derived from Nuveen Quality Muni Fund’s financial statements. Nuveen Quality Muni Fund’s annual financial statements as of October 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by Ernst & Young LLP, independent registered public accounting firm. The Fund’s Annual Report is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a share of Common Stock outstanding throughout each period:

	Year Ended October 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Per Share Operating Performance
Beginning Common Share Net Asset Value	$16.60	$14.93	$15.13	$14.26	$12.18	$15.03	$15.71	$15.49	$16.06	$15.65

Investment Operations:
Net Investment Income (Loss)	0.92	0.93	1.00	1.04	1.02	1.01	1.02	1.05	1.05	1.07
Net Realized/ Unrealized Gain (Loss)	(1.70)	1.75	(0.22)	0.76	1.91	(2.80)	(0.60)	0.42	(0.39)	0.43
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	(0.01)	(0.02)	(0.04)	(0.29)	(0.30)	(0.24)	(0.16)	(0.08)
Distributions from Capital Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	(0.01)	0.00	0.00	(0.03)	(0.01)	0.00

Total	(0.78)	2.68	0.77	1.78	2.88	(2.08)	0.12	1.20	0.49	1.42

	Year Ended October 31
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Less Distributions:
Net Investment Income to Common Shareholders	$(0.97)	$(1.01)	$(0.97)	$(0.91)	$(0.77)	$(0.77)	$(0.80)	$(0.84)	$(0.96)	$(1.01)
Capital Gains to Common Shareholders	0.00	0.00	0.00	0.00	(0.03)	0.00	0.00	(0.14)	(0.10)	0.00

Total	(0.97)	(1.01)	(0.97)	(0.91)	(0.80)	(0.77)	(0.80)	(0.98)	(1.06)	(1.01)

Ending Common Share Net Asset Value	$14.85	$16.60	$14.93	$15.13	$14.26	$12.18	$15.03	$15.71	$15.49	$16.06

Ending Market Value	$13.69	$16.64	$14.57	$14.95	$13.13	$10.64	$13.88	$15.60	$14.45	$15.33
Total Returns:
Based on Market Value(b)	(12.30)%	21.61%	4.45%	21.33%	31.77%	(18.72)%	(6.17)%	15.33%	1.17%	8.54%
Based on Common Share Net Asset Value(b)	(4.91)%	18.37%	5.58%	12.85%	24.35%	(14.43)%	0.82%	8.09%	3.10%	9.37%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$534,352	$596,684	$535,519	$542,582	$510,910	$436,370	$538,266	$561,471	$553,857	$574,164
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.64%	1.66%	1.50%	1.24%	1.34%	1.46%	1.35%	1.20%	1.20%	1.20%
Net Investment Income (Loss)	5.81%	5.84%	7.03%	7.08%	7.66%	7.07%	6.67%	6.79%	6.59%	6.78%
Portfolio Turnover Rate	14%	7%	12%	14%	8%	9%	11%	10%	22%	16%
Auction Rate Preferred Shares (ARPS) at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$210,700	$210,700	$229,450	$301,000	$301,000	$301,000	$301,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$89,379	$85,621	$72,545	$69,706	$71,634	$71,001	$72,688
Variable Rate Demand Preferred Shares (VRDP) at the End of Period:
Aggregate Amount Outstanding (000)	$236,800	$211,800	$211,800	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$325,655	$381,720	$352,842	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or Variable Rate Demand Preferred Shares (“VRDP”), where applicable.

(d)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year ended 10/31:
2013	0.64%
2012	0.65
2011	0.40
2010	0.12
2009	0.17
2008	0.26
2007	0.16
2006	—
2005	—
2004	—

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                               NQM0814

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on August 15, 2014

Please detach at perforation before mailing.

PROXY	AMERICAN MUNICIPAL INCOME PORTFOLIO INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the annual meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on August 15, 2014, and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Annual Meeting and the Joint Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	XAA_25749_061014-BK12-A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/faf-25749

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Directors:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	02. John P. Kayser	☐	☐	☐
04. Richard K. Riederer
05. James M. Wade

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To transact any other business properly brought before the meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

XAA_25749_061014-BK12-A

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 800 Nicollet Mall Minneapolis, Minnesota 55402 on August 15, 2014

Please detach at perforation before mailing.

PROXY	AMERICAN MUNICIPAL INCOME PORTFOLIO INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of the Fund(s) referenced above appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, and each of them, to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of the Fund(s), held by the undersigned at the special meeting of shareholders of the Fund(s) to be held at the offices of U.S. Bancorp Asset Management, Inc., 3rd Floor – Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402 on August 15, 2014, and at any postponements or adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

This Proxy will be voted as instructed on the matters set forth on the reverse side of this card. It is understood that, if no choice is specified, this Proxy will be voted “FOR” all items. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Receipt of the Notice of Special Meeting and the Joint Proxy Statement/Prospectus is acknowledged by your execution of this Proxy.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	XAA_25749_061014-BK12-S

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus and Proxy Card for this meeting are available at:

https://www.proxy-direct.com/faf-25749

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

The Board of Directors recommends a vote “FOR” Proposals 1, 2.a and 2.b.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Merger pursuant to which American Municipal Income Portfolio Inc. (the “Target Fund”) will merge with and into Nuveen Investment Quality Municipal Fund, Inc. (the “Acquiring Fund”), with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

		☐	☐	☐

2.a.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Fund Advisors, LLC.	☐	☐	☐

2.b.	To approve a new sub-advisory agreement between U.S. Bancorp Asset Management, Inc. and Nuveen Asset Management, LLC.	☐	☐	☐

3.	To transact any other business properly brought before the meeting.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

XAA_25749_061014-BK12-S

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on August 15, 2014

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on August 15, 2014, at 2:00 p.m., Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NQM_25748_052814-BK12-A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. William Adams IV	05. John K. Nelson	09. Virginia L. Stringer	☐	☐	☐
	02. Robert P. Bremner	06. Thomas S. Schreier, Jr.	10. Terence J. Toth
	03. Jack B. Evans	07. Judith M. Stockdale
	04. David J. Kundert	08. Carole E. Stone

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NQM_25748_052814-BK12-A

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on August 15, 2014

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 15, 2014, at 2:30 p.m., Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NQM_25748_052814-BK12-S

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Merger pursuant to which American Municipal Income Portfolio Inc. (the “Target Fund”) will merge with and into Nuveen Investment Quality Municipal Fund, Inc. (the “Acquiring Fund”), with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

		☐	☐	☐

2.a.	To approve a new investment management agreement between Nuveen Investment Quality Municipal Fund, Inc. and Nuveen Fund Advisors, LLC.	☐	☐	☐

2.b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NQM_25748_052814-BK12-S

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on August 15, 2014, at 2:00 p.m., Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NQM_25748_052814-BK12-A_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:		Preferred Shares Only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	06. Thomas S. Schreier, Jr.	11. William C. Hunter	☐	☐	☐
	02. Robert P. Bremner	07. Judith M. Stockdale	12. William J. Schneider
	03. Jack B. Evans	08. Carole E. Stone
	04. David J. Kundert	09. Virginia L. Stringer
	05. John K. Nelson	10. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NQM_25748_052814-BK12-A_Pref

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2014	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on August 15, 2014, at 2:30 p.m., Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NQM_25748_052814-BK12-S_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on August 15, 2014

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

		FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Merger pursuant to which American Municipal Income Portfolio Inc. (the “Target Fund”) will merge with and into Nuveen Investment Quality Municipal Fund, Inc. (the “Acquiring Fund”), with common shareholders of the Target Fund receiving newly issued common shares of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and preferred shareholders of the Target Fund receiving newly issued preferred shares of the Acquiring Fund in exchange for their Target Fund shares.

		☐	☐	☐

2.a.	To approve a new investment management agreement between Nuveen Investment Quality Municipal Fund, Inc. and Nuveen Fund Advisors, LLC.	☐	☐	☐

2.b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NQM_25748_052814-BK12-S_Pref

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGER OF

AMERICAN MUNICIPAL INCOME PORTFOLIO INC. (XAA)

WITH AND INTO

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of American Municipal Income Portfolio Inc. (“American Muni Fund” or the “Target Fund”) in connection with the proposed merger of the Target Fund with and into Nuveen Investment Quality Municipal Fund, Inc. (“Nuveen Quality Muni Fund” or the “Acquiring Fund”), pursuant to an Agreement and Plan of Merger (the “Agreement”) providing for the merger of the Target Fund with and into the Acquiring Fund, with the Acquiring Fund continuing as the surviving entity and with shareholders of the Target Fund receiving newly issued common shares and preferred shares of the Acquiring Fund in exchange for their Target Fund shares (and cash in lieu of any fractional Acquiring Fund common shares) (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus on Form N-14 filed with the Securities and Exchange Commission (the “SEC”) dated June 27, 2014 relating to the proposed Merger of the Target Fund with and into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge (i) with respect to American Muni Fund, by calling (800) 677-3863, by writing the Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 or from the Fund’s website (http://www.firstamericanfunds.com) and (ii) with respect to Nuveen Quality Muni Fund, by calling (800) 257-8787, by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, either Fund’s website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated June 27, 2014.

i

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives, policies and techniques of the Funds. Each Fund’s investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by that Fund’s Board of Directors (each, a “Board” and each Director, a “Board Member”), without the approval of shareholders.

Background

As described in the Joint Proxy Statement/Prospectus, the Board of each Fund has approved the Merger of American Muni Fund with and into Nuveen Quality Muni Fund and unanimously recommends that shareholders approve the Merger. The Merger proposal is a part of a series of proposals that are designed to transition the closed-end fund asset management business of U.S. Bancorp Asset Management, Inc. (“USBAM”), the current investment adviser and administrator for American Muni Fund, to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) and Nuveen Asset Management, LLC (“Nuveen Asset Management” and together with Nuveen Fund Advisors, “Nuveen”), the current sub-advisers to American Muni Fund. Each Board has determined that the Merger would be in the best interests of such Board’s Fund. Except as noted below, the Funds have substantially similar investment objectives, policies, strategies and risks.

Investment Objectives

The Funds have substantially similar investment objectives. The Target Fund’s investment objective is to provide high current income exempt from regular federal income tax, consistent with preservation of capital. The Acquiring Fund’s primary investment objective is to provide current income exempt from regular federal income tax. The Acquiring Fund’s secondary investment objective is to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that Nuveen Asset Management believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

With respect to the Acquiring Fund’s secondary investment objective, underrated municipal securities are those whose ratings do not, in Nuveen Asset Management’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in Nuveen Asset Management’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on Nuveen Asset Management’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “enhancement of portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of in which direction the market may move.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Investment Policies and Strategies

The investment policies and strategies of the Target Fund and the Acquiring Fund are set forth in the Joint Proxy Statement/Prospectus. The Funds have substantially similar investment policies and strategies.

The Target Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities that generate income that is exempt from regular federal income tax is fundamental and may not be changed without shareholder approval. The Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax is fundamental and may not be changed without shareholder approval. Additionally, as a non-fundamental policy, each Fund will invest in investment grade securities or securities of comparable quality, but may invest up to 20% of its total assets in municipal securities that are below investment grade.

Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, inverse floaters or other derivative instruments.

USBAM, a wholly-owned subsidiary of U.S. Bank National Association, serves as the investment adviser and administrator for American Muni Fund. Nuveen Fund Advisors and Nuveen Asset Management, both subsidiaries of Nuveen Investments, Inc. (“Nuveen Investments”), serve as sub-advisers to American Muni Fund.

Nuveen Fund Advisors, Nuveen Quality Muni Fund’s investment adviser, is responsible for overseeing the Acquiring Fund’s overall investment strategy and its implementation, including the use of leverage. Nuveen Asset Management, the Nuveen Quality Muni Fund’s sub-adviser, is responsible for investing the Acquiring Fund’s Managed Assets.

Acquiring Fund Strategies

As a non-fundamental policy, under normal circumstances, the Acquiring Fund invests at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rate such security or are unrated but judged to be of comparable quality by Nuveen Asset Management. The Acquiring Fund may invest up to 20% of its Managed

Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by Nuveen Asset Management. Additionally, no more than 10% of the Acquiring Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which the Acquiring Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on Nuveen Asset Management’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause the Acquiring Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, Nuveen Asset Management may consider such factors as Nuveen Asset Management’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A hereto.

The Acquiring Fund will primarily invest in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, but the average effective maturity of obligations held by the Fund may be shortened as a result of portfolio transactions effected by Nuveen Asset Management, depending on market conditions. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. During temporary defensive periods (e.g., times when, in Nuveen Asset Management’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest any percentage of its net assets in short-term investments including high-quality, short-term debt securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Acquiring Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income.

The Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.

The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes. The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, a Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may deviate from its investment objective and invest up to 100% of its net assets in short-term investments including high-quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Acquiring Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters—Federal Income Tax Matters.”

There is no assurance that the Acquiring Fund will achieve its investment objectives.

The Acquiring Fund cannot change its fundamental investment restrictions without the approval of the holders of a majority of the outstanding shares. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Municipal Leases and Certificates of Participation.    Also included within the general category of municipal securities described above are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that relieve the government issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, the Acquiring Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. In order to reduce this risk, the Acquiring Fund will only purchase Municipal Lease Obligations where Nuveen Asset Management believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Acquiring Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Investments in inverse floating rate securities may not exceed 15% of the Acquiring Fund’s Managed Assets. Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Acquiring Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Acquiring Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for higher yields than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust. The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Acquiring Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where the Acquiring Fund has entered such a recourse agreement, the Acquiring Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    The Acquiring Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter-term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund as the holder of the floating rate securities relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Acquiring Fund intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by Nuveen Asset Management, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Acquiring Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Acquiring Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund is subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Acquiring Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Acquiring Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Acquiring Fund may periodically engage in hedging transactions and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Acquiring Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in Nuveen Asset Management’s opinion, correlate with the prices of the Acquiring Fund’s investments. Nuveen Asset Management uses derivatives to shorten or lengthen the effective duration of the Acquiring Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Acquiring Fund may use these instruments if the Acquiring Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold) or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Acquiring Fund may be greater than gains in the value of the securities in the Acquiring Fund’s portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Acquiring Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid.

Nuveen Asset Management may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that Nuveen Asset Management will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Acquiring Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Acquiring Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

The Acquiring Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Acquiring Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Acquiring Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by Nuveen Asset Management. See “—Segregation of Assets” below.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Acquiring Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Acquiring Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Acquiring Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Acquiring Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Acquiring Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Nuveen Asset Management to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with the Acquiring Fund’s position in a swap contract, the Acquiring Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. The Acquiring Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Acquiring Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Acquiring Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Acquiring Fund. Thus, the cost to the Acquiring Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Acquiring Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Acquiring Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Acquiring Fund is a seller of protection in a credit default swap and no credit event occurs, the Acquiring Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Acquiring Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. Thus, the Acquiring Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Acquiring Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Acquiring Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Acquiring Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Acquiring Fund writes a swap option, upon exercise of the option the Acquiring Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Asset Management is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Acquiring Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Acquiring Fund is subject to investment exposure on the notional amount of the swap. The Acquiring Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Acquiring Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Acquiring Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Acquiring Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Acquiring Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Acquiring Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Acquiring Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Acquiring Fund, and the Acquiring Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Acquiring Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Acquiring Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Each Fund’s investment adviser has claimed, with respect to such Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to such Fund. In addition, Nuveen Asset Management has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that its investment adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Acquiring Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Acquiring Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Acquiring Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Acquiring Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Acquiring Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. Nuveen Fund Advisors and/or Nuveen Asset Management will monitor the Acquiring Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

The Acquiring Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Acquiring Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, the Acquiring Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Acquiring Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax and the federal alternative minimum tax applicable to individuals. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt instruments. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. Nuveen Asset Management monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. Nuveen Asset Management does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Nuveen Asset Management will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Other Investment Policies and Techniques

Illiquid Securities.    The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Acquiring Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegate.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of the Acquiring Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Nuveen Fund Advisors believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Acquiring Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Acquiring Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 25% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Acquiring Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 25% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Although these commissions and expenses are not reflected in the Acquiring Fund’s “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Acquiring Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements is taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income. The Acquiring Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Asset Management, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. Nuveen Asset Management will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Acquiring Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Acquiring Fund will not receive all of the income on a current basis or in cash. Thus, the Acquiring Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, Nuveen Fund Advisors collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, Nuveen Fund Advisors receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, including, with respect to the American Muni Fund, Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), and, with respect to Nuveen Quality Muni Fund, Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together, and of the holders of a majority of the outstanding preferred shares, voting separately. (VRDP Shares and VMTP Shares are referred to herein together as the “preferred shares” and the holders of such preferred shares are referred to as “preferred shareholders.”) For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Diversification

a.	With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof.

Applies to: Target Fund

b.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

Applies to: Acquiring Fund

2.	Concentrate in Any One Industry

a.	Invest 25% or more of its total assets in securities of issuers in any one industry; provided however, that such limitation shall not be applicable to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Applies to: Target Fund

b.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Applies to: Acquiring Fund

3.	Issue Senior Securities*

a.	Issue senior securities, as defined in the Investment Company Act of 1940, as amended, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (4) below. The Fund’s collateral arrangements with respect to options, futures contracts, and options on futures contracts and collateral requirements with respect to initial and variation margin are not considered by the Fund to be the issuance of a senior security.

Applies to: Target Fund

b.	Issue senior securities, as defined in the 1940 Act, other than Preferred Shares, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (4) below.

Applies to: Acquiring Fund

4.	Borrow Money

a.	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no purchases of investment securities will be made.

Applies to: Target Fund

b.	Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.

Applies to: Acquiring Fund

5.	Lending

a.	Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistently with the Fund’s investment objectives and policies or the acquisition of securities subject to repurchase agreements.

Applies to: Target Fund

b.	Make loans, other than by entering into repurchase agreements and through the purchase of municipal securities or temporary investments in accordance with its investment objectives, policies and limitations.

Applies to: Acquiring Fund

6.	Act as Underwriter

a.	Underwrite any issue of securities, except to the extent that in connection with the purchase or disposition of portfolio securities in accordance with its investment objectives, policies and limitations or the sale of its own shares the Fund may be deemed to be an underwriter.

Applies to: Target Fund

b.	Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

Applies to: Acquiring Fund

7.	Buy or Sell Real Estate

a.	Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

Applies to: Target Fund

b.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein.

Applies to: Acquiring Fund

8.	Buy or Sell Commodities

a.	Purchase or sell commodities or commodities contracts, except for hedging purposes.

Applies to: Target Fund

b.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

Applies to: Acquiring Fund

9.	Pledge Assets*

a.	Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure borrowings permitted by subparagraph (4) above (collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction).

Applies to: Target Fund

b.	Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (4) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

Applies to: Acquiring Fund

The following fundamental policies apply only to the Target Fund. The Acquiring Fund does not have corresponding policies.

10.	Make Short Sales

Make short sale of securities.

11.	Invest for Control

Invest for the purpose of exercising control over management of any company.

The following fundamental policies apply only to the Acquiring Fund. The Target Fund does not have corresponding policies.

12.	Repurchase Agreements

Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

13.	Beneficial Ownership

Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors of the Fund, or those officers and directors of Nuveen Asset

Management, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

*Certain references to subparagraphs have been modified for comparison purposes.

With respect to restriction 1, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

With respect to restriction 2, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

With respect to restrictions 3 and 4, Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. In addition, with respect to restriction 4, Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

With respect to restriction 5, Section 21 of the 1940 Act makes it unlawful for a registered investment company, like the Funds, to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

In addition to the foregoing fundamental investment policies, the Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of the Acquiring Fund. The Acquiring Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold, at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, including VMTP Shares and VRDP Shares or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Asset Management from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of VMTP Shares or VRDP Shares promptly upon request therefor made by such holder to the Target Fund by writing the Fund at P.O. Box 1330, Minneapolis, Minnesota 55440-1330 and to the Acquiring Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Asset Management believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading, consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudently selecting municipal securities with a view to holding them for investment.

For the fiscal years ended August 31 and October 31 for American Muni Fund and Nuveen Quality Muni Fund, respectively, the portfolio turnover rates of the Funds were as follows:

Fund	2013	2012
American Muni Fund	17%	12%
Nuveen Quality Muni Fund	14%	7%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

First American Board Members

The management of American Muni Fund, including general supervision of the duties performed for the Fund under its investment advisory agreement with USBAM, is the responsibility of the Board of American Muni Fund. Each First American Board Member is not an interested person (as the term “interested person” is defined in the 1940 Act) (an “Independent Board Member”). American Muni Fund’s preferred shareholders are entitled to elect two of the Fund’s Board Members, and the remaining three directors are elected by the preferred shareholders and the common shareholders, voting together as a single class. The Board Members elected by American Muni Fund’s preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. John P. Kayser, Richard K. Riederer and James M. Wade are elected by the preferred shareholders and the common shareholders of American Muni Fund, voting together.

Set forth under “Proposal 1: Election of Board Members—Annual Meeting Proposal—American Muni Fund” in the Joint Proxy Statement/Prospectus is the following additional information regarding the current Board Members of American Muni Fund, and the structure of its Board:

•	The names and business addresses of the Board Members and their principal occupations and other affiliations during the past five years

•	Board Leadership Structure and Risk Oversight

•	Board Standing Committees

Additionally, Appendix K to the Joint Proxy Statement/Prospectus provides the current officers of American Muni Fund and their principal occupations during the past five years.

American Muni Fund Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each First American Board Member as of December 31, 2013 (i) in American Muni Fund and (ii) on an aggregate basis in all of the funds in the First American Fund Complex.

Name of Board Member	Dollar Range of Equity Securities in American Muni Fund	Aggregate Dollar Range of Equity Securities in the First American Fund Complex
Roger A. Gibson	None	$10,001-$50,000
John P. Kayser	None	$10,001-$50,000
Leonard W. Kedrowski	None	Over $100,000
Richard K. Riederer	None	None
James M. Wade	None	$1-$10,000

Nuveen Board Members and Officers

The management of Nuveen Quality Muni Fund, including general supervision of the duties performed for the Fund under its investment management agreement with Nuveen Fund Advisors, is the responsibility of Nuveen Quality Muni Fund’s Board. The number of Board Members is twelve (12), two (2) of whom are Independent Board Members. None of the Independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified. Board Members William Adams IV, Robert P. Bremner, Jack B. Evans, David J. Kundert, John K. Nelson, Thomas S. Schreier, Jr., Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members William C. Hunter and William J. Schneider serve as the Board Members elected by holders of preferred shares. The officers of the Funds serve annual terms and are elected on an annual basis.

Set forth under “Proposal 1: Election of Board Members—Annual Meeting Proposal—Nuveen Quality Muni Fund” in the Joint Proxy Statement/Prospectus is the following additional information regarding the current Board Members of Nuveen Quality Muni Fund, and the structure of its Board:

•	The names and business addresses of the Board Members and their principal occupations and other affiliations during the past five years

•	Board Leadership Structure and Risk Oversight

•	Board Standing Committees

Additionally, Appendix K to the Joint Proxy Statement/Prospectus provides the current officers of Nuveen Quality Muni Fund and their principal occupations during the past five years.

Nuveen Quality Muni Fund Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the each Nuveen Board Member as of December 31, 2013 in (i) Nuveen Quality Muni Fund and (ii) on an aggregate basis in all Nuveen funds overseen.

Dollar Range of Equity Securities

Name of Board Member	Nuveen Quality Muni Fund	Family of Investment Companies(1)
William Adams IV(2)	$0	over $100,000
Robert P. Bremner	$0	over $100,000
Jack B. Evans	$0	over $100,000
William C. Hunter	$0	over $100,000
David J. Kundert	$0	over $100,000
John K. Nelson(2)	$0	$0
William J. Schneider	$0	over $100,000
Thomas S. Schreier, Jr.(2)	$0	over $100,000
Judith M. Stockdale	$0	over $100,000
Carole E. Stone.	$0	over $100,000
Virginia L. Stringer	$0	over $100,000
Terence J. Toth	$0	over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

No Independent Board Member or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2013, the Nuveen Board Members and officers of Nuveen Quality Muni Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of the Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of Nuveen Quality Muni Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before June 23, 2014. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of June 23, 2014.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Target Fund:
Preferred shares	BAC/BAPFC/Blue Ridge* 100 North Tryon Street Charlotte, North Carolina 28255	435	100%	100%	15.52%
Acquiring Fund:
Common shares	First Trust Portfolios L.P.** First Trust Advisors L.P.** The Charger Corporation** 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,043,886	8.46%	7.32%	N/A

*	Banc of America Preferred Funding Corporation (“BAPFC”) and Blue Ridge Investments, L.L.C. (“Blue Ridge”) are each an indirect wholly-owned subsidiary of Bank of America Corporation (“BAC”). BAPFC and Blue Ridge individually own 129 shares and 306 VMTP Shares, respectively, of the Target Fund.
**	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of the Acquiring Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of the Acquiring Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: Deutsche Bank (200 shares (8.45%)), Federated (300 shares (12.67%%)), Goldman Sachs (465 shares (19.64%)), JPMorgan (803 shares (33.91%)), Morgan Stanley (200 shares (8.45%)) and Northern Trust (400 shares (16.89%)). Based on the preferred shares outstanding as of June 23, 2014, each holder of VRDP Shares listed in the foregoing sentence would own less than 30% of the estimated pro forma preferred shares of the combined fund.

INVESTMENT ADVISERS AND SUB-ADVISERS

Investment Advisers

Pursuant to the Target Fund Advisory Agreement, USBAM currently serves as the investment adviser to American Muni Fund. USBAM manages American Muni Fund’s assets and furnishes related office facilities, equipment, research, and personnel. USBAM is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. USBAM is a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), the nation’s fifth largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At April 30, 2014, USBAM had assets under management of more than $54 billion.

The total dollar amounts paid to USBAM by the Target Fund under the Target Fund’s Target Fund Advisory Agreement for the last three fiscal years are as follows:

American Muni Fund	8/31/2013	8/31/2012	8/31/2011
Gross Advisory Fees	$463,899	$455,234	$429,408
Waiver	—	—	—

Net Advisory Fees	$463,899	$455,234	$429,408

Pursuant to the Target Fund Administration Agreement, USBAM also currently serves as the administrator to American Muni Fund. Pursuant to the Target Fund Sub-Administration Agreement, Nuveen Fund Advisors currently serves as the sub-administrator to American Muni Fund.

The total dollar amounts paid to USBAM by the Target Fund under the Target Fund Administration Agreement for the last three fiscal years, and the total dollar amounts paid to Nuveen Fund Advisors by USBAM under the Target Fund Sub-Administration Agreement, are as follows:

American Muni Fund	8/31/2013	8/31/2012	8/31/2011
Administration Fees	$264,925	$260,133	$245,376
Sub-Administration Fees	$66,276	$65,121	$40,423

Nuveen Fund Advisors, Nuveen Quality Muni Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing operations and Nuveen Quality Muni Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Acquiring Fund.

Each of Nuveen Fund Advisors and Nuveen Asset Management is a subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

The total dollar amounts paid to Nuveen Fund Advisors by the Acquiring Fund under the Acquiring Fund Management Agreement for the last three fiscal years are as follows:

Nuveen Quality Muni Fund	10/31/13	10/31/12	10/31/11
Gross Advisory Fees	$5,281,857	$5,236,109	$4,917,765
Waiver	—	—	—

Net Advisory Fees	$5,281,857	$5,236,109	$4,917,765

Sub-Advisers

Pursuant to the USBAM Sub-Advisory Agreement I, Nuveen Asset Management currently serves as a sub-adviser to American Muni Fund, and pursuant to the USBAM Sub-Advisory Agreement II, Nuveen Fund Advisors currently serves as a sub-adviser to the Target Fund. Nuveen Asset Management’s current investment sub-advisory responsibilities include making investment decisions, placing purchase and sale orders for portfolio transactions in the Target Fund and employing professional portfolio managers and securities analysts to provide research services relating to American Muni Fund. As noted above, as part of its current investment sub-advisory responsibilities, Nuveen Fund Advisors assists in the supervision of the Target Fund’s investment program, manages risks and leverage, provides assistance in connection with determining dividends and distributions, provides tax advice and assists in the pricing of Target Fund securities. USBAM currently compensates Nuveen Fund Advisors and Nuveen Asset Management for their services out of the investment management fees paid by American Muni Fund to USBAM. Nuveen Fund Advisors and Nuveen Asset Management are not compensated by the Target Fund directly.

The total dollar amounts paid to Nuveen Fund Advisors and Nuveen Asset Management by USBAM the USBAM Sub-Advisory Agreement I and USBAM Sub-Advisory Agreement II, respectively, for the last three fiscal years are as follows:

American Muni Fund	8/31/2013	8/31/2012	8/31/2011
Nuveen Asset Management
Gross Sub-Advisory Fees	$331,380	$325,603	$202,114
Waiver	—	—	—

Net Sub-Advisory Fees	$331,380	$325,603	$202,114

Nuveen Fund Advisors
Gross Sub-Advisory Fees	$66,276	$65,121	$40,423
Waiver	—	—	—

Net Sub-Advisory Fees	$66,276	$65,121	$40,423

Effective as of January 1, 2011, Nuveen Asset Management serves as the sub-adviser to Nuveen Quality Muni Fund pursuant to the Acquiring Fund Sub-Advisory Agreement. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Acquiring Funds from the management fees paid by the Fund. Nuveen Asset Management will not be compensated by the Acquiring Fund directly.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.4615% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors under the Acquiring Fund Sub-Advisory Agreement for the last three fiscal years are as follows:

Nuveen Quality Muni Fund	10/31/2013	10/31/2012	10/31/2011*
Gross Sub-Advisory Fees	$2,031,481	$2,013,886	$1,573,255
Waiver	—	—	—

Net Sub-Advisory Fees	$2,031,481	$2,013,886	$1,573,255

*	For the period January 1, 2011 through October 31, 2011.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management

Douglas J. White, CFA, and Christopher L. Drahn, CFA, are responsible for the day-to-day management of the Target Fund’s investment strategy. Mr. Drahn also is responsible for the day-to-day management of the Acquiring Fund. Mr. Drahn will serve as the portfolio manager of the Acquiring Fund following the Merger.

Messrs. White and Drahn are primarily responsible for the day-to-day portfolio management of the following accounts, in addition to serving in their roles as portfolio managers as described above. Information is provided as of October 31, 2013.

Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets of All Accounts(1)
Douglas J. White	Registered Investment Company	6	$2.83 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$14.29 million

Christopher L. Drahn	Registered Investment Company	10	$2.63 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$99.9 million

(1)	None of the assets in these accounts is subject to an advisory fee based on performance.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager(s) are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one-, three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth, for each Fund’s portfolio manager(s), the dollar range of shares owned in the Funds as of October 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in American Muni Fund	Dollar Range of Equity Securities Beneficially Owned in Nuveen Quality Muni Fund
Douglas J. White	$10,001-$50,000	$0
Christopher L. Drahn	$0	$0

CODES OF ETHICS

American Muni Fund, USBAM and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Target Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including the Target Fund’s shareholders, are placed before the interests of personnel in connection with their own personal investments. Personnel subject to a code of ethics may invest in securities for their own accounts, including securities that may be purchased or held by the Target Fund, but only so long as such investments are made in accordance with a code’s requirements. American Muni Fund and USBAM will furnish, without charge, a copy of its code of ethics upon request by calling (800) 677-3863.

Nuveen Quality Muni Fund, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Acquiring Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Acquiring Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Acquiring Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Acquiring Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Acquiring Fund, Nuveen Fund Advisors and Nuveen Asset Management can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

USBAM is responsible for oversight of Nuveen Asset Management’s proxy voting activities with respect to the Target Fund. Nuveen Fund Advisors has delegated to Nuveen Asset Management the authority to vote all proxies relating to the Acquiring Fund’s portfolio securities pursuant to its proxy voting policies and procedures. The Target Fund’s and Nuveen Asset Management’s proxy voting policies and procedures are included at Appendix B.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800)  257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the price paid by the Fund usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

Fiscal Years Ended August 31

	2013	2012	2011
American Muni Fund	$0	$0	$0

Fiscal Years Ended October 31

	2013	2012	2011
Nuveen Quality Muni Fund	$0	$0	$0

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Acquiring Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount to net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Acquiring Fund’s Board has approved an open market share repurchase program under which the Fund may repurchase up to 10% of its common shares. As of the date of this SAI, the Acquiring Fund has not repurchased any common shares under the program.

Notwithstanding the foregoing, at any time, if the Acquiring Fund has preferred shares outstanding, including VRDP Shares, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Acquiring Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Acquiring Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount to net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the exchange on which they are listed, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Acquiring Fund a taxable entity, causing the Acquiring Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Acquiring Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund (b) general suspension of or limitation on prices for trading securities on the exchange on which they are listed, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Acquiring Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board of the Acquiring Fund may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Acquiring Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Acquiring Fund’s total assets, which would likely have the effect of increasing the Acquiring Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and, if conversion would adversely affect the holders of the preferred shares, approval of the holders of at least two-thirds of the Acquiring Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Articles of Incorporation” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Acquiring Fund’s common shares would no longer be listed on the NYSE or elsewhere, and the Acquiring Fund’s preferred shares, including VRDP Shares, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of the Acquiring Fund may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board of the Acquiring Fund may determine that, in the interest of the Acquiring Fund, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

Each Fund has elected, to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

Each Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by a Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by a Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of a Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by a Fund, if any. Such disallowed deductions, if any, will reduce the amount that a Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by a Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by a Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to a Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that a significant part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

The IRS currently requires that a Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Fund dividends received by such class. Thus, a Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such

“substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require a Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. Each Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by a Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain non-corporate shareholders are subject to an additional 3.8% on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by a Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

Each Fund may be required to withhold U.S. federal income tax from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. The backup withholding percentage is 28%. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from a Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Merger, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Merger, including that the Merger will qualify as a tax-free reorganization under the Code, relies on the position that the preferred shares will constitute equity of the Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the

Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Merger, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

EXPERTS

The financial statements of the Target Fund appearing in the Target Fund’s Annual Report for the year ended August 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Acquiring Fund appearing in the Acquiring Fund’s Annual Report for the year ended October 31, 2013 are incorporated by reference herein. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT

AND REDEMPTION AND PAYING AGENT

U.S. Bank, 1555 N. Rivercenter Drive, Suite 302, MK-WI-S302, Milwaukee, Wisconsin 53212, is the custodian of the Target Fund’s assets. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Target Fund’s accounting agent, responsible for fund accounting and recordkeeping services. Together, Computershare Inc. and Computershare Trust Company, N.A. serve as the Target Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent.

State Street is the custodian of the Acquiring Fund’s assets. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Acquiring Fund to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the

SEC, Washington, D.C. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Merger had been consummated. The closing of the Merger is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Merger for their Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund for the twelve (12)-month period ended October 31, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Merger

Note 1—Merger

The unaudited pro forma information has been prepared to give effect to the proposed merger of the Target Fund into the Acquiring Fund pursuant to the Agreement as of the beginning of the period indicated below in the table.

Target Fund	Acquiring Fund	12 Month Period Ended
American Municipal Income Portfolio Inc.	Nuveen Investment Quality Municipal Fund, Inc.	October 31, 2013

Note 2—Basis of Pro Forma

The Merger will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Merger. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Target Fund would merge with and into the Acquiring Fund, with the Acquiring Fund continuing as the surviving entity and shares of common stock of the Target Fund will convert into newly issued common stock of the Acquiring Fund (with cash being distributed in lieu of any fractional Acquiring Fund common shares) and VMTP Shares of the Target Fund will convert into newly issued VMTP Shares of the Acquiring Fund. The pro forma financial information has been adjusted to reflect the Merger costs discussed in Note 4 and the assumption that the Target Fund makes undistributed net investment income distributions of $1,040,337 to its shareholders prior to the Merger. Target Fund common stock would have been converted into 5,430,765 shares of Acquiring Fund common stock if the Merger were to have taken place on the period ended date in Note 1.

In accordance with accounting principles generally accepted in the United States of America, the Merger will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$534,352,130	October 31, 2013
Target Fund	$81,379,488	October 31, 2013
Combined Fund Pro Forma	$614,715,633	October 31, 2013

Note 3—Pro Forma Adjustments

The table below reflects adjustments made to the Combined Fund Pro Forma financial information as if the Merger had taken place on the first day of the twelve (12)-month period ended October 31, 2013. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the U.S. which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Merger. Percentages presented below are the increase (decrease) divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Professional fees[1]	$(84,262)	(0.01%)
Directors fees and expenses[1]	(67,061)	(0.01%)
Other Expenses[1]	(53,912)	(0.01%)
Shareholder servicing agent fees and expenses[1]	(29,390)	(0.00%)[3]
Shareholder reporting expenses[1]	(24,500)	(0.00%)[3]
Stock exchange listing fees[1]	(23,816)	(0.00%)[3]
Custodian fees and expenses[1]	951	0.00%[3]
Investor relations expenses[1]	15,663	0.00%[3]
Management fees[2]	37,454	0.01%

Total Pro Forma Net Expense Adjustment	$(228,873)	(0.04%)

Valuation Adjustment	$284,352	0.05%

(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Merger.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level and complex-level management fee rates to the combined fund’s average managed assets.
(3)	Rounds to less than (0.01)% or 0.01%.

Pursuant to the Agreement and Plan of Merger, the value of the Target Fund’s assets at the Valuation Time shall be determined by using the valuation procedures of the Nuveen Funds or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Target Fund Board and the Acquiring Fund Board). There are some differences between the valuation procedures of the Nuveen Funds and the valuation procedures of the Target Fund. As of October 31, 2013, the valuation methodology change would have resulted in an increase of $0.0494 per share of common stock of the Target Fund. No significant accounting policies will change as a result of the Merger, specifically policies regarding compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Merger. No other significant pro forma effects are expected to result from the Merger.

Note 4—Merger Costs

Merger-related costs include additional stock exchange listing fees, Securities and Exchange Commission registration fees, legal and accounting fees and expenses, proxy solicitation and distribution costs and other related administrative or operational costs. Merger-related costs and expenses are allocated between the Target Fund and the Acquiring Fund based on the relative expected benefits of the Merger comprised of forecasted costs savings (excluding costs of leverage) and distribution increases, if any, to each Fund during the first year following the Merger. Nuveen and USBAM, or their affiliates, will bear all expenses related to the Mergers with respect to the Target Fund. The Merger-related costs to be borne by the Acquiring Fund are estimated to be approximately $260,000 (0.05%, based on average daily net assets applicable to common shares for the twelve (12) months ended October 31, 2013). The Acquiring Fund will bear its portion of the expenses related to the Merger, whether or not the Merger is consummated.

If the Merger had occurred as of October 31, 2013, the Acquiring Fund would not have been required to dispose of securities of the Target Fund in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of the Target Fund’s assets) of the securities in the Target Fund’s portfolio solely as a result of the Merger.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio manager, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of October 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Target Fund
Capital loss carryforwards	$5,161,674	$2,628,405

If not applied, the capital loss carryforwards will expire on the Fund’s fiscal year ends as follows:

	Acquiring Fund	Target Fund
Expiration Year:
2017	$166,678	$—
2018	$—	$1,349,646
2019	$—	$79,991

Not subject to expiration:
Short-term losses	$1,569,664	$150,423
Long-term losses	$3,425,332	$1,048,345

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

A-1

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A-4

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. government, Resolution Funding Corporation debt obligations.

Con. (…): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of

A-5

projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial	Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

A-6

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment	Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

A-7

Speculative	Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A-8

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

A-9

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

FIRST AMERICAN FUNDS

Proxy Voting—Fund

First American Funds

Effective Date: 12/26/2013

Regulatory Highlights

Registered investment management companies are required to provide disclosure about how they vote proxies relating to portfolio securities they hold and to disclose the policies and procedures that they use to determine how to vote proxies relating to portfolio securities. They are also required to file with the SEC and to make available to shareholders the specific proxy votes that they cast in shareholder meetings of issuers of portfolio securities.

An investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Regulatory Requirements

•	Release Nos. 33-8188, 34-47304, IC-25922: Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies

•	Rule 30b1-4 of the Investment Company Act of 1940

Policy Objective Statement

The objective of this policy is to ensure that proxies voted on behalf of the Funds were voted in a manner consistent with the best interests of the Funds and their shareholders.

Entities Affected

Open-end Funds

Closed-end Funds

Exceptions and Entities Excluded

The Board has delegated responsibility to vote proxies for the Open-end Funds to the Adviser and for the Closed-end Funds to the Sub-adviser. Closed-end Funds are, therefore, subject to the proxy voting policies and procedures of the Sub-adviser; however, USBAM remains responsible for oversight of Closed-end Funds proxy voting activities and USBAM’s oversight is covered by this policy.

Terms

Open-end Funds	Includes all series of First American Funds, Inc. and Mount Vernon Securities Lending Trust.

Closed-end Funds	Minnesota Municipal Income Portfolio, Inc., First American Minnesota Municipal Income Fund II, Inc., American Municipal Income Portfolio, Inc., American Income Fund, Inc., American Select Portfolio, Inc., American Strategic Income Portfolio, Inc., American Strategic Income Portfolio, Inc. II, American Strategic Income Portfolio, Inc. III
Funds	Open-end Funds and Closed-end Funds
Board	First American Funds Board of Directors
IPC	Investment Practices Committee
SEC	Securities and Exchange Commission
Sub-adviser	Nuveen Investments Inc. and Nuveen Asset Management, LLC
USBAM or Advisor	U.S. Bancorp Asset Management, Inc.

Compliance Control Procedures

Conflicts of Interest

As an affiliate of U.S. Bancorp, a large multi-service financial institution, USBAM recognizes that there are circumstances wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and/or its employees that could give rise to potential conflicts of interest.

A. Proxy	Voting

•	When a Open-end Funds proxy is received, it will be voted by the Chief Investment Officer.

•

When a Closed-end Funds proxy is received, it will be voted by the Sub-adviser, according to the Sub-advisers proxy voting policies and procedures. USBAM is responsible for oversight of Sub-advisers’ proxy voting activities.

B. Open-end	Fund Control Procedures

Preventative Control Procedures

•

USBAM will vote proxies in the best interest of the Funds regardless of real or perceived conflicts of interest. To minimize this risk, the IPC will discuss conflict avoidance at least annually to ensure that appropriate parties understand the actual and perceived conflicts of interest proxy voting may face.

•

If any member of the IPC becomes aware of a material conflict for USBAM, they will bring the matter to the General Counsel to convene a meeting of the IPC which will determine a course of action designed to address the conflict. Such actions could include, but are not limited to:

1.        Abstaining from voting; or

2.        Voting in proportion to the other shareholders to the extent this can be determined.

3.        Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest.

Detective Control Procedures

•

In addition to all of the above, employees of USBAM must notify USBAM’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies.

•	The Chief Compliance Officer, or their designee, will investigate the allegations and will report the findings to USBAM’s Chief Executive Officer and the General Counsel.

•	To ensure USBAM has met its fiduciary duty to the Open-end Funds, the Chief Investment Officer will certify quarterly that:

1.        There were no proxies received for the Open-end Funds during the quarter; or,

2.        If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Open-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Open-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.        If proxies were received and voted against Management recommendation , then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•

If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies.

C. Sub-adviser	Control Procedures

The Board has appointed Nuveen Asset Management and Nuveen Investments Inc. as Sub-advisers to the Closed-end Funds. The Closed-end Funds are subject to the Sub-adviser’s proxy voting policies and procedures. USBAM is responsible for oversight of the Sub-advisers’ proxy voting activities. Consistent with its oversight responsibilities, USBAM has adopted the following Sub-adviser oversight policies and procedures:

Preventative Control Procedures

•	Prior to Board approval of any sub-advisory contract, the IPC reviews the Sub-adviser’s proxy voting policy to ensure that such policy is designed in the best interests of USBAM’ clients.

•	The IPC reviews and approves the Sub-adviser’s proxy voting policy at least annually.

Detective Control Procedures

•

On a quarterly basis, the Operations Department will request and review reports from Sub-advisers reflecting any proxy votes cast, abstained, or overrides of the Sub-advisers policy or conflicts of interest addressed during the previous quarter, and other matters the Operations Department deems appropriate.

•	To ensure USBAM has met its fiduciary duty to the Closed-end Funds, the Sub-adviser will certify quarterly, as part of their Quarterly Compliance Certification, that:

1.        There were no proxies received for the Closed-end Funds during the quarter; or,

2.        If proxies were voted, that either no material conflict(s) of interest existed in connection with a proxy voted for any security held in the Closed-end Funds, or if a material conflict of interest occurred in connection with a proxy voted for a security held in the Closed-end Funds, the certification will require a description of the material conflict of interest, and a statement that any advice received regarding a proxy was not unduly influenced by an individual or group that may have an economic interest in the outcome of the proxy vote; and,

3.        If proxies were received and voted against Management recommendation, then the certification will require documentation of the reasons for voting against Management recommendation.

•	Compliance reviews the Sub-adviser’s Quarterly Proxy Voting Certification for material conflicts and undue influence.

Corrective Control Procedures

•	Any material issues arising from the Operations Department’s or the Compliance Department’s review will be reported to the IPC and the Board of Directors of the Funds.

•	Sub-adviser shall be responsible for making and retaining all proxy voting records required by Rule 204-2 and shall provide them to USBAM upon request.

D. Securities	Lending Control Procedures

Certain Open-end Funds participate in U.S. Bank’s securities lending program. If a portfolio security is on loan as of the shareholder meeting record date, then the Open-end Funds will not have the right to vote the proxies.

Preventative Control Procedures

•

Portfolio Managers and/or Analysts, who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting lending of the affected securities prior to the record date for the matter.

•

If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Department to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E. Review	and Reports

Detective Control Procedures

•

The General Counsel will review votes cast on behalf of portfolio securities held by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings.

F. Disclosure	to Shareholders

Preventative Control Procedures

•	USBAM’s Legal Department will cause Form N-PX to be filed with the SEC, and ensure that any other proxy voting-related filings as required by regulation or contract are timely made.

•

USBAM shall make available the proxy voting record of the Funds to shareholders upon request. Additionally, shareholders can receive, on request, the voting records for the Funds by calling a toll free number (1-800-677-3863).

•

The Funds’ proxy voting policy and procedures and those of the Sub-adviser will also be made available to the public in the Funds registration statement (Open-end Funds) or, in the case of the Closed-End Funds, in the Form N-CSR both of which are available to the public on the SEC website. Additionally, shareholders can receive, on request, the proxy voting policies for the Funds by calling a toll free number (1-800-677-3863).

Failure to Comply

The Advisor strives to operate ethically and lawfully and requires all employees to conduct their activities in accordance with Advisor policies and applicable rules and regulations. The Advisor encourages and expects all employees to report any potential or suspected activities that may be considered fraudulent or illegal in nature, or could potentially damage the reputation of the Advisor and/or the Funds. Employees should report such activities to one of the individuals listed below.

USBAM/Fund Chief Compliance Officer

USBAM Chief Executive Officer

USBAM Legal Counsel

Employee’s immediate supervisor or other Advisor senior manager

USBAM does not tolerate any retaliatory action against any individual for good-faith reporting of ethics violations, illegal conduct, suspicious activity or other serious issues. Allegations of retaliation will be appropriately investigated and, if substantiated, appropriate disciplinary action will be taken, up to and including termination. Diligent enforcement of non-retaliation measures is vital to the success of the reporting process because employees must feel they can report problems without fear of reprisals. Employees may report suspected retaliation to USBAM/Fund Chief Compliance Officer; USBAM Chief Executive Officer; employee’s immediate supervisor or other senior manager, or to the USBAM Human Resource Contact.

Failure of an employee to comply with all policies, rules and regulations may lead to disciplinary action. Such actions may include: documenting the incident of non-compliance in the employee’s personnel file, a fine, suspension of trading privileges and termination of employment. Serious violations may result in monetary fines, censure, suspension or result in other sanctions including the loss of certain licenses.

Policy Owner

•	Investment Practices Committee

Responsible Parties

•	Operations Department

•	Investment Practices Committee

•	Compliance Department/Chief Compliance Officer

•	Chief Investment Officer/Portfolio Managers

•	Legal Department/General Counsel

Related Policies

•	Recordkeeping & Retention

Related Disclosures

•	Form N-PX

•	Form N-CSR (Closed-end funds)

•	Statement of Additional Information (open-end registered funds)

•	Offering Memorandum (Mount Vernon Securities Lending Trust Prime Portfolio)

NUVEEN ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

EFFECTIVE DATE: JANUARY 1, 2011, AS LAST AMENDED MARCH 1, 2013

I.	General Principles

A.        Nuveen Asset Management, LLC (“NAM”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon NAM complete discretion to vote proxies.1

B.        It is NAM’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, NAM also seeks to enhance total investment return for its clients.

C.        If NAM contracts with another investment adviser to act as a sub-adviser for an Account, NAM may delegate proxy voting responsibility to the sub-adviser. Where NAM has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by NAM.

D.        NAM’s Proxy Voting Committee (“PVC”) provides oversight of NAM’s proxy voting policies and procedures, including (1) providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws; and (2) approving the proxy voting policies and procedures.

II.	Policies

The PVC after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. (“ISS”), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth NAM’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, NAM maintains the fiduciary responsibility for all proxy voting decisions.

III.	Procedures

A. Supervision of Proxy Voting. Day-to-day administration of proxy voting may be provided internally or by a third-party service provider, depending on client type, subject to the ultimate oversight of the PVC. The PVC shall supervise the relationships with NAM’s proxy voting services, ISS, for Funds and institutional accounts, and Broadridge Financial Solutions, Inc. (“Broadridge”), for separately managed accounts (“SMAs”). ISS and Broadridge apprise Investment Operations of shareholder meeting dates, and cast the actual proxy votes. ISS also provides research on proxy proposals and voting recommendations. ISS and Broadridge serve as NAM’s proxy voting record keepers and generate reports on how proxies were voted.

[1]	NAM does not vote proxies where a client withholds proxy voting authority, and in certain non-discretionary and model programs NAM votes proxies in accordance with its policies and procedures in effect from time to time. Clients may opt to vote proxies themselves, or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

B.        Conflicts of Interest.

1.        The following relationships or circumstances may give rise to conflicts of interest:2

a.        The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of NAM (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b.        The issuer is an entity in which an executive officer of NAM or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c.        The issuer is a registered or unregistered fund for which NAM or another Nuveen adviser serves as investment adviser or sub-adviser.

d.        Any other circumstances that NAM is aware of where NAM’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2.        NAM will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, NAM believes the risk related to conflicts will be minimized.

3.        To further minimize this risk, Compliance will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4.        In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from appropriate investment personnel. Before doing so, the PVC will consult with Legal to confirm that NAM faces no material conflicts of its own with respect to the specific proxy vote.

5.        If Legal concludes that a material conflict does exist for NAM, the PVC will recommend to NAM’s Compliance Committee or designee a course of action designed to address the conflict. Such actions could include, but are not limited to:

a.        Obtaining instructions from the affected client(s) on how to vote the proxy;

b.        Disclosing the conflict to the affected client(s) and seeking their consent to permit NAM to vote the proxy;

c.        Voting in proportion to the other shareholders;

[2]	A conflict of interest shall not be considered material for the purposes of these Policies and Procedures with respect to a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1.a.-d is present.

d.        Recusing the individual with the actual or potential conflict of interest from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e.        Following the recommendation of a different independent third party.

6.        In addition to all of the above-mentioned and other conflicts, the Head of Equity Research, Investment Operations and any member of the PVC must notify NAM’s Chief Compliance Officer (“CCO”) of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how NAM should vote proxies. NAM Compliance will investigate any such allegations and will report the findings to NAM’s Compliance Committee. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, NAM will not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

C.        Proxy Vote Override. From time to time, a portfolio manager of an Account (a “Portfolio Manager”) may initiate action to override ISS’s recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by NAM’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one member of the PVC shall authorize the override. If a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D.        Securities Lending.

1.        In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2.        Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

E.        Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, NAM is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client, and will rely on its ERISA clients to inform NAM of any actual or perceived client conflicts.

F.        Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, NAM shall make and retain five types of records relating to proxy voting; (1) proxy voting policies and procedures; (2) proxy statements received for client and fund securities; (3) records of votes cast on behalf of clients and funds; (4) records of written requests for proxy voting information and written responses from NAM to either a written or oral request; and (5) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. NAM may rely on ISS or Broadridge to make and retain on NAM’s behalf records pertaining to the rule.

G.        Fund of Funds Provision. In instances where NAM provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H.        Legacy Securities. To the extent that NAM receives proxies for securities that are transferred into an Account’s portfolio that were not recommended or selected by it and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NAM will generally instruct ISS or Broadridge to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NAM’s interest in maximizing the value of client investments. NAM may agree to an institutional account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I.        Terminated Accounts. Proxies received after the termination date of an Account generally will not be voted. An exception will be made if the record date is for a period in which an Account was under management or if a separately managed account (“SMA”) custodian failed to remove the account’s holdings from its aggregated voting list.

J.        Non-votes. Investment Operations shall be responsible for obtaining reasonable assurance that proxies are voted and submitted in a timely manner. It should not be considered a breach of this responsibility if NAM does not receive a proxy from ISS, Broadridge or a custodian with adequate time to analyze and direct to vote or vote a proxy by the required voting deadline.

NAM may determine not to vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, NAM may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, NAM may not to vote proxies where the voting would in NAM’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to NAM.

In the case of SMAs, NAM may determine not to vote securities where voting would require the transfer of the security to another custodian designated by the issuer. Such transfer is generally outside the scope of NAM’s authority and may result in significant operational limitations on NAM’s ability to conduct transactions relating to the securities during the period of transfer. From time to time, situations may arise (operational or otherwise) that prevent NAM from voting proxies after reasonable attempts have been made.

K.        Review and Reports.

1.        The PVC shall maintain a review schedule. The schedule shall include reviews of the proxy voting policy (including the policies of any sub-adviser engaged by NAM), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2.        The PVC will report to NAM’s Compliance Committee with respect to all identified conflicts and how they were addressed. These reports will include all Accounts, including those that are sub-advised. NAM also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

L.        Vote Disclosure to Clients. NAM’s institutional and SMA clients can contact their relationship manager for more information on NAM’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and NAM’s vote.

IV. Policy Owner

PVC

V. Responsible Parties

PVC

APPENDIX C

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Funds with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2014 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,075	0-$18,150	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,076-$36,900	$18,151-$73,800	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$36,901-$89,350	$73,801-$148,850	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$89,351-$186,350	$148,851-$226,850	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$186,351-$405,100	$226,851-$405,100	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$405,101-$406,750	$405,101-$457,600	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $406,750	Over $457,600	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

C-1